UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04474

Name of Registrant: Vanguard California Tax-Free Funds
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2012 – May 31, 2013

Item 1: Reports to Shareholders

Semiannual Report | May 31, 2013

Vanguard California Tax-Exempt Funds

Vanguard California Tax-Exempt Money Market Fund

Vanguard California Intermediate-Term Tax-Exempt Fund

Vanguard California Long-Term Tax-Exempt Fund

> After generally strong performance since early 2011, municipal bonds lost ground in the six months ended May 31, 2013. Vanguard California Intermediate-Term Tax-Exempt Fund returned –0.93% for Investor Shares, ahead of its benchmark index and the average result of peer funds.

> Vanguard California Long-Term Tax-Exempt Fund returned –1.35% for Investor Shares, lagging its benchmark and the average return of peers.

> With short-term interest rates still anchored near zero by Federal Reserve policy, Vanguard California Tax-Exempt Money Market Fund returned 0.01%.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	9
California Tax-Exempt Money Market Fund.	13
California Intermediate-Term Tax-Exempt Fund.	31
California Long-Term Tax-Exempt Fund.	76
About Your Fund’s Expenses.	105
Trustees Approve Advisory Arrangement.	107
Glossary.	108

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended May 31, 2013
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yield	Yield	Returns	Returns	Returns
Vanguard California Tax-Exempt Money Market Fund	0.01%	0.02%	0.01%	0.00%	0.01%
California Tax-Exempt Money Market Funds Average					0.00
California Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper Inc.

Vanguard California Intermediate-Term Tax-Exempt Fund
Investor Shares	1.56%	3.07%	1.59%	-2.52%	-0.93%
Admiral™ Shares	1.64	3.23	1.63	-2.52	-0.89
Barclays Municipal California Intermediate Bond Index					-0.97
California Intermediate Municipal Debt Funds Average					-1.25
California Intermediate Municipal Debt Funds Average: Derived from data provided by Lipper Inc.

Vanguard California Long-Term Tax-Exempt Fund
Investor Shares	2.33%	4.59%	1.84%	-3.19%	-1.35%
Admiral Shares	2.41	4.75	1.88	-3.19	-1.31
Barclays CA Municipal Bond Index					-1.03
California Municipal Debt Funds Average					-1.02
California Municipal Debt Funds Average: Derived from data provided by Lipper Inc.

7-day SEC yield for the California Tax-Exempt Money Market Fund; 30-day SEC yield for the California Intermediate-Term Tax-Exempt Fund and California Long-Term Tax-Exempt Fund.

The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 43.4% and the maximum income tax rate for the state. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Chairman’s Letter

Dear Shareholder,

Bond market returns were disappointing in the six months ended May 31. Gains early in 2013 were bookended by sell-offs in December and in May. Questions about when the Federal Reserve might scale back its stimulative bond-buying led interest rates to climb in the period’s closing weeks, making it the worst May for municipal bonds in more than two decades.

Against this backdrop, Vanguard California Intermediate-Term Tax-Exempt Fund returned –0.93% for Investor Shares and –0.89% for Admiral Shares for the six months. Vanguard California Long-Term Tax-Exempt Fund returned –1.35% for Investor Shares and –1.31% for Admiral Shares. In both funds, rising interest rates pushed bond prices down, producing negative capital returns that were only partly offset by interest income.

The Intermediate-Term Fund outperformed both its benchmark and the average return of peer funds, thanks in part to favorable security selection. The Long-Term Fund, however, lagged its comparative standards, held back in part by its lighter holdings of some of the best-performing bonds.

The California Tax-Exempt Money Market Fund, meanwhile, returned 0.01% for the period, reflecting the Fed’s four-year-old policy of holding the shortest-term interest rates near zero.

As municipal bond prices fell, yields rose. (Bond yields and prices move in opposite directions.) The 30-day SEC yield for Investor Shares of the Intermediate-Term Fund rose modestly, from 1.46% on November 30, 2012, to 1.56% on May 31. For the Long-Term Fund, the yield climbed a bit more, from 2.10% on November 30 to 2.33% on May 31. The Money Market Fund’s 7-day SEC yield was almost unchanged at 0.01%.

Please note: The funds are permitted to invest in securities whose income is subject to the alternative minimum tax (AMT). As of May 31, neither the Intermediate-Term Fund nor the Long- Term Fund owned securities that would generate income distributions subject to the AMT, but the Money Market Fund did.

Bond returns retreated as yields jumped in May
Bonds, which had clung to a modestly positive return over the previous few months, dipped into negative territory in May. Rising home prices contributed to the sell-off. Comments by Fed Chairman Ben Bernanke also disconcerted investors; he told Congress that the central bank might decide in coming months to curtail its massive bond-buying program.

Both the broad U.S. taxable bond market and the broad municipal market returned –1.1% for the six months ended May 31.

Market Barometer
			Total Returns
		Periods Ended May 31, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	-1.05%	0.91%	5.50%
Barclays Municipal Bond Index (Broad tax-exempt market)	-1.09	3.05	5.70
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.25

Stocks
Russell 1000 Index (Large-caps)	16.68%	27.62%	5.57%
Russell 2000 Index (Small-caps)	20.60	31.07	7.15
Russell 3000 Index (Broad U.S. market)	16.97	27.88	5.69
MSCI All Country World Index ex USA (International)	8.11	25.79	-1.62

CPI
Consumer Price Index	1.18%	1.36%	1.46%

The yield on the 10-year Treasury note closed the period at 2.11%, low by historical measures but considerably higher than the 1.67% yield at which it finished in April.

Stocks were strong globally, but Japan’s market turned volatile
Stocks worldwide performed robustly over the half year despite giving back some gains in the period’s final weeks. The overall return was about 12%. U.S. stocks, spared some of the international turbulence, increased nearly 17% as the economy kept slowly improving.

Developed markets stocks in the Pacific region returned about 14% and those in Europe about 10%, while emerging markets stocks crept up about 1%.

Although Japanese stocks climbed more than 20% for the period, they sank by more than 5% in May as Prime Minister Shinzo Abe’s economic recovery plan hit some unexpected bumps.

Joe Davis, Vanguard’s chief economist, recently noted that stimulative central bank policies in the United States, Japan, and Europe have affected financial markets substantially and “boosted investor psychology and business psychology to some extent.” Central banks have engaged in bond-buying on a massive scale to hold down long-term interest rates and thus encourage business and consumer borrowing. Joe did voice concern that “the sheer size” of central bank actions may be distorting investors’ decisions and leading some to take undue risk.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
California Tax-Exempt Money Market
Fund	0.16%	—	0.20%
California Intermediate-Term
Tax-Exempt Fund	0.20	0.12%	0.78
California Long-Term Tax-Exempt Fund	0.20	0.12	0.97

The fund expense ratios shown are from the prospectus dated March 28, 2013, and represent estimated costs for the current fiscal year. For the six months ended May 31, 2013, the funds’ annualized expense ratios were: for the California Tax-Exempt Money Market Fund, 0.14%; for the California Intermediate-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares; and for the California Long-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares. The six-month expense ratio for the California Tax-Exempt Money Market Fund reflects a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the fund’s annualized six-month expense ratio was 0.16%. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2012.

Peer groups: For the California Tax-Exempt Money Market Fund, California Tax-Exempt Money Market Funds; for the California Intermediate-Term Tax-Exempt Fund, California Intermediate Municipal Debt Funds; for the California Long-Term Tax-Exempt Fund, California Municipal Debt Funds.

Although challenges continue, state and local finances improved
The finances of many local and state governments have continued to improve, despite some well-publicized exceptions— including Detroit and, closer to home, San Bernardino and Stockton. At the state level, Illinois, beset with mounting pension funding challenges, replaced California as the state with the lowest credit rating on its general obligation bonds.

California also grabbed headlines for another unaccustomed reason: After many years of red ink, a budget surplus is projected for the state’s new fiscal year that begins on July 1. This dramatic turnabout results from spending cuts, a rising economic tide, and the temporary increases in certain income and sales tax rates that were approved by voters last November.

Those tax-rate hikes—plus taxes paid on capital gains taken in 2012 by some investors anticipating higher tax rates this year—boosted California’s state tax collections almost 35% in the first calendar quarter of 2013 compared with the same period in 2012 (based on preliminary estimates from the Nelson A. Rockefeller Institute of Government).

Technology-related businesses and real estate continue to be the main engines of California’s economic recovery. With jobs increasing at a faster pace than the national average, the state’s unemployment rate—which had climbed above 12% during the Great Recession—dropped from nearly 10% last November to a still-high 8.6% in May, according to preliminary figures. And as the battered housing market showed further recovery, home prices in Los Angeles and San Francisco rose about 17% and 22%, respectively, in the first three months of 2013 compared with 2012, according to the S&P/Case-Shiller Home Price Index.

Good news notwithstanding, challenges remain and California lawmakers—like those in many other states—appear cautious about budgeting for increased spending and hiring given uncertainty about federal fiscal policy and the federal sequester’s effect on the state. For example, some funds from the anticipated surplus will be reserved for a “rainy day.”

And borrowers have been reducing debt-service burdens by taking advantage of low interest rates to refinance municipal bonds. For the first five months of 2013, the total dollar volume of tax-exempt bonds sold in California increased almost 20% above year-ago levels. Strong investor demand, thanks in part to California’s improving financial picture, helped the state to buck the national trend toward slightly lower supply.

California municipal bonds, much like those nationwide, generally performed well after Congress addressed some of the “fiscal cliff” uncertainty at the turn of the new year. Even as new highs in the stock market lured some investors away, demand for municipal bonds was healthy. Many investors showed a willingness to take on more risk for higher potential return, a bias that was especially beneficial for longer-maturity and lower-rated bonds. But municipals were affected like other bonds when investors began selling in May.

In this environment, the California Intermediate-Term Fund outperformed its benchmark and the average return of peer funds. In contrast to the benchmark, which is composed of 5- to 10-year bonds, your fund holds a wider range of maturities, including some longer-term bonds that held back performance when their yields rose. This was more than offset by some astute credit selections.

The Long-Term Fund, however, trailed its benchmark and the average return of peers. The fund was relatively less concentrated in California state general

Investment insight

What might tax-exempt bonds return in the future?
It’s often said that a bond’s current yield to maturity—its rate of return if held until the bond matures—is a good indicator of the total return you will realize on the bond.
The chart below compares the historical yields of municipal bonds nationwide (the dotted line) with their average total return over the succeeding ten years (the solid line) to show how closely they’ve tracked each other in the past. (In other words, the data point on the solid line for December 31, 2002, represents the average annual return for the ten years ended December 31, 2012.) At the close of the period, municipal bond yields hovered near historical lows, suggesting that future returns will be much more modest than those earned in recent years.

obligation bonds, which performed very well during the period as the state’s outlook improved. The advisor’s portfolio positioning favors greater diversification.

Bonds remain a key element of a diversified portfolio
The bond market enjoyed decades of robust returns against a backdrop of falling interest rates, tame inflation, and, at times, investors’ search for a safe harbor from stock market volatility.

But those hoping to see this happen again are likely to be disappointed. Although yields have ticked up of late, they are still not far off historical lows. This doesn’t just mean that bonds are generating modest income; it also means that there’s little room for them to appreciate in price, given that yields and prices move in opposite directions. And if interest rates rise substantially, bonds may well deliver more negative returns—as many did in the last six months.

Although reducing your bond allocation and waiting in the wings might seem prudent, there are good reasons to think twice before making any abrupt shifts in your portfolio. Research has shown that trying to time the markets—in this case, to make the right calls on when to get out of bonds and when to get back into them—doesn’t often work out well.

Keep in mind, too, that reducing the amount of bonds in an otherwise well-balanced portfolio inevitably increases your volatility risk. That’s because the bond component of a portfolio plays an essential role in helping to cushion the impact of volatility in the stock component, especially during steep downturns in the equity market.

That point was made in a recent Vanguard research paper examining the impact of low bond returns on a balanced portfolio. “The diversification benefits of bonds in a stock/bond portfolio will likely persist,” authors Francis Kinniry and Brian Scott wrote. “This feature, more than projected returns, justifies a strategic allocation to bonds.” (You can find the full report, Reducing Bonds? Proceed With Caution, at vanguard.com/research.)

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
June 18, 2013

Your Fund’s Performance at a Glance
November 30, 2012, Through May 31, 2013

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard California Tax-Exempt Money Market
Fund	$1.00	$1.00	$0.000	$0.000
Vanguard California Intermediate-Term
Tax-Exempt Fund
Investor Shares	$11.92	$11.62	$0.190	$0.000
Admiral Shares	11.92	11.62	0.195	0.000
Vanguard California Long-Term Tax-Exempt
Fund
Investor Shares	$12.24	$11.85	$0.226	$0.000
Admiral Shares	12.24	11.85	0.231	0.000

Advisor’s Report

For the six months ended May 31, 2013, Vanguard California Tax-Exempt Money Market Fund returned 0.01%, compared with an average return of 0.00% for California peer funds. Vanguard California Intermediate-Term Tax-Exempt Fund returned –0.93% for Investor Shares and –0.89% for Admiral Shares, outpacing the –0.97% return of its benchmark, the Barclays Municipal California Intermediate Bond Index, and the –1.25% average return of California peer funds. Vanguard California Long-Term Tax-Exempt Fund returned –1.35% for Investor Shares and –1.31% for Admiral Shares, lagging the –1.03% return of the Barclays California Municipal Bond Index and the –1.02% average return of its peers.

The investment environment
The fiscal half year was difficult for the municipal bond market, primarily because of investor skittishness at the start and end of the period. In late May, Federal Reserve Chairman Ben Bernanke told Congress that the Fed might decide in the coming months to scale back its stimulative program of buying $85 billion a month of U.S. Treasury bonds and mortgage-backed securities.

Although the chairman’s brief remark was ambiguous—no specific timetable, amounts, targets, or economic trigger points were mentioned—Treasury and other taxable bond markets reacted negatively, and municipal bonds followed

Yields of Tax-Exempt Municipal Securities
(AAA-Rated General-Obligation Issues)

	November 30,	May 31,
Maturity	2012	2013
2 years	0.30%	0.29%
5 years	0.64	0.94
10 years	1.47	2.09
30 years	2.47	3.24
Source: Vanguard.

suit. Yields, especially those of longer-term bonds, rose sharply. Bond prices, which move inversely to changes in yields, fell substantially. The downdraft was surprising because May has historically been a good month for municipal bonds given seasonal supply-and-demand factors. (Shortly after our reporting period ended, Mr. Bernanke was more expansive. He said that the Fed could start scaling back bond purchases later in 2013, possibly ending the program by mid-2014.)

This time, May mirrored December, when investors were unnerved by the potential economic consequences associated with the “fiscal cliff” negotiations and by a proposal to curb the federal tax exemption on municipal bond income. Municipal bond returns recovered somewhat, despite some March volatility, only to run into the May jitters.

The Fed’s bond actions have aimed to reduce the yields of longer- and intermediate-term bonds. Its parallel policy for short-term interest rates, in place since December 2008, has maintained a target for the federal funds rate between 0% and 0.25%. This, of course, is why the yields of Vanguard California Tax-Exempt Money Market Fund and other money market funds remain suppressed. The central bank is expected to keep short-term rates at ultra-low levels until the stubbornly high unemployment rate falls significantly.

In light of those Fed policies, yield-starved investors had been willing to take on more risk. That included buying bonds with longer maturities, especially those with call features, and bonds of lower credit quality. May’s plummet in prices, and increases in yield, affected longer-maturity bonds the most because of their greater sensitivity to rate increases. Bonds of lower credit quality continued to outperform higher-quality ones, producing positive—though not stellar—returns during the half year.

For bond issuers, low interest rates are a different story. Such rates have enabled state and local governments to refinance outstanding higher-cost debt and reduce the debt-service burden on stressed budgets, though there are signs that this strategy may be running its course. Low interest rates also make it less costly to finance new projects. However, many borrowers have been taking extra care in issuing these “new money” bonds because they are still shoring up their finances in the wake of the Great Recession. State and local governments typically lag in the recovery from recessions, and this latest slump was unusually severe.

California residents, of course, are well aware of the severity of the downturn, and recall headlines that compared the state to Greece. But that comparison was overstated, and the state’s outlook has brightened considerably since then. One gauge of this is the Philadelphia Federal Reserve Bank’s index of coincident economic indicators. For each state, this index incorporates payroll employment, the jobless rate, average hours worked in manufacturing, and inflation-adjusted wage and salary disbursements. From the recession’s trough, California has grown slightly faster than the nation as a whole. Recognizing the improvement in California’s finances, one of the major rating agencies upgraded the state’s general obligation (GO) bond rating in early 2013.

Nationwide, tax-exempt bond issuance in the first five months of 2013 was modestly lower than year-ago levels. Not so in California, where the total dollar volume of bonds—including new-money issues, refinancings, and refundings—increased nearly 20% from year-ago levels.

Management of the funds
In managing the California Intermediate- Term Tax-Exempt Fund, we continued to underweight short-term bonds in favor of those with somewhat longer maturities (but still within the intermediate range) to capture some additional interest income. This modestly detracted from our six- month results compared with those of the benchmark and peers as interest rates began to rise. We also maintained a slight bias toward lower-quality bonds, which enhanced our results: The prices of these bonds rose as credit spreads generally tightened during the period amid improving investor confidence about California state and local finances. Also contributing to the fund’s outperformance were our selective sales of tobacco bonds.

We increased our holdings of local GO bonds, especially those of school districts, a strategy that worked well as credit spreads narrowed. We also added exposure to bonds that are backed by special taxes, as we believe these securities offered good value for their credit quality.

For the California Long-Term Tax-Exempt Fund, our continued emphasis on bonds with maturities in the 10- to 20-year range has been successful for some time, while interest rates were still falling. However, this worked against the fund during the six months when the yield curve steepened, affecting the more rate-sensitive bonds. The overweighting of longer-term bonds was accompanied by an underweighting of bonds with maturities under 5 years. Some of these shorter-term bonds experienced smaller yield increases (and smaller price declines), while yields of the shortest maturities actually fell slightly (and lifted prices).

Relative to its benchmark, the Long-Term Fund’s performance suffered a bit because the fund is more diversified than the index, where California GO bonds have a much larger weighting. These bonds delivered strong returns during the half year as California’s outlook improved. Selective selling of tobacco bonds helped to offset some of the missed opportunity in GO bonds. As in the Intermediate-Term Fund, we added exposure to bonds that are backed by special taxes.

A look ahead
As the economy improves and the Fed eventually tapers off its bond-buying program, we expect interest rates to become more volatile. Investors are likely to keep reaching for yield, especially if short-term rates remain near zero. We expect lower-quality bonds to continue to outperform but ultimately to become overvalued; accordingly, we plan to gradually reduce our exposure to them.

We still favor sectors, such as health care, that provide relative value opportunities. Even if today’s low yields persist, we are confident that our deep bench of analysts, traders, and portfolio managers can keep adding value to the funds.

James M. D’Arcy, Portfolio Manager

Pamela Wisehaupt Tynan, Principal,
Head of Municipal Money Market Funds

Christopher W. Alwine, CFA, Principal,
Head of Municipal Bond Funds

Vanguard Fixed Income Group

June 20, 2013

California Tax-Exempt Money Market Fund

Fund Profile
As of May 31, 2013

Financial Attributes
Ticker Symbol	VCTXX
Expense Ratio[1]	0.16%
7-Day SEC Yield	0.01%
Average Weighted
Maturity	26 days

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%
For information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratio shown is from the prospectus dated March 28, 2013, and represents estimated costs for the current fiscal year. For the six months ended May 31, 2013, the annualized expense ratio was 0.14%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the expense ratio was 0.16%.

California Tax-Exempt Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Fiscal-Year Total Returns (%): November 30, 2002, Through May 31, 2013
		CA Tax-Exempt
		Money Mkt
		Funds Avg
Fiscal Year	Total Returns	Total Returns
2003	0.91%	0.54%
2004	1.05	0.60
2005	2.17	1.70
2006	3.24	2.78
2007	3.55	3.06
2008	2.21	1.81
2009	0.37	0.17
2010	0.11	0.01
2011	0.07	0.01
2012	0.03	0.00
2013	0.01	0.00

7-day SEC yield (5/31/2013): 0.01%
California Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper Inc.
Note: For 2013, performance data reflect the six months ended May 31, 2013.

Average Annual Total Returns: Periods Ended March 31, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
California Tax-Exempt Money
Market Fund	6/1/1987	0.03%	0.37%	1.33%

See Financial Highlights for dividend information.

California Tax-Exempt Money Market Fund

Financial Statements (unaudited)

Statement of Net Assets
As of May 31, 2013

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (100.2%)
California (100.1%)
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Branson School) VRDO	0.110%	6/7/13 LOC	6,750	6,750
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Institute for Defense
Analyses) VRDO	0.100%	6/7/13 LOC	11,945	11,945
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Lakeside Village
Apartments) VRDO	0.110%	6/7/13 LOC	55,000	55,000
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Marin Country Day
School) VRDO	0.100%	6/7/13 LOC	22,175	22,175
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Public Policy Institute) VRDO	0.120%	6/7/13 LOC	12,705	12,705
Anaheim CA Housing Finance Agency Home
Mortgage Revenue VRDO	0.140%	6/7/13 LOC	5,485	5,485
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) TOB VRDO	0.130%	6/7/13	9,865	9,865
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) TOB VRDO	0.140%	6/7/13	21,140	21,140
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) TOB VRDO	0.150%	6/7/13	5,000	5,000
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) TOB VRDO	0.150%	6/7/13	9,320	9,320
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) VRDO	0.080%	6/7/13 LOC	10,000	10,000
2 Beverly Hills CA Public Financing Authority
Lease Revenue	3.000%	6/2/14	2,500	2,566
California Community College Financing
Authority TRAN	2.000%	12/31/13	30,000	30,312
California Community College Financing
Authority TRAN	2.000%	12/31/13	14,000	14,142
California Community College Financing
Authority TRAN	2.000%	12/31/13	7,500	7,574

California Tax-Exempt Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	California Department of Water Resources
	Water System Revenue (Central Valley Project)
	TOB VRDO	0.120%	6/7/13	4,100	4,100
	California Economic Recovery GO	5.250%	7/1/13 (ETM)	3,130	3,143
	California Educational Facilities Authority Revenue
	(California Institute of Technology) VRDO	0.090%	6/7/13	55,800	55,800
	California Educational Facilities Authority Revenue
	(Stanford Hospital) CP	0.150%	7/16/13	15,000	15,000
1	California Educational Facilities Authority Revenue
	(Stanford Hospital) TOB VRDO	0.120%	6/7/13	14,000	14,000
	California Educational Facilities Authority Revenue
	(Stanford University) CP	0.140%	8/8/13	11,175	11,175
1	California Educational Facilities Authority Revenue
	(Stanford University) TOB PUT	0.300%	8/8/13	37,090	37,090
1	California Educational Facilities Authority Revenue
	(Stanford University) TOB VRDO	0.120%	6/7/13	4,440	4,440
1	California Educational Facilities Authority Revenue
	(Stanford University) TOB VRDO	0.120%	6/7/13	4,000	4,000
1	California Educational Facilities Authority Revenue
	(University of Southern California) TOB PUT	0.180%	11/7/13	15,030	15,030
1	California Educational Facilities Authority Revenue
	(University of Southern California) TOB VRDO	0.120%	6/7/13	14,800	14,800
1	California Educational Facilities Authority Revenue
	(University of Southern California) TOB VRDO	0.140%	6/7/13	4,135	4,135
	California GO	5.000%	8/1/13 (Prere.)	5,650	5,695
	California GO	5.000%	8/1/13 (Prere.)	1,625	1,638
	California GO	5.250%	8/1/13 (Prere.)	3,440	3,469
	California GO	5.500%	4/1/14 (Prere.)	2,900	3,027
	California GO	5.250%	6/1/14 (Prere.)	4,800	5,041
	California GO VRDO	0.050%	6/3/13 LOC	18,125	18,125
	California GO VRDO	0.100%	6/7/13 LOC	19,400	19,400
	California Health Facilities Financing Authority
	Revenue (Adventist Health System/West) VRDO	0.070%	6/3/13 LOC	6,000	6,000
	California Health Facilities Financing Authority
	Revenue (Catholic Healthcare West) VRDO	0.110%	6/7/13 LOC	6,725	6,725
	California Health Facilities Financing Authority
	Revenue (Children’s Hospital of Orange County)
	VRDO	0.100%	6/7/13 LOC	5,100	5,100
	California Health Facilities Financing Authority
	Revenue (Children’s Hospital of Orange County)
	VRDO	0.100%	6/7/13 LOC	18,800	18,800
[1,3]	California Health Facilities Financing Authority
	Revenue (Kaiser Foundation Hospitals) TOB PUT	0.160%	9/3/13 LOC	35,000	35,000
	California Health Facilities Financing Authority
	Revenue (Memorial Health Services) VRDO	0.100%	6/7/13	60,500	60,500
	California Health Facilities Financing Authority
	Revenue (Scripps Health) VRDO	0.090%	6/7/13 LOC	8,000	8,000
	California Health Facilities Financing Authority
	Revenue (Scripps Health) VRDO	0.090%	6/7/13 LOC	12,020	12,020
	California Health Facilities Financing Authority
	Revenue (Scripps Health) VRDO	0.130%	6/7/13 LOC	10,820	10,820
1	California Health Facilities Financing Authority
	Revenue (St. Joseph Health System) TOB VRDO	0.120%	6/7/13	15,000	15,000
1	California Health Facilities Financing Authority
	Revenue (Sutter Health) TOB VRDO	0.120%	6/7/13 (13)	12,210	12,210

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 California Health Facilities Financing Authority
Revenue (Sutter Health) TOB VRDO	0.120%	6/7/13	6,700	6,700
California Housing Finance Agency
Home Mortgage Revenue VRDO	0.110%	6/7/13 LOC	21,600	21,600
California Housing Finance Agency
Home Mortgage Revenue VRDO	0.110%	6/7/13 LOC	30,310	30,310
California Housing Finance Agency
Home Mortgage Revenue VRDO	0.120%	6/7/13 LOC	8,700	8,700
California Infrastructure & Economic Development
Bank Revenue (Academy of Motion Picture Arts
& Sciences Obligated Group) VRDO	0.110%	6/7/13 LOC	35,000	35,000
California Infrastructure & Economic Development
Bank Revenue (Academy of Sciences) VRDO	0.050%	6/3/13 LOC	10,325	10,325
California Infrastructure & Economic Development
Bank Revenue (American National Red Cross)
VRDO	0.090%	6/7/13 LOC	14,020	14,020
1 California Infrastructure & Economic Development
Bank Revenue (Bay Area Toll Bridges Seismic
Retrofit) TOB VRDO	0.080%	6/3/13 (ETM)	80,860	80,860
California Infrastructure & Economic Development
Bank Revenue (Buck Institute for Age Research)
VRDO	0.100%	6/7/13 LOC	23,300	23,300
California Infrastructure & Economic Development
Bank Revenue (Clean Water Revolving Fund)	3.000%	10/1/13	13,000	13,122
California Infrastructure & Economic Development
Bank Revenue (JSerra Catholic High School
Project) VRDO	0.080%	6/7/13 LOC	11,405	11,405
California Municipal Finance Authority Revenue
(Notre Dame High School, San Jose) VRDO	0.150%	6/7/13 LOC	5,125	5,125
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.050%	6/3/13 LOC	1,100	1,100
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.080%	6/3/13 LOC	27,850	27,850
1 California Public Works Board Lease Revenue
(Regents of The University of California)
TOB VRDO	0.090%	6/7/13	6,655	6,655
California RAN	2.500%	6/20/13	58,000	58,062
California School Cash Reserve Program
Authority Pool TRAN	2.000%	10/1/13	10,000	10,060
California School Cash Reserve Program
Authority Pool TRAN	2.000%	10/1/13	21,190	21,317
California School Cash Reserve Program
Authority Pool TRAN	2.000%	12/31/13	2,500	2,526
California Statewide Communities Development
Authority Gas Supply Revenue VRDO	0.110%	6/7/13	125,230	125,230
California Statewide Communities Development
Authority Health Facility Revenue (Community
Hospital of the Monterey Peninsula)	5.250%	6/1/13 (Prere.)	7,500	7,500
California Statewide Communities Development
Authority Multifamily Housing Revenue
(Canyon Springs Apartments Project) VRDO	0.160%	6/7/13 LOC	10,105	10,105
California Statewide Communities Development
Authority Multifamily Housing Revenue
(Ridgeway Apartments) VRDO	0.110%	6/7/13 LOC	8,505	8,505

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Statewide Communities Development
Authority Multifamily Housing Revenue
(Village Green Apartments) VRDO	0.120%	6/7/13 LOC	5,800	5,800
California Statewide Communities Development
Authority Revenue (Community Hospital of the
Monterey Peninsula) VRDO	0.100%	6/7/13 LOC	9,150	9,150
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) VRDO	0.100%	6/7/13	15,800	15,800
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) VRDO	0.100%	6/7/13	72,650	72,650
California Statewide Communities Development
Authority Revenue (Los Angeles County
Museum of Art Project) VRDO	0.100%	6/7/13 LOC	47,100	47,100
California Statewide Communities Development
Authority Revenue (Rady Children’s Hospital -
San Diego) VRDO	0.100%	6/7/13 LOC	25,000	25,000
California Statewide Communities Development
Authority Revenue (Rady Children’s Hospital -
San Diego) VRDO	0.100%	6/7/13 LOC	25,000	25,000
1 California Statewide Communities Development
Authority Revenue (Sutter Health) TOB VRDO	0.120%	6/7/13	39,313	39,313
1 California Statewide Communities Development
Authority Revenue (Trinity Health) TOB VRDO	0.120%	6/7/13	2,175	2,175
California Statewide Communities Development
Authority Revenue (University of San Diego)
VRDO	0.120%	6/7/13 LOC	23,280	23,280
1 Cerritos CA Community College District GO
TOB VRDO	0.140%	6/7/13	7,845	7,845
Chula Vista CA Multifamily Housing Revenue
(Teresina Apartments) VRDO	0.110%	6/7/13 LOC	18,970	18,970
Contra Costa CA Municipal Water District
Revenue (Extendible) CP	0.180%	11/30/13	15,000	15,000
Contra Costa County CA Multifamily Housing
Revenue (Park Regency) VRDO	0.110%	6/7/13 LOC	47,200	47,200
Contra Costa County CA Public Financing
Authority Tax Allocation Revenue	5.625%	8/1/13 (Prere.)	2,115	2,134
1 Desert CA Community College District GO
TOB VRDO	0.120%	6/7/13	22,000	22,000
East Bay CA Municipal Utility District Water
System Revenue	2.000%	6/1/13	18,625	18,625
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.180%	11/4/13	20,800	20,800
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.180%	11/9/13	16,600	16,600
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.180%	11/9/13	12,200	12,200
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.180%	11/16/13	13,500	13,500
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.180%	11/22/13	26,300	26,300
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.190%	12/27/13	5,000	5,000
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.200%	1/4/14	26,000	26,000
3 East Bay CA Municipal Utility District Water
System Revenue PUT	0.120%	12/3/13	11,000	11,000

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 East Bay CA Municipal Utility District Water
System Revenue PUT	0.120%	2/28/14	13,000	13,000
1 East Bay CA Municipal Utility District Water
System Revenue TOB VRDO	0.120%	6/7/13	9,260	9,260
1 Eastern California Municipal Water District
Water & Sewer COP TOB VRDO	0.140%	6/7/13	1,590	1,590
3 Eastern Municipal Water District CA
Water & Sewer Revenue PUT	0.140%	7/19/13	14,000	14,000
3 Eastern Municipal Water District CA
Water & Sewer Revenue PUT	0.140%	12/20/13	8,300	8,300
Escondido CA Community Development
(Escondido Promenade Project) COP VRDO	0.150%	6/7/13 LOC	9,400	9,400
Escondido CA Community Development
Multifamily Revenue (Heritage Park Apartments)
VRDO	0.140%	6/7/13 LOC	4,250	4,250
Freemont CA Union High School District TRAN	1.500%	6/28/13	10,500	10,510
Fremont CA COP VRDO	0.100%	6/7/13 LOC	25,670	25,670
Fremont CA COP VRDO	0.100%	6/7/13 LOC	8,945	8,945
Fremont CA COP VRDO	0.110%	6/7/13 LOC	5,000	5,000
Garden Grove CA Housing Authority Multifamily
Housing Revenue (Valley View Senior Villas
Project) VRDO	0.130%	6/7/13 LOC	9,100	9,100
Irvine CA Assessment District No. 89-10
Improvement Revenue (Northwest Irvine) VRDO	0.070%	6/3/13 LOC	4,016	4,016
Irvine CA Assessment District No. 97-17
Improvement Revenue VRDO	0.070%	6/3/13 LOC	14,554	14,554
Irvine CA Public Facilities & Infrastructure
Authority Assessment Revenue VRDO	0.070%	6/3/13 LOC	12,057	12,057
Irvine CA Public Facilities & Infrastructure
Authority Assessment Revenue VRDO	0.070%	6/3/13 LOC	12,922	12,922
3 Irvine CA Ranch Water District Revenue PUT	0.120%	3/4/14	8,520	8,520
3 Irvine CA Ranch Water District Revenue PUT	0.120%	3/4/14	8,570	8,570
Irvine CA Ranch Water District Revenue VRDO	0.090%	6/7/13 LOC	18,455	18,455
Irvine CA Reassessment District No. 05-21
Improvement Revenue VRDO	0.070%	6/3/13 LOC	17,420	17,420
Irvine CA Reassessment District No. 85-7A
Improvement Revenue VRDO	0.070%	6/3/13 LOC	23,640	23,640
Kern County CA TRAN	2.500%	6/28/13	25,000	25,042
Livermore CA COP VRDO	0.110%	6/7/13 LOC	13,515	13,515
Livermore CA Redevelopment Agency
Multi-Family Housing Revenue
(Richards Manor) VRDO	0.140%	6/7/13 LOC	4,770	4,770
1 Long Beach CA Harbor Revenue TOB VRDO	0.370%	6/7/13	15,690	15,690
Los Altos CA Union High School District TRAN	1.500%	6/28/13	5,500	5,505
1 Los Angeles CA Community College District GO
TOB VRDO	0.090%	6/7/13	9,575	9,575
1 Los Angeles CA Community College District GO
TOB VRDO	0.120%	6/7/13	3,500	3,500
1 Los Angeles CA Community College District GO
TOB VRDO	0.120%	6/7/13	15,940	15,940
Los Angeles CA Community Redevelopment
Agency Multifamily Housing Revenue
(Academy Village Apartments) VRDO	0.110%	6/7/13 LOC	11,300	11,300
Los Angeles CA Community Redevelopment
Agency Multifamily Housing Revenue
(Hollywood & Vine Apartments) VRDO	0.110%	6/7/13 LOC	19,200	19,200

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.120%	6/7/13	8,750	8,750
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.130%	6/7/13	6,400	6,400
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.140%	6/7/13	5,000	5,000
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.170%	6/7/13	7,975	7,975
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.170%	6/7/13	18,880	18,880
1 Los Angeles CA Department of Water &
Power Revenue TOB VRDO	0.070%	6/3/13	37,900	37,900
1 Los Angeles CA Department of Water &
Power Revenue TOB VRDO	0.090%	6/7/13	5,450	5,450
1 Los Angeles CA Department of Water &
Power Revenue TOB VRDO	0.090%	6/7/13	4,360	4,360
1 Los Angeles CA Department of Water &
Power Revenue TOB VRDO	0.120%	6/7/13 LOC	10,355	10,355
1 Los Angeles CA Department of Water &
Power Revenue TOB VRDO	0.140%	6/7/13	7,495	7,495
Los Angeles CA Department of Water &
Power Revenue VRDO	0.040%	6/3/13	1,400	1,400
Los Angeles CA Department of Water &
Power Revenue VRDO	0.060%	6/3/13	13,500	13,500
Los Angeles CA Department of Water &
Power Revenue VRDO	0.080%	6/7/13	14,900	14,900
Los Angeles CA Department of Water &
Power Revenue VRDO	0.080%	6/7/13	7,300	7,300
Los Angeles CA Department of Water &
Power Revenue VRDO	0.090%	6/7/13	8,650	8,650
Los Angeles CA Department of Water &
Power Revenue VRDO	0.090%	6/7/13	32,400	32,400
Los Angeles CA Department of Water &
Power Revenue VRDO	0.100%	6/7/13	21,175	21,175
Los Angeles CA Harbor Department Revenue CP	0.170%	6/6/13	20,000	20,000
Los Angeles CA Harbor Department Revenue CP	0.180%	8/20/13	25,000	25,000
1 Los Angeles CA Harbor Department Revenue
TOB VRDO	0.130%	6/7/13	3,895	3,895
1 Los Angeles CA Harbor Department Revenue
TOB VRDO	0.140%	6/7/13	2,680	2,680
Los Angeles CA Multifamily Housing Revenue
(Beverly Park Apartments) VRDO	0.160%	6/7/13 LOC	15,500	15,500
Los Angeles CA Multifamily Housing Revenue
(Fountain Park Project) VRDO	0.110%	6/7/13 LOC	40,000	40,000
Los Angeles CA Multifamily Housing Revenue
(Queen Portfolio Apartments Project) VRDO	0.140%	6/7/13 LOC	6,595	6,595
Los Angeles CA Multifamily Housing Revenue
(San Regis Project) VRDO	0.140%	6/7/13 LOC	23,600	23,600
Los Angeles CA Unified School District GO	5.000%	7/1/13 (Prere.)	2,450	2,460
Los Angeles CA Unified School District GO	5.000%	7/1/13 (Prere.)	4,575	4,593
Los Angeles CA Unified School District GO	5.000%	7/1/13 (Prere.)	1,000	1,004
Los Angeles CA Unified School District GO	5.250%	7/1/13 (Prere.)	3,205	3,218
Los Angeles CA Unified School District GO
TOB VRDO	0.080%	6/3/13	23,800	23,800
1 Los Angeles CA Unified School District GO
TOB VRDO	0.120%	6/7/13	9,080	9,080

California Tax-Exempt Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Los Angeles CA Unified School District GO
	TOB VRDO	0.140%	6/7/13	6,660	6,660
1	Los Angeles CA Unified School District GO
	TOB VRDO	0.140%	6/7/13	9,995	9,995
	Los Angeles CA Wastewater System Revenue CP	0.190%	6/20/13 LOC	20,000	20,000
1	Los Angeles CA Wastewater System Revenue
	TOB VRDO	0.140%	6/7/13	7,500	7,500
[1,3]	Los Angeles County CA Metropolitan
	Transportation Authority Sales Tax Revenue
	TOB PUT	0.160%	8/1/13 LOC	29,800	29,800
	Los Angeles County CA Multifamily Housing
	Revenue (Valencia Village Project) VRDO	0.150%	6/7/13	6,325	6,325
	Los Angeles County CA Schools
	Pooled Financing Program TRAN	2.000%	9/30/13	3,000	3,018
	Los Angeles County CA Schools
	Pooled Financing Program TRAN	2.000%	11/29/13	1,500	1,513
	Los Angeles County CA Schools
	Pooled Financing Program TRAN	2.000%	12/31/13	3,500	3,536
	Los Angeles County CA Schools
	Pooled Financing Program TRAN	2.000%	1/31/14	5,000	5,060
	Los Angeles County CA TRAN	2.000%	6/28/13	75,000	75,100
1	Los Angeles County CA Unified School District GO
	TOB VRDO	0.140%	6/7/13	5,000	5,000
	Manteca CA Redevelopment Agency Tax
	Allocation Revenue VRDO	0.120%	6/3/13 LOC	13,050	13,050
3	Metropolitan Water District of Southern California
	Revenue PUT	0.120%	8/30/13	6,440	6,440
1	Metropolitan Water District of Southern California
	Revenue TOB VRDO	0.140%	6/7/13	5,000	5,000
1	Metropolitan Water District of Southern California
	Revenue TOB VRDO	0.140%	6/7/13	6,435	6,435
	Metropolitan Water District of Southern California
	Revenue VRDO	0.100%	6/3/13	13,500	13,500
	Metropolitan Water District of Southern California
	Revenue VRDO	0.110%	6/7/13	19,955	19,955
	Mission Viejo CA Community Development
	Financing Authority Revenue (Mission Viejo Mall
	Improvement) VRDO	0.110%	6/7/13 LOC	22,900	22,900
1	Newport Beach CA Revenue (Hoag Memorial
	Hospital Presbyterian) TOB VRDO	0.150%	6/1/13	7,200	7,200
	Newport Beach CA Revenue (Hoag Memorial
	Hospital Presbyterian) VRDO	0.110%	6/7/13 LOC	12,300	12,300
1	Nuveen California Investment Quality
	Municipal Fund VRDP VRDO	0.200%	6/7/13 LOC	18,000	18,000
1	Nuveen California Performance Plus
	Municipal Fund VRDP VRDO	0.200%	6/7/13 LOC	15,000	15,000
1	Nuveen California Quality Income
	Municipal Fund VRDP VRDO	0.200%	6/7/13 LOC	26,000	26,000
	Nuveen Insured California AMT-Free Municipal
	Income Fund VRDP VRDO	0.200%	6/7/13 LOC	32,000	32,000
	Orange County CA Apartment Development
	Revenue VRDO	0.090%	6/7/13 LOC	41,300	41,300
	Orange County CA Apartment Development
	Revenue VRDO	0.120%	6/7/13 LOC	9,550	9,550
	Orange County CA Sanitation District COP	5.250%	8/1/13 (Prere.)	8,000	8,068

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Orange County CA Sanitation District
Wastewater Revenue	3.000%	8/1/13	3,000	3,014
1 Orange County CA Water District Revenue
TOB VRDO	0.160%	6/7/13	9,000	9,000
Otay CA Water District (Capital Project)
COP VRDO	0.110%	6/7/13 LOC	8,010	8,010
1 Peralta CA Community College District Revenue
TOB VRDO	0.120%	6/7/13	19,645	19,645
Riverside County CA Industrial Development
Authority Empowerment Zone Facility Revenue
(Guy Evans Inc. Project) VRDO	0.160%	6/7/13 LOC	5,030	5,030
Riverside County CA Public Facility Project
COP VRDO	0.130%	6/7/13 LOC	7,500	7,500
Riverside County CA Teeter Notes	2.000%	10/16/13	40,000	40,262
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/13 (Prere.)	12,140	12,257
Sacramento CA Municipal Utility District Revenue
VRDO	0.100%	6/7/13 LOC	33,000	33,000
Sacramento County CA Multifamily Housing
Revenue (River Pointe Apartments) VRDO	0.130%	6/7/13 LOC	10,200	10,200
Sacramento County CA Multifamily Housing
Revenue (River Pointe Apartments) VRDO	0.130%	6/7/13 LOC	12,300	12,300
1 Sacramento County CA Sanitation Districts
Financing Authority Revenue TOB VRDO	0.110%	6/7/13 LOC	6,250	6,250
1 San Bernardino Community College District
(San Bernardino and Riverside Counties)
TOB VRDO	0.130%	6/7/13	4,620	4,620
San Bernardino County CA TRAN	2.000%	6/28/13	28,000	28,037
1 San Diego CA Community College District GO
TOB PUT	0.220%	8/1/13	4,100	4,100
1 San Diego CA Community College District GO
TOB VRDO	0.120%	6/7/13	5,710	5,710
1 San Diego CA Community College District GO
TOB VRDO	0.120%	6/7/13	5,000	5,000
1 San Diego CA Community College District GO
TOB VRDO	0.140%	6/7/13	5,000	5,000
San Diego CA County TRAN	2.000%	6/28/13	13,000	13,017
San Diego CA Housing Authority Multifamily
Housing Revenue (Bay Vista Apartments Project)
VRDO	0.110%	6/7/13 LOC	9,690	9,690
San Diego CA Housing Authority Multifamily
Housing Revenue (Canyon Rim Apartments)
VRDO	0.110%	6/7/13 LOC	32,440	32,440
1 San Diego CA Public Facilities Financing Authority
Sewer Revenue TOB VRDO	0.110%	6/7/13	8,280	8,280
1 San Diego CA Public Facilities Financing Authority
Water Revenue TOB VRDO	0.140%	6/7/13	7,495	7,495
1 San Diego CA Unified School District GO TOB PUT	0.180%	11/7/13	27,955	27,955
1 San Diego County CA Regional Transportation
Commission Sales Tax Revenue TOB PUT	0.220%	8/1/13	2,675	2,675
San Diego County CA Regional Transportation
Commission Sales Tax Revenue VRDO	0.110%	6/7/13	8,925	8,925
1 San Diego County CA Water Authority Revenue
COP TOB VRDO	0.140%	6/7/13	9,800	9,800
1 San Diego County CA Water Authority Revenue
COP TOB VRDO	0.140%	6/7/13	6,100	6,100

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 San Diego County CA Water Authority Revenue
COP TOB VRDO	0.140%	6/7/13	6,500	6,500
1 San Diego County CA Water Authority Revenue
COP TOB VRDO	0.140%	6/7/13	6,840	6,840
1 San Diego County CA Water Authority Revenue
COP TOB VRDO	0.140%	6/7/13	9,500	9,500
1 San Diego County CA Water Authority Revenue
COP TOB VRDO	0.140%	6/7/13	4,825	4,825
1 San Francisco CA Bay Area Rapid Transit District
Sales Tax Revenue TOB VRDO	0.140%	6/7/13	9,500	9,500
1 San Francisco CA City & County (Laguna Honda
Hospital) GO TOB VRDO	0.090%	6/7/13	1,800	1,800
San Francisco CA City & County Finance Corp.
Lease Revenue (Moscone Center Expansion)
VRDO	0.110%	6/7/13 LOC	43,250	43,250
San Francisco CA City & County International
Airport Revenue VRDO	0.110%	6/7/13 LOC	18,310	18,310
San Francisco CA City & County International
Airport Revenue VRDO	0.110%	6/7/13 LOC	8,000	8,000
San Francisco CA City & County International
Airport Revenue VRDO	0.110%	6/7/13 LOC	26,300	26,300
San Francisco CA City & County Public Utilities
Commission Wastewater Revenue	1.000%	10/1/13	32,805	32,897
1 San Francisco CA City & County Public Utilities
Commission Water Revenue TOB VRDO	0.140%	6/7/13	6,800	6,800
San Francisco CA City & County Redevelopment
Agency Multifamily Housing Revenue
(Third & Mission Streets) VRDO	0.120%	6/7/13 LOC	40,000	40,000
San Jose CA Financing Authority Lease
Revenue CP	0.160%	6/3/13 LOC	13,128	13,128
San Jose CA Financing Authority Lease
Revenue CP	0.160%	6/3/13 LOC	13,127	13,127
San Jose CA Multifamily Housing Revenue
(Cinnabar Commons) VRDO	0.110%	6/7/13 LOC	16,200	16,200
San Jose CA Multifamily Housing Revenue
(Raintree Apartments) VRDO	0.140%	6/7/13 LOC	10,000	10,000
1 San Jose CA Unified School District Santa Clara
County GO TOB VRDO	0.150%	6/7/13	7,310	7,310
1 San Mateo County CA Community College
District GO TOB PUT	0.220%	8/1/13	10,860	10,860
1 San Mateo County CA Community College
District GO TOB VRDO	0.140%	6/7/13	4,315	4,315
San Ramon Valley CA Unified School District GO	5.000%	8/1/13 (Prere.)	6,865	6,920
Santa Barbara County CA TRAN	2.000%	6/28/13	10,000	10,013
1 Sequoia CA Unified School District GO TOB VRDO	0.150%	6/7/13	5,860	5,860
1 Sonoma County CA Junior College District GO
TOB VRDO	0.120%	6/7/13 LOC	30,490	30,490
1 Sunnyvale CA Wastewater Revenue TOB VRDO	0.130%	6/7/13	8,720	8,720
1 University of California Revenue TOB VRDO	0.070%	6/3/13	2,600	2,600
1 University of California Revenue TOB VRDO	0.090%	6/7/13	6,655	6,655
1 University of California Revenue TOB VRDO	0.110%	6/7/13	7,300	7,300
1 University of California Revenue TOB VRDO	0.120%	6/7/13	16,695	16,695
1 University of California Revenue TOB VRDO	0.120%	6/7/13	8,800	8,800
1 University of California Revenue TOB VRDO	0.140%	6/7/13	2,190	2,190
1 University of California Revenue TOB VRDO	0.140%	6/7/13	3,495	3,495
1 University of California Revenue TOB VRDO	0.140%	6/7/13	6,000	6,000

California Tax-Exempt Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	University of California Revenue TOB VRDO	0.140%	6/7/13	3,470	3,470
1	University of California Revenue TOB VRDO	0.150%	6/7/13	9,579	9,579
	Western Municipal Water District Facilities
	Authority California Water Revenue VRDO	0.090%	6/7/13 LOC	19,275	19,275
	Westlands CA Water District COP VRDO	0.100%	6/7/13 LOC	24,530	24,530
					3,715,183
Puerto Rico (0.1%)
1	Puerto Rico Sales Tax Financing Corp. Revenue
	TOB VRDO	0.140%	6/7/13	4,625	4,625
Total Tax-Exempt Municipal Bonds (Cost $3,719,808)					3,719,808
Other Assets and Liabilities (-0.2%)
Other Assets					28,246
Liabilities					(36,142)
					(7,896)
Net Assets (100%)
Applicable to 3,711,288,026 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)					3,711,912
Net Asset Value Per Share					$1.00

At May 31, 2013, net assets consisted of:
					Amount
					($000)
Paid-in Capital					3,711,834
Undistributed Net Investment Income					—
Accumulated Net Realized Gains					78
Net Assets					3,711,912

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2013, the aggregate value of these securities was $997,402,000, representing 26.9% of net assets.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of May 31, 2013.
3 Adjustable-rate security.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corporation.
(13) Berkshire Hathaway Assurance Corporation.
(14) National Public Finance Guarantee Corporation.
(15) Build America Mutual Assurance Company.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

California Tax-Exempt Money Market Fund

Statement of Operations

Six Months Ended
May 31, 2013
($000)
Investment Income
Income
Interest	2,960
Total Income	2,960
Expenses
The Vanguard Group—Note B
Investment Advisory Services	458
Management and Administrative	1,994
Marketing and Distribution	560
Custodian Fees	23
Shareholders’ Reports	14
Trustees’ Fees and Expenses	3
Total Expenses	3,052
Expense Reduction—Note B	(419)
Net Expenses	2,633
Net Investment Income	327
Realized Net Gain (Loss) on Investment Securities Sold	74
Net Increase (Decrease) in Net Assets Resulting from Operations	401

See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	327	1,167
Realized Net Gain (Loss)	74	5
Net Increase (Decrease) in Net Assets Resulting from Operations	401	1,172
Distributions
Net Investment Income	(327)	(1,167)
Realized Capital Gain	—	—
Total Distributions	(327)	(1,167)
Capital Share Transactions (at $1.00)
Issued	1,546,238	2,456,850
Issued in Lieu of Cash Distributions	311	1,111
Redeemed	(1,647,235)	(2,776,686)
Net Increase (Decrease) from Capital Share Transactions	(100,686)	(318,725)
Total Increase (Decrease)	(100,612)	(318,720)
Net Assets
Beginning of Period	3,812,524	4,131,244
End of Period	3,711,912	3,812,524

See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	. 0001	. 0003	. 001	. 001	. 004	. 022
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	. 0001	. 0003	. 001	. 001	. 004	. 022
Distributions
Dividends from Net Investment Income	(. 0001)	(. 0003)	(. 001)	(. 001)	(. 004)	(. 022)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 0001)	(. 0003)	(. 001)	(. 001)	(. 004)	(. 022)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.01%	0.03%	0.07%	0.11%	0.37%	2.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,712	$3,813	$4,131	$4,610	$5,355	$7,506
Ratio of Expenses to
Average Net Assets	0.14%[2]	0.15%[2]	0.16%[2]	0.17%	0.17%[3]	0.11%[3]
Ratio of Net Investment Income to
Average Net Assets	0.02%	0.03%	0.07%	0.11%	0.39%	2.19%

The expense ratio and net income ratio for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 The ratio of total expenses to average net assets before an expense reduction was 0.16% for 2013, 0.16% for 2012, and 0.17% for 2011. See Note B in Notes to Financial Statements.
3 Includes fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds of 0.04% for 2009 and 0.01% for 2008.

See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Notes to Financial Statements

Vanguard California Tax-Exempt Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2009–2012), and for the period ended May 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2013, the fund had contributed capital of $455,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.18% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield so as to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the period ended May 31, 2013, Vanguard’s expenses were reduced by $419,000 (an effective annual rate of 0.02% of the fund’s average net assets).

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

California Tax-Exempt Money Market Fund

At May 31, 2013, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. In preparing the financial statements as of May 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

California Intermediate-Term Tax-Exempt Fund

Fund Profile
As of May 31, 2013

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VCAIX		VCADX
Expense Ratio[1]	0.20%		0.12%
30-Day SEC Yield	1.56%		1.64%

Financial Attributes
		Barclays
		Muni	Barclays
		CA IT	Municipal
		Bond	Bond
	Fund	Index	Index
Number of Bonds	1,106	1,542	46,973
Yield to Maturity
(before expenses)	1.9%	1.8%	2.3%
Average Coupon	4.3%	4.7%	4.9%
Average Duration	5.2 years	4.9 years	7.1 years
Average Effective
Maturity	5.4 years	5.5 years	6.0 years
Short-Term
Reserves	6.5%	—	—

Volatility Measures
		Barclays
	Barclays Muni	Municipal
	CA IT	Bond
	Bond Index	Index
R-Squared	0.89	0.98
Beta	0.95	0.98
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year		11.8%
1 - 3 Years		16.7
3 - 5 Years		19.3
5 - 10 Years		45.0
10 - 20 Years		6.9
20 - 30 Years		0.3

Distribution by Credit Quality (% of portfolio)
AAA		6.0%
AA		54.2
A		35.5
BBB		2.9
B		0.9
Not Rated		0.5
For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated March 28, 2013, and represent estimated costs for the current fiscal year. For the six months ended May 31, 2013, the annualized expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares.

California Intermediate-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2002, Through May 31, 2013
				Barclays Muni
				CA IT
			Investor Shares
				Bond Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2003	4.12%	1.66%	5.78%	5.62%
2004	3.93	-1.52	2.41	4.05
2005	3.90	-1.79	2.11	2.37
2006	4.12	1.28	5.40	5.07
2007	3.99	-1.53	2.46	3.84
2008	3.79	-6.50	-2.71	1.84
2009	4.19	6.37	10.56	9.03
2010	3.79	0.64	4.43	6.89
2011	3.88	2.29	6.17	6.79
2012	3.52	6.62	10.14	9.08
2013	1.59	-2.52	-0.93	-0.97
Note: For 2013, performance data reflect the six months ended May 31, 2013.

Average Annual Total Returns: Periods Ended March 31, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	3/4/1994	5.40%	5.47%	3.89%	0.36%	4.25%
Admiral Shares	11/12/2001	5.49	5.55	3.97	0.36	4.33

See Financial Highlights for dividend and capital gains information.

California Intermediate-Term Tax-Exempt Fund

Financial Statements (unaudited)

Statement of Net Assets
As of May 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (101.3%)
California (101.2%)
ABAG Finance Authority for Nonprofit Corps.
California Revenue (899 Charleston Project)
VRDO	0.160%	6/3/13 LOC	8,010	8,010
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	2.150%	7/1/19	7,500	7,504
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	2.500%	7/1/19	2,140	2,142
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	3.000%	7/1/19	2,000	2,007
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	6.000%	7/1/31	2,750	3,176
1 ABAG Finance Authority for Nonprofit Corps.
California Revenue (Eskaton Properties Inc.
Obligated Group)	2.000%	11/15/13	425	428
1 ABAG Finance Authority for Nonprofit Corps.
California Revenue (Eskaton Properties Inc.
Obligated Group)	3.000%	11/15/16	1,220	1,273
1 ABAG Finance Authority for Nonprofit Corps.
California Revenue (Eskaton Properties Inc.
Obligated Group)	5.000%	11/15/35	3,250	3,406
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/20	850	1,001
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/22	555	656
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/23	1,000	1,175
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/24	1,265	1,463
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Odd Fellows Home)	5.000%	4/1/32	7,250	7,927
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/24	960	1,102

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/26	1,400	1,580
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/28	400	446
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	6.000%	8/1/30	1,120	1,346
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	6.375%	8/1/34	2,500	2,651
Alameda CA Corridor Transportation
Authority Revenue	0.000%	10/1/14 (2)	325	320
Alameda CA Corridor Transportation
Authority Revenue	0.000%	10/1/15 (2)	910	877
Alameda CA Corridor Transportation
Authority Revenue	0.000%	10/1/16 (2)	4,305	4,026
Alameda CA Corridor Transportation
Authority Revenue	0.000%	10/1/20 (2)	12,695	9,923
Alameda CA Corridor Transportation
Authority Revenue	5.000%	10/1/22	2,190	2,629
Alameda CA Corridor Transportation
Authority Revenue	5.000%	10/1/23	2,160	2,607
Alameda CA Corridor Transportation
Authority Revenue	5.400%	10/1/24 (2)	1,625	1,789
Alameda CA Corridor Transportation
Authority Revenue	0.000%	10/1/29 (2)	30,000	13,285
Alameda CA Corridor Transportation
Authority Revenue	0.000%	10/1/30 (2)	9,110	3,799
Alameda County CA (Medical Center Project) COP	5.250%	6/1/13 (ETM)	1,785	1,785
Alameda County CA (Medical Center Project) COP	5.375%	6/1/14 (ETM)	1,880	1,898
Alameda County CA (Medical Center Project) COP	5.375%	6/1/15 (ETM)	3,960	4,031
Alvord CA Unified School District GO	5.900%	2/1/21 (14)	2,230	2,697
Alvord CA Unified School District GO	5.900%	2/1/24 (4)	3,865	4,699
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.000%	10/1/21 (14)	4,425	4,912
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.000%	10/1/22 (14)	4,660	5,137
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.000%	10/1/24 (14)	5,175	5,636
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.000%	10/1/25 (14)	5,450	5,912
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.250%	10/1/30	5,585	6,414
Antioch CA Public Financing Authority
Reassessment Revenue	5.000%	9/2/13 (2)	2,275	2,280
Bakersfield CA Wastewater Revenue	5.000%	9/15/24 (4)	7,600	8,603
Bakersfield CA Wastewater Revenue VRDO	0.130%	6/7/13	4,500	4,500
Bay Area CA Infrastructure Financing
Authority Revenue	5.000%	8/1/17 (10)	5,000	5,035
Bay Area CA Infrastructure Financing
Authority Revenue	5.000%	8/1/17 (14)	6,910	6,934
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	11,625	13,079
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	300	338
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	2,455	2,762

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	3,100	3,488
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	10,000	11,251
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/17 (Prere.)	3,055	3,549
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/17 (Prere.)	3,000	3,485
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/18	2,610	2,993
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/25	6,250	7,394
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/28	15,000	17,337
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/29	7,000	8,044
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.250%	4/1/29	11,280	13,336
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/30	15,000	17,149
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/31	15,945	18,125
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	0.990%	8/1/17	25,000	25,087
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	1.450%	8/1/17	12,500	12,665
2 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	0.820%	10/1/19	5,000	5,039
2 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	0.820%	10/1/19	5,500	5,530
2 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	1.020%	5/1/23	7,000	7,067
2 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	1.220%	4/1/24	5,000	5,064
3 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) TOB VRDO	0.140%	6/7/13	16,300	16,300
Burbank CA Public Financing Authority Revenue
(Golden State Redevelopment Project)	5.250%	12/1/13 (2)	4,615	4,718
Cabrillo CA Community College District Revenue	0.000%	8/1/13 (14)	2,590	2,589
Cabrillo CA Community College District Revenue	0.000%	8/1/14 (14)	2,655	2,636
California Community College Financing Authority
TRAN	2.000%	6/28/13	8,000	8,008
California County CA Tobacco Securitization
Agency Revenue	5.250%	6/1/21	10,765	10,885
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/15	26,850	29,242
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/16	5,000	5,649
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/16	19,625	22,171
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/17	14,600	16,976
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/17	25,000	29,069
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/18	5,475	6,505

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/18	2,525	3,000
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/18	17,950	21,326
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/19	1,215	1,467
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/19	19,590	23,656
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20	18,000	21,966
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20	3,660	4,466
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20	22,890	27,933
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	6,500	7,984
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	50,000	58,324
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	20,000	23,330
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	5,000	6,054
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/22	14,675	17,088
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/22	10,825	13,068
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/13	7,000	7,169
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/14 (Prere.)	180	193
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/14 (Prere.)	3,355	3,592
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/20	1,250	1,543
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/21	5,645	7,018
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/22	6,000	7,497
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/24	5,000	5,843
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/26	8,565	9,991
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/27	8,800	10,324
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.250%	12/1/27	3,900	4,711
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/28	3,350	3,960
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.250%	12/1/28	4,505	5,424
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/29	3,530	4,152
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/29	8,255	9,746
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.250%	12/1/29	4,640	5,567

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/30	2,720	3,188
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.250%	12/1/30	1,850	2,212
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/31	3,910	4,560
California Economic Recovery GO	5.250%	7/1/13	20,000	20,084
4 California Economic Recovery GO	5.250%	7/1/14 (ETM)	3,385	3,568
California Economic Recovery GO	5.250%	7/1/14	11,615	12,242
California Economic Recovery GO	5.000%	7/1/18	29,770	35,341
California Economic Recovery GO	5.000%	7/1/19	32,330	38,917
California Economic Recovery GO	5.000%	7/1/20	43,810	51,979
California Economic Recovery GO	5.250%	7/1/21	45,385	53,852
California Economic Recovery GO	5.000%	7/1/22	16,280	18,229
California Educational Facilities Authority Revenue
(College of Arts & Crafts)	6.875%	6/1/14	360	376
California Educational Facilities Authority Revenue
(College of Arts & Crafts)	6.875%	6/1/15	380	412
California Educational Facilities Authority Revenue
(College of Arts & Crafts)	6.875%	6/1/16	400	447
California Educational Facilities Authority Revenue
(College of Arts)	5.000%	6/1/20	790	866
California Educational Facilities Authority Revenue
(College of Arts)	5.000%	6/1/23	1,195	1,284
California Educational Facilities Authority Revenue
(College of Arts)	5.000%	6/1/24	380	406
California Educational Facilities Authority Revenue
(College of Arts)	5.250%	6/1/30	1,125	1,215
California Educational Facilities Authority Revenue
(Stanford University)	5.000%	3/15/26	10,000	12,375
3 California Educational Facilities Authority Revenue
(University of Southern California) TOB VRDO	0.160%	6/3/13	1,155	1,155
California GO	5.000%	10/1/14	2,000	2,124
California GO	5.000%	11/1/14	1,390	1,482
California GO	5.000%	3/1/15	1,000	1,079
California GO	5.000%	4/1/15	15,400	16,663
California GO	5.000%	12/1/15	1,470	1,537
California GO	5.000%	4/1/17	11,000	12,662
California GO	5.250%	2/1/18 (14)	8,000	9,455
California GO	6.000%	2/1/18 (2)	6,240	7,599
California GO	5.000%	3/1/18	1,850	2,170
California GO	5.500%	4/1/18	20,000	23,980
2 California GO	1.020%	5/1/18	9,000	9,059
California GO	5.000%	8/1/18	1,895	2,159
California GO	5.000%	10/1/18	14,095	16,778
California GO	5.000%	10/1/18	20,000	23,806
California GO	5.500%	4/1/19	11,245	13,682
California GO	5.000%	5/1/19	10,000	10,834
California GO	5.000%	8/1/19	30,000	32,812
California GO	5.000%	10/1/19	21,000	25,221
California GO	5.000%	10/1/19 (14)	14,800	16,787
California GO	5.000%	2/1/20	2,950	3,532
California GO	5.250%	2/1/20	7,500	9,096
California GO	5.000%	3/1/20	55,285	59,470
California GO	5.000%	8/1/20	14,890	16,930
California GO	5.000%	9/1/20	26,810	32,339

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California GO	5.000%	9/1/20	9,970	12,026
California GO	5.000%	10/1/20	10,555	12,745
California GO	5.000%	3/1/21	2,250	2,666
California GO	5.000%	4/1/21	2,240	2,698
California GO	5.500%	4/1/21	2,000	2,386
California GO	5.000%	9/1/21	13,700	16,579
California GO	5.000%	9/1/21	1,310	1,585
California GO	5.000%	10/1/21	2,575	3,119
California GO	5.000%	2/1/22	8,125	9,770
California GO	5.000%	6/1/22	12,000	13,003
California GO	5.000%	9/1/22	12,710	15,370
California GO	5.250%	9/1/22	17,400	21,399
California GO	5.000%	2/1/23	23,000	27,738
California GO	5.000%	9/1/23	7,000	8,350
California GO	5.000%	9/1/23	12,120	13,599
California GO	5.250%	9/1/23	2,455	2,947
California GO	5.000%	10/1/23	12,500	14,060
California GO	5.000%	10/1/23	10,000	12,117
California GO	5.000%	12/1/23	7,500	8,652
California GO	5.000%	3/1/24	3,000	3,476
California GO	5.000%	8/1/24 (4)	31,275	34,035
California GO	5.000%	8/1/24	10,100	11,383
California GO	5.000%	9/1/24	10,000	11,823
California GO	5.000%	10/1/24	13,440	15,070
California GO	5.000%	10/1/24	9,790	11,127
California GO	5.000%	11/1/24	5,000	5,840
California GO	5.000%	11/1/24	6,000	6,884
California GO	5.000%	12/1/24	2,000	2,299
California GO	5.000%	2/1/25	12,940	15,034
California GO	5.125%	3/1/25	2,000	2,283
California GO	5.000%	8/1/25	10,000	11,236
California GO	5.000%	9/1/25	1,500	1,712
California GO	5.000%	9/1/25	2,185	2,550
California GO	5.000%	10/1/25	6,000	6,790
California GO	5.000%	11/1/25	1,500	1,736
California GO	5.000%	12/1/25	21,015	24,066
California GO	5.000%	3/1/26	5,000	5,469
California GO	5.000%	3/1/26	5,000	5,708
California GO	5.000%	4/1/26	27,480	30,908
California GO	5.000%	9/1/26	2,500	2,817
California GO	5.000%	10/1/26	5,000	5,805
California GO	5.000%	11/1/26	7,500	8,658
California GO	5.000%	4/1/27	24,285	27,119
California GO	5.750%	4/1/27	31,455	36,901
California GO	4.500%	8/1/27	6,000	6,419
California GO	5.000%	9/1/27	5,500	6,195
California GO	5.000%	10/1/27	11,250	12,949
California GO	5.250%	10/1/27	5,000	5,846
California GO	5.000%	3/1/28	10,855	11,379
California GO	5.750%	4/1/28	30,000	35,065
California GO	5.000%	6/1/28	10,005	10,724
California GO	5.000%	9/1/28	17,500	19,589
California GO	5.250%	9/1/28	6,000	6,966
California GO	5.250%	2/1/29	2,790	3,204
California GO	5.000%	9/1/29	6,000	6,805
California GO	5.000%	9/1/29	16,000	17,836

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California GO	5.250%	3/1/30	20,000	22,994
California GO	4.500%	8/1/30	12,790	13,547
California GO	5.000%	9/1/30	10,000	11,296
California GO	5.000%	9/1/30	10,180	11,345
California GO	5.000%	3/1/31	5,535	5,954
California GO	5.750%	4/1/31	30,000	34,871
California GO	5.000%	2/1/32	2,540	2,833
California GO	6.000%	3/1/33	12,000	14,660
California GO	5.125%	4/1/33	6,550	7,243
California GO	6.500%	4/1/33	20,000	24,622
3 California GO TOB VRDO	0.080%	6/3/13	5,100	5,100
California Health Facilities Financing Authority
Revenue (Adventist Health System/West)	5.000%	3/1/25	5,700	6,531
California Health Facilities Financing Authority
Revenue (Adventist Health System/West)	5.000%	3/1/26	2,000	2,278
California Health Facilities Financing Authority
Revenue (Adventist Health System/West) VRDO	0.070%	6/3/13 LOC	7,000	7,000
California Health Facilities Financing Authority
Revenue (California-Nevada Methodist Homes)	5.000%	7/1/26	1,740	1,857
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.000%	7/1/19	1,000	1,174
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.000%	3/1/20	4,750	5,604
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.000%	3/1/21	3,810	4,534
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.250%	3/1/22	8,000	9,535
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.500%	7/1/25	5,000	5,670
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.625%	7/1/25	19,820	22,812
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.250%	3/1/27	7,500	8,474
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	6.000%	7/1/29	4,250	5,077
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West) PUT	5.000%	7/1/14	49,000	51,450
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West) PUT	5.000%	7/1/14	9,000	9,432
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/14	4,000	4,257
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/16	2,000	2,205
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/17	4,585	5,006
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/19	1,000	1,200
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/20	2,100	2,547
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/21	2,000	2,436
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/22	2,000	2,283
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/23	1,370	1,539

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/24	2,910	3,240
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/29	2,890	3,113
2 California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)
PUT	1.920%	7/1/17	5,255	5,297
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)	6.250%	11/1/29	5,000	5,977
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)	5.000%	11/1/31	2,000	2,202
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)
VRDO	0.100%	6/7/13 LOC	10,900	10,900
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)
VRDO	0.100%	6/7/13 LOC	2,900	2,900
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	4.000%	6/1/16	735	800
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/19	300	352
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/21	450	531
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/22	875	1,025
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/23	760	879
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/25	310	352
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/26	805	912
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/14	730	777
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/19	800	965
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	4.000%	11/15/20	750	855
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/21	1,400	1,696
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/23	1,500	1,770
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/24	1,700	1,985
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/25	2,250	2,599
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/32	12,500	14,138
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospitalet Stanford)	5.000%	8/15/13 (Prere.)	2,280	2,302
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospitalet Stanford)	5.000%	8/15/13 (Prere.)	2,245	2,267
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospitalet Stanford)	5.000%	8/15/13 (Prere.)	2,515	2,540

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospitalet Stanford)	5.000%	8/15/13 (Prere.)	2,630	2,656
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospitalet Stanford)	4.000%	8/15/19	500	571
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospitalet Stanford)	5.000%	8/15/21	800	977
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospitalet Stanford)	5.000%	8/15/22	500	610
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	3.000%	10/1/14	550	570
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/18	1,320	1,577
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	4.000%	10/1/19	1,500	1,725
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/19	1,000	1,210
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	4.000%	10/1/20	1,800	2,067
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/20	1,000	1,217
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	4.000%	10/1/21	1,000	1,150
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/21	1,000	1,229
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	4.000%	10/1/22	2,250	2,535
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/22	2,400	2,921
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/24	5,000	5,936
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/25	5,000	5,872
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	6.250%	10/1/24	3,000	3,637
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	6.250%	10/1/28	4,000	4,794
California Health Facilities Financing Authority
Revenue (Rady Children’s Hospital)	5.000%	8/15/20	500	594
California Health Facilities Financing Authority
Revenue (Rady Children’s Hospital)	5.500%	8/15/26	6,000	6,977
California Health Facilities Financing Authority
Revenue (Rady Children’s Hospital)	5.000%	8/15/31	2,115	2,292
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	10/1/17	2,515	2,942
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	10/1/18	3,000	3,568
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/25	750	872
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/27	850	974
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/28	1,175	1,339

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/32	1,000	1,120
California Health Facilities Financing Authority
Revenue (St. Joseph Health System)	5.500%	7/1/29	10,000	11,585
California Health Facilities Financing Authority
Revenue (St. Joseph Health System) PUT	5.000%	10/16/14	15,000	15,872
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	11/15/13 (Prere.)	2,715	2,774
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	11/15/13 (Prere.)	3,000	3,065
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	11/15/13 (Prere.)	6,275	6,411
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	8/15/19	2,000	2,424
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	4.000%	8/15/21	2,250	2,599
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	8/15/23	1,830	2,218
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.000%	8/15/20	2,200	2,681
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.000%	8/15/21	1,275	1,569
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.000%	8/15/22	1,090	1,314
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.500%	8/15/26	4,750	5,568
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.250%	8/15/31	4,500	5,150
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.875%	8/15/31	5,000	5,917
3 California Health Facilities Financing Authority
Revenue (Sutter Health) TOB VRDO	0.140%	6/7/13	1,160	1,160
3 California Infrastructure & Economic Development
Bank Revenue (Bay Area Toll Bridges Seismic
Retrofit) TOB VRDO	0.080%	6/3/13 (ETM)	15,310	15,310
California Infrastructure & Economic Development
Bank Revenue (J. Paul Getty Trust)	4.000%	10/1/15	1,400	1,519
2 California Infrastructure & Economic Development
Bank Revenue (J. Paul Getty Trust) PUT	0.620%	4/1/14	5,000	5,015
2 California Infrastructure & Economic Development
Bank Revenue (J. Paul Getty Trust) PUT	0.420%	4/1/15	5,050	5,055
2 California Infrastructure & Economic Development
Bank Revenue (J. Paul Getty Trust) PUT	0.400%	4/1/16	3,190	3,190
California Infrastructure & Economic Development
Bank Revenue (JSerra Catholic High School
Project) VRDO	0.080%	6/7/13 LOC	3,425	3,425
California Infrastructure & Economic Development
Bank Revenue (Los Angeles County Museum of
Natural History Foundation) VRDO	0.050%	6/3/13 LOC	4,600	4,600
California Infrastructure & Economic Development
Bank Revenue (Science Center Phase II Project)	5.000%	5/1/18 (14)	1,785	1,913
California Infrastructure & Economic Development
Bank Revenue (Science Center Phase II Project)	5.000%	5/1/19 (14)	1,040	1,108
California Infrastructure & Economic Development
Bank Revenue (Science Center Phase II Project)	5.000%	5/1/21 (14)	1,145	1,204

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Infrastructure & Economic Development
Bank Revenue (SRI International) VRDO	0.130%	6/7/13 LOC	4,700	4,700
California Infrastructure & Economic Development
Bank Revenue (State Revolving Fund)	5.000%	10/1/29	7,000	7,348
California Infrastructure & Economic Development
Bank Revenue (Workers’ Compensation Relief)	5.250%	10/1/13 (2)	18,000	18,290
California Infrastructure & Economic Development
Bank Revenue (Workers’ Compensation Relief)	5.250%	10/1/14 (2)	25,815	26,239
California Municipal Finance Authority (Community
Hospitals of Central California Obligated Group)
COP	5.375%	2/1/29	16,600	17,737
California Municipal Finance Authority Revenue
(University of La Verne)	5.000%	6/1/16	1,000	1,102
California Municipal Finance Authority Revenue
(University of La Verne)	4.750%	6/1/18	2,325	2,606
California Municipal Finance Authority Revenue
(University of La Verne)	5.000%	6/1/19	2,375	2,708
California Municipal Finance Authority Solid Waste
Revenue (Republic Services Inc. Project) PUT	0.450%	7/1/13	15,000	15,000
California Pollution Control Financing Authority
Environmental Improvement Revenue
(BP West Coast Products LLC Project) PUT	2.600%	9/2/14	13,550	13,902
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.050%	6/3/13 LOC	13,800	13,800
California Pollution Control Financing Authority
Revenue (San Diego Gas & Electric Co.)	5.900%	6/1/14 (14)	18,150	19,174
California Public Works Board Lease Revenue
(Butterfield State Office Complex)	5.000%	6/1/20	3,895	4,205
California Public Works Board Lease Revenue
(Department of Corrections)	5.500%	12/1/13 (Prere.)	10,000	10,263
California Public Works Board Lease Revenue
(Department of Corrections)	5.500%	12/1/13 (Prere.)	10,000	10,263
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/15	1,250	1,360
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/16	7,160	8,040
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	10/1/16	3,785	4,297
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	1/1/18 (2)	27,790	30,670
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	1/1/21	3,975	4,348
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/21	5,000	5,923
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/22	5,210	6,172
California Public Works Board Lease Revenue
(Department of Corrections)	5.750%	10/1/31	6,000	6,907
California Public Works Board Lease Revenue
(Department of General Services)	6.000%	4/1/27	5,000	5,983
California Public Works Board Lease Revenue
(Department of Mental Health)	5.500%	6/1/14 (Prere.)	8,000	8,418
California Public Works Board Lease Revenue
(Department of Mental Health)	5.500%	6/1/14 (Prere.)	5,000	5,261
California Public Works Board Lease Revenue
(Department of Mental Health)	5.500%	6/1/14 (Prere.)	1,500	1,578

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Public Works Board Lease Revenue
(Department of State Hospitals)	5.000%	6/1/27	5,000	5,626
California Public Works Board Lease Revenue
(Department of State Hospitals)	5.000%	6/1/28	5,825	6,510
California Public Works Board Lease Revenue
(Department of State Hospitals)	5.000%	6/1/29	5,000	5,561
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/25	1,500	1,715
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/26	1,500	1,697
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	12/1/27	7,000	7,761
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/28	2,860	3,189
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	12/1/28	4,980	5,490
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/29	2,500	2,775
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	12/1/29	5,000	5,490
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/32	1,350	1,481
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/33	1,650	1,803
California Public Works Board Lease Revenue
(Regents of The University of California)	5.500%	6/1/14	2,635	2,691
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	6/1/18 (14)	10,310	12,199
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	6/1/20 (14)	7,670	9,256
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	10/1/20	2,015	2,443
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	10/1/21	1,650	2,001
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	4/1/25	5,765	6,176
California Public Works Board Lease Revenue
(Regents of The University of California)	5.250%	11/1/26 (14)	9,010	9,878
California Public Works Board Lease Revenue
(Trustees of The California State University)	5.300%	10/1/15 (2)	6,655	6,681
California Public Works Board Lease Revenue
(Trustees of The California State University)	5.375%	10/1/16 (14)	4,750	4,769
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/13	2,000	2,039
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/14	4,745	5,055
California Public Works Board Lease Revenue
(Various Capital Projects)	4.000%	11/1/15	1,500	1,620
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/16	6,395	7,279
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/18	4,000	4,732
California Public Works Board Lease Revenue
(Various Capital Projects)	5.250%	11/1/20	5,000	5,924
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/21	5,400	6,562

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/22	1,500	1,783
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/22	2,645	3,209
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	4/1/23	4,180	4,879
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/23	1,000	1,174
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/24	2,000	2,307
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/25	3,560	4,043
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	9/1/30	3,000	3,302
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	9/1/31	3,000	3,292
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/31	5,000	5,770
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/32	11,465	12,545
California RAN	2.500%	6/20/13	39,000	39,048
California State University Revenue Systemwide	5.000%	11/1/15	1,040	1,154
California State University Revenue Systemwide	5.000%	11/1/20	5,000	6,083
California State University Revenue Systemwide	5.250%	11/1/20	3,515	4,202
California State University Revenue Systemwide	5.000%	11/1/22 (2)	18,440	19,978
California State University Revenue Systemwide	5.000%	11/1/23	3,960	4,748
California State University Revenue Systemwide	5.000%	11/1/24	2,915	3,460
California State University Revenue Systemwide	5.000%	11/1/24	8,690	9,990
California State University Revenue Systemwide	5.000%	11/1/25	11,820	13,499
California State University Revenue Systemwide	5.000%	11/1/26	12,530	14,231
California State University Revenue Systemwide	5.000%	11/1/27	5,740	6,562
California State University Revenue Systemwide	5.000%	11/1/27	5,000	5,579
California State University Revenue Systemwide	4.000%	11/1/29	4,000	4,133
3 California State University Revenue Systemwide
TOB VRDO	0.200%	6/7/13 (12)	5,000	5,000
California Statewide Communities Development
Authority Health Facility Revenue
(Adventist Health System/West)	5.000%	3/1/25	14,975	15,900
California Statewide Communities Development
Authority Pollution Control Revenue
(Southern California Edison Co.)	4.500%	9/1/29	1,825	1,931
California Statewide Communities Development
Authority Pollution Control Revenue
(Southern California Edison Co.) PUT	4.250%	11/1/16 (3)	15,000	16,623
California Statewide Communities Development
Authority Pollution Control Revenue
(Southern California Edison Co.) PUT	4.250%	11/1/16 (3)	26,070	28,890
California Statewide Communities Development
Authority Revenue (American Baptist Homes)	2.100%	10/1/19	2,250	2,257
California Statewide Communities Development
Authority Revenue (American Baptist Homes)	2.400%	10/1/20	1,250	1,251
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.250%	11/1/30	10,000	11,323

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Statewide Communities Development
Authority Revenue (Daughters of Charity Health
System - St. Francis Medical Center)	5.250%	7/1/13	1,400	1,406
California Statewide Communities Development
Authority Revenue (Daughters of Charity Health
System - St. Francis Medical Center)	5.000%	7/1/22	5,155	5,466
California Statewide Communities Development
Authority Revenue (Daughters of Charity Health
System - St. Francis Medical Center)	5.250%	7/1/25	1,890	2,008
California Statewide Communities Development
Authority Revenue (Episcopal Communities
& Services)	5.000%	5/15/27	500	546
California Statewide Communities Development
Authority Revenue (Episcopal Communities
& Services)	5.000%	5/15/32	680	731
California Statewide Communities Development
Authority Revenue (Huntington Memorial
Hospital)	5.000%	7/1/18	6,190	6,689
California Statewide Communities Development
Authority Revenue (Institute for Defense
Analyses) VRDO	0.120%	6/7/13 (2)LOC	3,265	3,265
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	5.000%	4/1/14	14,890	15,465
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	5.250%	8/1/31	3,200	3,526
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) PUT	5.000%	5/1/17	6,000	6,920
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) VRDO	0.100%	6/7/13	25,900	25,900
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) VRDO	0.100%	6/7/13	7,400	7,400
California Statewide Communities Development
Authority Revenue (Lodi Memorial Hospital)	5.000%	12/1/22	8,000	8,894
California Statewide Communities Development
Authority Revenue (Lodi Memorial Hospital)	5.000%	12/1/27	7,500	8,155
California Statewide Communities Development
Authority Revenue (Proposition 1A Receivables
Program)	5.000%	6/15/13	28,000	28,052
California Statewide Communities Development
Authority Revenue (Rady Children’s Hospital -
San Diego)	5.000%	8/15/20 (14)	2,440	2,692
California Statewide Communities Development
Authority Revenue (Rady Children’s Hospital -
San Diego)	5.000%	8/15/23 (14)	5,285	5,791
California Statewide Communities Development
Authority Revenue (Sherman Oaks Project)	5.500%	8/1/15 (2)	4,685	5,139
California Statewide Communities Development
Authority Revenue (St. Joseph Health System)	4.500%	7/1/18 (4)	10,615	11,296
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/19	530	632
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/20	500	600
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/22	1,050	1,264
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.250%	8/15/31	7,500	8,584

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/32	11,820	13,038
California Statewide Communities Development
Authority Senior Living Revenue
(Southern California Presbyterian Homes)	7.000%	11/15/29	2,000	2,320
California Statewide Communities Development
Authority Student Housing Revenue (CHF-Irvine
LLC - UCI East Campus Apartments Phase II)	5.500%	5/15/26	5,000	5,437
California Statewide Communities Development
Authority Student Housing Revenue (CHF-Irvine
LLC - UCI East Campus Apartments Phase II)	5.125%	5/15/31	7,000	7,592
3 Central Basin Municipal Water District California
COP TOB VRDO	0.150%	6/7/13 (4)	7,500	7,500
Central CA Unified School District GO	5.500%	8/1/29 (12)	3,000	3,385
Central Valley CA Financing Authority Cogeneration
Project Revenue (Carson Ice-Gen Project)	5.000%	7/1/17	1,000	1,153
Central Valley CA Financing Authority Cogeneration
Project Revenue (Carson Ice-Gen Project)	5.000%	7/1/19	765	910
Central Valley CA Financing Authority Cogeneration
Project Revenue (Carson Ice-Gen Project)	5.250%	7/1/20	1,025	1,247
Cerritos CA Community College District GO	0.000%	8/1/20	500	419
Cerritos CA Community College District GO	0.000%	8/1/22	500	370
Cerritos CA Community College District GO	0.000%	8/1/23	500	347
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/23	2,225	2,692
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/25	5,000	5,912
Chula Vista CA Industrial Development Revenue
(San Diego Gas & Electric Co.)	1.650%	7/1/18	1,000	1,010
Clovis CA Unified School District GO	0.000%	8/1/18 (14)	3,645	3,305
Coast CA Community College District GO	5.000%	8/1/24	7,565	9,186
Coast CA Community College District GO	5.000%	8/1/26	5,255	6,230
Coast CA Community College District GO	5.000%	8/1/28	6,595	7,718
Colton CA Joint Unified School District GO	4.000%	8/1/16 (4)	1,000	1,095
Colton CA Joint Unified School District GO	5.000%	8/1/23 (4)	765	907
Colton CA Joint Unified School District GO	5.000%	8/1/24 (4)	1,050	1,228
Colton CA Joint Unified School District GO	5.000%	8/1/25 (4)	1,000	1,156
Colton CA Joint Unified School District GO	5.000%	8/1/26 (4)	1,120	1,274
Colton CA Public Financing Authority
Electric Revenue	5.000%	4/1/23	2,065	2,366
Colton CA Public Financing Authority
Electric Revenue	5.000%	4/1/24	1,665	1,891
Compton CA Unified School District GO	5.250%	9/1/13 (Prere.)	1,295	1,311
Compton CA Unified School District GO	5.250%	9/1/13 (Prere.)	1,460	1,478
Compton CA Unified School District GO	5.250%	9/1/13 (Prere.)	1,645	1,666
Contra Costa CA Community College District GO	5.000%	8/1/24	4,140	5,029
3 Contra Costa CA Community College District GO
TOB VRDO	0.130%	6/7/13	6,000	6,000
Contra Costa CA Municipal Water District Revenue	5.000%	10/1/14	2,000	2,125
Contra Costa CA Transportation Authority Sales
Tax Revenue	5.000%	3/1/24	1,080	1,287
2 Contra Costa CA Transportation Authority Sales
Tax Revenue PUT	0.503%	12/15/15	12,000	12,035
Contra Costa County CA Public Financing Authority
Lease Revenue	5.000%	6/1/22 (14)	15,300	17,088

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Corona-Norco CA School District Public Financing
Authority Special Tax Revenue	5.000%	9/1/21	500	574
Corona-Norco CA School District Public Financing
Authority Special Tax Revenue	5.000%	9/1/23	500	573
Corona-Norco CA Unified School District GO	0.000%	8/1/20 (12)	1,825	1,530
Corona-Norco CA Unified School District GO	0.000%	8/1/21 (12)	2,010	1,590
Corona-Norco CA Unified School District GO	0.000%	8/1/22 (12)	1,700	1,268
Corona-Norco CA Unified School District GO	0.000%	8/1/23 (12)	1,000	702
Corona-Norco CA Unified School District GO	0.000%	8/1/25 (12)	1,325	831
Corona-Norco CA Unified School District GO	0.000%	8/1/26 (12)	1,530	910
Corona-Norco CA Unified School District GO	0.000%	8/1/27 (12)	1,500	838
Corona-Norco CA Unified School District GO	0.000%	8/1/28 (12)	1,290	684
Covina-Valley CA Unified School District GO	5.000%	8/1/27	2,000	2,295
Covina-Valley CA Unified School District GO	5.000%	8/1/28	2,000	2,280
Covina-Valley CA Unified School District GO	5.000%	8/1/29	2,080	2,366
Culver City CA Redevelopment Agency Tax
Allocation Revenue	5.375%	11/1/16 (4)	3,260	3,273
1 Cupertino CA Union School District GO	5.000%	8/1/25	3,235	3,882
1 Cupertino CA Union School District GO	5.000%	8/1/26	3,500	4,163
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/14	2,000	2,095
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/30	2,005	2,312
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/31	16,020	18,419
East Bay CA Regional Park District Revenue	5.000%	9/1/28	4,415	5,002
Eastern California Municipal Water District
Water & Sewer COP	5.000%	7/1/26	5,245	5,947
Eastern California Municipal Water District
Water & Sewer COP	5.000%	7/1/27	6,220	6,999
Eastern California Municipal Water District
Water & Sewer COP	5.000%	7/1/28	1,000	1,122
El Camino CA Community College District GO	0.000%	8/1/29	8,065	4,278
El Camino CA Community College District GO	0.000%	8/1/32	10,000	4,483
El Camino CA Community College District GO	0.000%	8/1/33	3,500	1,487
El Dorado CA Irrigation District Revenue	4.500%	3/1/19 (4)	2,000	2,280
El Dorado CA Irrigation District Revenue	4.750%	3/1/20 (4)	1,500	1,735
El Dorado CA Irrigation District Revenue	5.000%	3/1/21 (4)	2,280	2,665
El Dorado County CA Community Facilities
District No. 92-1 Special Tax Revenue	5.000%	9/1/21	2,000	2,292
Encinitas CA Community Facilities District No. 1
Special Tax Revenue	5.000%	9/1/28	1,000	1,103
Encinitas CA Community Facilities District No. 1
Special Tax Revenue	5.000%	9/1/29	800	876
Fontana CA Public Financing Authority
Tax Allocation Revenue	5.000%	10/1/21 (2)	3,335	3,571
Fontana CA Public Financing Authority
Tax Allocation Revenue	5.000%	10/1/23 (2)	2,875	3,078
Fontana CA Public Financing Authority
Tax Allocation Revenue	5.000%	10/1/24 (2)	3,475	3,708
Fontana CA Public Financing Authority
Tax Allocation Revenue	5.000%	10/1/26 (2)	4,480	4,664
Fontana CA Unified School District GO	5.250%	8/1/26 (4)	4,350	5,049
Foothill/Eastern Corridor Agency California
Toll Road Revenue	5.375%	1/15/15 (14)	5,000	5,009
Fresno CA Sewer Revenue	5.000%	9/1/24 (12)	830	964

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Fresno CA Sewer Revenue TOB VRDO	0.140%	6/7/13 (12)	5,170	5,170
Fullerton CA Community Facilities District No. 1
Special Tax Revenue (Amerige Heights)	5.000%	9/1/26	1,000	1,089
Fullerton CA Community Facilities District No. 1
Special Tax Revenue (Amerige Heights)	5.000%	9/1/32	1,600	1,703
Gilroy CA School Facilities Finance
Authority Revenue	5.000%	8/1/33	2,400	2,637
Golden State Tobacco Securitization Corp.
California	5.000%	6/1/13 (Prere.)	1,930	1,930
Golden State Tobacco Securitization Corp.
California	5.500%	6/1/13 (Prere.)	5,000	5,000
Golden State Tobacco Securitization Corp.
California	6.250%	6/1/13 (Prere.)	53,600	53,600
Golden State Tobacco Securitization Corp.
California	4.500%	6/1/27	27,790	27,224
Golden State Tobacco Securitization Corp.
California	5.000%	6/1/30 (2)	5,865	5,865
Golden State Tobacco Securitization Corp.
California	5.300%	6/1/37	10,000	9,332
Grossmont CA Union High School District GO	0.000%	8/1/28	3,210	1,701
Grossmont CA Union High School District GO	0.000%	8/1/29	6,965	3,446
Grossmont-Cuyamaca CA
Community College District GO	0.000%	8/1/25 (12)	14,010	8,886
Grossmont-Cuyamaca CA
Community College District GO	0.000%	8/1/28 (12)	21,875	11,457
Huntington Beach CA
Union High School District GO	5.000%	8/1/14 (Prere.)	3,530	3,724
Imperial CA Irrigation District Electric Revenue	5.000%	11/1/26	1,500	1,692
Inland Empire Tobacco Securitization Authority
California Revenue	4.625%	6/1/21	7,245	7,173
Intermodal Container Transfer Facility
Joint Power Authority California Revenue
(Union Pacific Railroad Co.)	5.125%	11/1/13 (2)	1,870	1,906
Irvine CA Assessment District No. 97-17
Improvement Revenue VRDO	0.070%	6/3/13 LOC	9,700	9,700
Irvine CA Public Facilities & Infrastructure
Authority Assessment Revenue VRDO	0.070%	6/3/13 LOC	2,426	2,426
Irvine CA Public Facilities & Infrastructure
Authority Assessment Revenue VRDO	0.070%	6/3/13 LOC	4,035	4,035
Irvine CA Ranch Water District Revenue VRDO	0.090%	6/7/13 LOC	2,300	2,300
Irvine CA Reassessment District No. 12-1
Improvement Revenue	4.000%	9/2/18	1,350	1,504
Irvine CA Reassessment District No. 12-1
Improvement Revenue	4.000%	9/2/19	2,000	2,225
Irvine CA Reassessment District No. 12-1
Improvement Revenue	4.000%	9/2/20	1,000	1,109
Irvine CA Reassessment District No. 12-1
Improvement Revenue	4.000%	9/2/21	1,750	1,934
Irvine CA Reassessment District No. 12-1
Improvement Revenue	5.000%	9/2/23	400	463
Irvine CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/25 (2)	8,645	9,206
Kaweah CA Delta Health Care District Revenue	4.000%	6/1/14	2,000	2,065
Kaweah CA Delta Health Care District Revenue	4.000%	6/1/15	1,750	1,851
Kaweah CA Delta Health Care District Revenue	4.000%	6/1/16	2,500	2,712
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/17	1,110	1,255

California Intermediate-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Kaweah CA Delta Health Care District Revenue	5.000%	6/1/18	3,255	3,733
	Kaweah CA Delta Health Care District Revenue	5.000%	6/1/19	3,415	3,945
	Kaweah CA Delta Health Care District Revenue	5.000%	6/1/20	1,585	1,839
	Kaweah CA Delta Health Care District Revenue	5.000%	6/1/21	1,755	2,034
	Kaweah CA Delta Health Care District Revenue	5.000%	6/1/22	3,950	4,551
	Kings River Conservation District California COP	5.000%	5/1/14	3,500	3,637
	Kings River Conservation District California COP	5.000%	5/1/15 (ETM)	2,590	2,817
	Kings River Conservation District California COP	5.000%	5/1/15	1,755	1,889
	Loma Linda CA Hospital Revenue
	(Loma Linda University)	5.000%	12/1/18	8,665	9,030
	Long Beach CA Community College District GO	0.000%	6/1/29 (4)	6,380	3,180
	Long Beach CA Finance Authority Lease Revenue	6.000%	11/1/17 (2)	2,775	2,918
	Long Beach CA Finance Authority Natural Gas
	Purchase Revenue	5.250%	11/15/20	3,060	3,559
	Long Beach CA Finance Authority Natural Gas
	Purchase Revenue	1.594%	11/15/25	16,845	15,056
	Long Beach CA Finance Authority Natural Gas
	Purchase Revenue	1.614%	11/15/26	10,025	8,904
	Long Beach CA Unified School District GO	5.000%	8/1/29	7,760	8,895
	Long Beach CA Unified School District GO	5.000%	8/1/30	5,000	5,697
1	Los Angeles CA Community College District GO	4.000%	8/1/14	3,500	3,653
	Los Angeles CA Community College District GO	5.000%	8/1/21 (4)	10,000	10,946
	Los Angeles CA Community College District GO	5.000%	8/1/24	6,500	7,507
	Los Angeles CA Community College District GO	5.000%	8/1/25	5,000	5,752
	Los Angeles CA Community College District GO	5.500%	8/1/25	5,000	6,017
	Los Angeles CA Community College District GO	5.000%	8/1/27	6,960	8,076
	Los Angeles CA Community College District GO	5.000%	8/1/27	4,250	4,825
	Los Angeles CA Community College District GO	5.000%	8/1/31 (4)	5,000	5,489
	Los Angeles CA Community College District GO	5.000%	8/1/32 (4)	5,000	5,560
	Los Angeles CA Department of Airports
	International Airport Revenue	5.000%	5/15/22	1,000	1,236
	Los Angeles CA Department of Airports
	International Airport Revenue	5.000%	5/15/23	1,420	1,738
	Los Angeles CA Department of Airports
	International Airport Revenue	5.000%	5/15/24	1,700	2,056
	Los Angeles CA Department of Airports
	International Airport Revenue	5.000%	5/15/24	4,000	4,550
	Los Angeles CA Department of Airports
	International Airport Revenue	5.000%	5/15/25	1,500	1,800
	Los Angeles CA Department of Airports
	International Airport Revenue	5.250%	5/15/25	3,000	3,445
	Los Angeles CA Department of Airports
	International Airport Revenue	5.000%	5/15/26	4,000	4,568
	Los Angeles CA Department of Airports
	International Airport Revenue	5.250%	5/15/28	10,000	11,630
	Los Angeles CA Department of Airports
	International Airport Revenue	5.000%	5/15/29	4,385	4,917
	Los Angeles CA Department of Airports
	International Airport Revenue	5.250%	5/15/29	10,000	11,592
	Los Angeles CA Department of Airports
	International Airport Revenue	5.000%	5/15/30	1,835	2,050
	Los Angeles CA Department of Water &
	Power Revenue	4.000%	1/1/16	9,075	9,798
	Los Angeles CA Department of Water &
	Power Revenue	5.000%	1/1/16	8,300	9,169

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/22	10,000	12,146
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/22	1,000	1,232
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/23	1,335	1,556
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/23	5,605	6,808
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/23 (4)	20,605	22,506
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/24	2,770	3,229
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/25	10,000	11,903
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/25	5,000	5,947
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/26	2,350	2,707
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/26	2,000	2,286
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/26	1,500	1,770
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/27	1,655	1,886
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/27	5,000	5,720
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/28	2,000	2,254
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/29	1,670	1,890
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/30	5,000	5,769
1 Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/31	15,000	17,199
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/32 (2)	1,940	2,154
1 Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/32	6,055	6,915
3 Los Angeles CA Department of Water &
Power Revenue TOB VRDO	0.070%	6/3/13	47,910	47,910
3 Los Angeles CA Department of Water &
Power Revenue TOB VRDO	0.130%	6/7/13	5,000	5,000
Los Angeles CA Department of Water &
Power Revenue VRDO	0.080%	6/7/13	8,300	8,300
Los Angeles CA Department of Water &
Power Revenue VRDO	0.080%	6/7/13	3,200	3,200
Los Angeles CA Department of Water &
Power Revenue VRDO	0.090%	6/7/13	4,100	4,100
Los Angeles CA GO	5.000%	9/1/14 (Prere.)	4,055	4,295
Los Angeles CA GO	5.000%	9/1/22	10,000	12,085
Los Angeles CA GO	5.000%	9/1/28	5,850	6,676
Los Angeles CA GO	5.000%	9/1/29	5,850	6,640
Los Angeles CA GO	5.000%	9/1/30	5,850	6,608
Los Angeles CA Harbor Department Revenue	5.000%	8/1/23	2,250	2,675
Los Angeles CA Harbor Department Revenue	5.000%	8/1/25	3,795	4,439

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Figueroa Plaza)	5.000%	8/1/14 (Prere.)	345	364
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Figueroa Plaza)	5.000%	8/1/28 (14)(3)	8,635	8,996
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Police Headquarters Facility)	5.000%	1/1/21 (14)	10,830	11,992
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Police Headquarters Facility)	5.000%	1/1/22 (14)	6,500	7,183
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Police Headquarters Facility)	5.000%	1/1/23 (14)	14,700	16,191
Los Angeles CA TRAN	2.000%	6/27/13	34,000	34,045
Los Angeles CA Unified School District GO	5.000%	7/1/13 (Prere.)	3,900	3,915
Los Angeles CA Unified School District GO	5.000%	7/1/13 (Prere.)	3,000	3,012
Los Angeles CA Unified School District GO	5.000%	7/1/13 (Prere.)	5,000	5,020
Los Angeles CA Unified School District GO	5.000%	7/1/13 (4)	4,650	4,669
Los Angeles CA Unified School District GO	6.000%	7/1/13 (3)	3,745	3,763
Los Angeles CA Unified School District GO	5.000%	7/1/14	5,000	5,256
Los Angeles CA Unified School District GO	5.000%	7/1/14 (ETM)	5,000	5,257
Los Angeles CA Unified School District GO	6.000%	7/1/14 (3)	1,440	1,528
Los Angeles CA Unified School District GO	5.000%	7/1/15	6,350	6,954
Los Angeles CA Unified School District GO	5.000%	7/1/16 (3)	2,000	2,267
Los Angeles CA Unified School District GO	5.000%	7/1/17 (4)	3,515	4,098
Los Angeles CA Unified School District GO	5.500%	7/1/17 (3)	2,800	3,321
Los Angeles CA Unified School District GO	5.000%	7/1/18	8,360	9,979
Los Angeles CA Unified School District GO	5.000%	7/1/18 (2)	5,000	5,811
Los Angeles CA Unified School District GO	5.000%	7/1/18 (2)	4,000	4,513
Los Angeles CA Unified School District GO	5.000%	7/1/19 (3)	5,000	5,244
Los Angeles CA Unified School District GO	5.000%	7/1/19 (3)	5,000	5,638
Los Angeles CA Unified School District GO	5.000%	7/1/20 (3)	9,000	10,145
Los Angeles CA Unified School District GO	5.000%	7/1/20 (3)	5,000	5,636
Los Angeles CA Unified School District GO	5.000%	7/1/20 (2)	14,135	15,933
Los Angeles CA Unified School District GO	5.000%	7/1/21 (2)	15,940	17,936
Los Angeles CA Unified School District GO	5.000%	7/1/22 (2)	16,760	18,826
Los Angeles CA Unified School District GO	4.500%	7/1/23 (4)	30,825	34,311
Los Angeles CA Unified School District GO	5.000%	7/1/23 (2)	6,000	6,763
Los Angeles CA Unified School District GO	5.000%	7/1/23 (4)	12,975	14,673
Los Angeles CA Unified School District GO	5.000%	7/1/24 (4)	17,210	19,397
Los Angeles CA Unified School District GO	5.000%	7/1/25	7,000	8,302
Los Angeles CA Unified School District GO	5.000%	7/1/25 (2)	10,235	11,427
Los Angeles CA Unified School District GO	5.250%	7/1/25	1,600	1,896
Los Angeles CA Unified School District GO	4.500%	7/1/26 (2)	10,000	10,781
Los Angeles CA Unified School District GO	5.000%	7/1/26	5,710	6,622
Los Angeles CA Unified School District GO	5.000%	7/1/27	8,375	9,756
Los Angeles CA Unified School District GO	5.000%	7/1/27	1,595	1,810
Los Angeles CA Unified School District GO	4.500%	1/1/28 (14)	21,405	22,872
Los Angeles CA Unified School District GO	5.000%	1/1/28	8,395	9,714
Los Angeles CA Unified School District GO	5.000%	7/1/28 (2)	7,845	8,653
Los Angeles CA Unified School District GO	5.250%	7/1/28	5,000	5,858
Los Angeles CA Unified School District GO	5.000%	7/1/30 (2)	6,485	7,118
Los Angeles CA Unified School District GO
TOB VRDO	0.080%	6/3/13	28,800	28,800
Los Angeles CA Wastewater System Revenue	5.000%	6/1/15	2,000	2,184
Los Angeles CA Wastewater System Revenue	5.000%	6/1/16	2,500	2,826
Los Angeles CA Wastewater System Revenue	5.000%	6/1/20	3,000	3,644
Los Angeles CA Wastewater System Revenue	5.000%	6/1/26	13,045	15,294
Los Angeles CA Wastewater System Revenue	5.000%	6/1/33	12,500	14,240

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles County CA Capital Asset
Leasing Corp. Revenue	6.000%	12/1/13 (2)	2,760	2,825
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	4.000%	7/1/13	4,230	4,244
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/13 (Prere.)	10,000	10,040
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/15	3,300	3,621
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/16	3,250	3,695
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/20	4,000	4,809
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/20	6,000	7,347
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/21	3,000	3,701
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/22	10,000	12,162
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/22	5,075	6,277
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/23	10,000	12,039
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	12/1/14 (14)	24,180	25,702
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	12/1/15 (14)	8,940	9,809
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	12/1/19 (14)	4,860	5,301
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	12/1/20 (14)	5,000	5,432
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	8/1/21	1,000	1,202
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	12/1/21 (14)	6,460	7,019
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	8/1/22	1,000	1,203
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	12/1/22 (14)	6,790	7,377
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	8/1/23	1,500	1,782
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	12/1/23 (14)	2,175	2,356
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	8/1/24	1,515	1,778
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	12/1/24 (14)	3,095	3,352
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	8/1/25	1,325	1,538
Los Angeles County CA Public Works
Financing Authority Revenue (Regional Park &
Open Space District)	5.250%	10/1/17 (4)	1,000	1,184
Los Angeles County CA Schools Regionalized
Business Services Corp. COP	0.000%	8/1/13 (2)	2,010	2,001
Los Angeles County CA TRAN	2.000%	6/28/13	10,000	10,014
Los Angeles County CA Unified School District GO	5.000%	7/1/21	12,500	15,391
M-S-R California Energy Authority Revenue	7.000%	11/1/34	7,000	9,703

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Marysville CA Revenue
(Fremont-Rideout Health Group)	5.250%	1/1/23	1,035	1,187
Marysville CA Revenue
(Fremont-Rideout Health Group)	5.250%	1/1/25	2,630	2,953
Marysville CA Revenue
(Fremont-Rideout Health Group)	5.250%	1/1/28	1,500	1,659
Metropolitan Water District of
Southern California Revenue	5.000%	7/1/17	15,000	17,566
Metropolitan Water District of
Southern California Revenue	5.000%	7/1/18	20,000	23,967
Metropolitan Water District of
Southern California Revenue	5.000%	7/1/20	4,000	4,913
Metropolitan Water District of
Southern California Revenue	5.000%	7/1/21	2,700	3,345
Metropolitan Water District of
Southern California Revenue	5.000%	7/1/30	2,000	2,338
Metropolitan Water District of
Southern California Revenue	5.000%	10/1/30	8,585	10,003
Metropolitan Water District of
Southern California Revenue	5.000%	1/1/31	1,150	1,321
Metropolitan Water District of
Southern California Revenue	5.000%	7/1/31	2,930	3,402
Metropolitan Water District of
Southern California Revenue	5.000%	7/1/31	2,250	2,619
Metropolitan Water District of
Southern California Revenue	5.000%	10/1/31	11,065	12,836
Metropolitan Water District of
Southern California Revenue	5.000%	10/1/32	9,965	11,509
Metropolitan Water District of
Southern California Revenue PUT	2.500%	10/1/14	5,000	5,112
2 Metropolitan Water District of
Southern California Revenue PUT	0.270%	5/1/15	5,000	5,000
2 Metropolitan Water District of
Southern California Revenue PUT	0.270%	5/1/15	5,000	5,000
2 Metropolitan Water District of
Southern California Revenue PUT	0.470%	5/1/15	10,000	10,001
Metropolitan Water District of
Southern California Revenue VRDO	0.110%	6/7/13	1,500	1,500
Modesto CA Irrigation District COP	5.000%	7/1/13 (Prere.)	3,165	3,178
Modesto CA Irrigation District COP	5.000%	10/1/21 (2)	2,030	2,216
Modesto CA Irrigation District COP	5.000%	10/1/22 (2)	2,515	2,728
Modesto CA Irrigation District COP	5.000%	10/1/23 (2)	2,645	2,861
Modesto CA Irrigation District COP	5.000%	7/1/27	3,855	4,210
Modesto CA Irrigation District Electric Revenue	5.000%	7/1/21	1,000	1,202
Modesto CA Irrigation District Electric Revenue	5.000%	7/1/22	1,000	1,204
Modesto CA Irrigation District Financing
Authority Revenue (Domestic Water Project)	5.125%	9/1/15 (2)	4,365	4,382
Mount Diablo CA Unified School District GO	5.000%	8/1/24	1,555	1,837
New Haven CA Unified School District GO	12.000%	8/1/15 (4)	2,905	3,612
Newport Beach CA Revenue (Hoag Memorial
Hospital Presbyterian)	5.875%	12/1/30	5,150	6,284
Newport Beach CA Revenue (Hoag Memorial
Hospital Presbyterian) VRDO	0.110%	6/7/13 LOC	17,735	17,735
Newport Mesa CA Unified School District GO	0.000%	8/1/29	4,000	2,149
Newport Mesa CA Unified School District GO	0.000%	8/1/30	3,000	1,533
Newport Mesa CA Unified School District GO	0.000%	8/1/31	1,500	707

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Newport Mesa CA Unified School District GO	0.000%	8/1/32	14,000	6,276
Northern California Gas Authority No. 1 Revenue	0.640%	7/1/13	9,845	9,842
Northern California Gas Authority No. 1 Revenue	0.790%	7/1/17	23,385	22,674
Northern California Power Agency Capital
Facilities Revenue	5.000%	8/1/20	1,000	1,164
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/16	1,745	1,971
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/17	3,290	3,804
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/19	1,500	1,785
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/20	3,500	4,101
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/21	2,500	2,889
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/22	3,395	3,876
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/28	5,000	5,726
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/29	3,000	3,423
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/30	1,605	1,828
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/31	1,600	1,812
Oakland CA GO	5.000%	1/15/31	3,000	3,301
Oakland CA Joint Powers Financing Authority
Lease Revenue (Administration Buildings)	5.000%	8/1/23 (12)	5,000	5,585
Oakland CA Joint Powers Financing Authority
Lease Revenue (Administration Buildings)	5.000%	8/1/24 (12)	3,695	4,074
Oakland CA Joint Powers Financing Authority
Lease Revenue (Administration Buildings)	5.000%	8/1/25 (12)	5,405	5,918
Oakland CA Joint Powers Financing Authority
Lease Revenue (Administration Buildings)	5.000%	8/1/26 (12)	4,190	4,559
Oakland CA Joint Powers Financing Authority
Lease Revenue (Convention Center)	5.500%	10/1/13 (2)	1,500	1,520
Oakland CA Redevelopment Agency
Tax Allocation Revenue (Central District Project)	5.500%	9/1/13 (14)	3,990	4,003
Oakland CA Redevelopment Agency
Tax Allocation Revenue (Central District Project)	5.500%	9/1/15 (14)	3,790	3,803
Oakland CA Redevelopment Agency
Tax Allocation Revenue (Central District Project)	5.500%	9/1/16 (14)	6,210	6,230
Oakland CA Redevelopment Agency
Tax Allocation Revenue (Central District Project)	5.000%	9/1/20 (2)	12,870	13,210
Oakland CA Unified School District GO	5.000%	8/1/19 (4)	13,425	14,880
Ohlone CA Community College District GO	5.000%	8/1/22	750	926
Ohlone CA Community College District GO	5.000%	8/1/23	1,500	1,830
Ohlone CA Community College District GO	5.000%	8/1/31	1,770	2,003
Orange County CA Airport Revenue	5.000%	7/1/17 (4)	1,725	1,732
Orange County CA Development Agency
Tax Allocation Revenue	5.250%	9/1/14 (14)	1,415	1,420
Orange County CA Development Agency
Tax Allocation Revenue	5.250%	9/1/15 (14)	1,485	1,489
Orange County CA Development Agency
Tax Allocation Revenue	5.375%	9/1/16 (14)	1,570	1,574
Orange County CA Water District COP	5.000%	8/15/29	6,925	7,960

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Orange County CA Water District Revenue	5.000%	8/15/33	8,000	9,321
Palm Springs CA Unified School District GO	5.000%	8/1/28	1,000	1,148
Palm Springs CA Unified School District GO	5.000%	8/1/29	1,500	1,715
Palm Springs CA Unified School District GO	5.000%	8/1/30	1,500	1,709
Palm Springs CA Unified School District GO	5.000%	8/1/31	1,500	1,704
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	4.000%	9/2/19	1,000	1,102
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	4.000%	9/2/20	250	274
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	4.000%	9/2/21	400	436
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	5.000%	9/2/27	1,000	1,114
Palo Alto CA Unified School District GO	0.000%	8/1/24	15,890	11,212
Palomar Pomerado Health California COP	6.625%	11/1/29	5,000	5,598
Palomar Pomerado Health California GO	0.000%	8/1/22 (14)	3,000	2,200
Pasadena CA Unified School District GO	5.000%	5/1/30	3,695	4,198
Pasadena CA Unified School District GO	5.000%	5/1/31	1,500	1,699
Pasadena CA Unified School District GO	5.000%	5/1/32	2,000	2,249
Pittsburg CA Redevelopment Agency
Tax Allocation Revenue (Los Medanos
Community Development Project)	0.000%	8/1/20 (2)	2,460	1,901
Pittsburg CA Redevelopment Agency
Tax Allocation Revenue (Los Medanos
Community Development Project)	0.000%	8/1/25 (2)	2,930	1,665
Pomona CA Single Family Mortgage Revenue	7.600%	5/1/23 (ETM)	9,370	12,335
Port of Oakland CA Revenue	5.000%	11/1/20 (14)	4,825	5,400
Port of Oakland CA Revenue	5.000%	11/1/26 (14)	9,800	10,527
Poway CA Unified School District GO	4.000%	9/1/16	250	270
Poway CA Unified School District GO	0.000%	8/1/17	2,000	1,879
Poway CA Unified School District GO	4.000%	9/1/17	250	272
Poway CA Unified School District GO	0.000%	8/1/18	4,565	4,140
Poway CA Unified School District GO	4.000%	9/1/18	450	491
Poway CA Unified School District GO	0.000%	8/1/19	5,425	4,723
Poway CA Unified School District GO	5.000%	9/1/19	1,000	1,158
Poway CA Unified School District GO	0.000%	8/1/20	3,280	2,750
Poway CA Unified School District GO	5.000%	9/1/20	620	725
Poway CA Unified School District GO	5.000%	9/1/21	325	381
Poway CA Unified School District GO	5.000%	9/1/22	460	538
Poway CA Unified School District GO	5.000%	9/1/23	1,575	1,830
Poway CA Unified School District GO	5.000%	8/1/26	5,125	5,979
Poway CA Unified School District GO	5.000%	9/1/26	1,000	1,121
Poway CA Unified School District GO	0.000%	8/1/28	9,070	4,850
Poway CA Unified School District GO	5.000%	9/1/29	1,210	1,330
Poway CA Unified School District GO	5.000%	9/1/30	2,570	2,786
Poway CA Unified School District Public
Financing Authority Special Tax Revenue	4.000%	9/15/22	435	468
Poway CA Unified School District Public
Financing Authority Special Tax Revenue	5.000%	9/15/30	1,000	1,095
Poway CA Unified School District Public
Financing Authority Special Tax Revenue	5.000%	9/15/32	1,000	1,090
Rancho Cucamonga CA Redevelopment Agency
Tax Allocation Revenue
(Rancho Redevelopment Project)	5.000%	9/1/15 (2)	2,835	2,990

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Rancho Cucamonga CA Redevelopment Agency
Tax Allocation Revenue
(Rancho Redevelopment Project)	5.000%	9/1/16 (2)	5,100	5,360
Rancho Mirage CA Joint Powers Financing
Authority Revenue (Eisenhower Medical Center)	5.000%	7/1/27	12,000	12,411
Redwood City CA Redevelopment Agency
Redevelopment Project Area No. 2
Tax Allocation Revenue	0.000%	7/15/25 (2)	3,350	1,936
Rio Hondo CA Community College District GO	0.000%	8/1/31	2,000	877
Riverside CA Electric Revenue	5.000%	10/1/24 (4)	1,000	1,123
Riverside CA Electric Revenue	5.000%	10/1/25 (4)	2,000	2,233
Riverside CA Electric Revenue	5.000%	10/1/26 (4)	2,500	2,774
Riverside CA Electric Revenue	5.000%	10/1/27 (4)	3,570	3,943
3 Riverside CA Electric Revenue TOB VRDO	0.080%	6/3/13	4,595	4,595
Riverside CA Electric Revenue VRDO	0.100%	6/7/13 LOC	12,200	12,200
Riverside CA Unified School District
Financing Authority Revenue	5.000%	9/1/19	1,220	1,388
Riverside CA Unified School District
Financing Authority Revenue	5.000%	9/1/20	1,280	1,466
Riverside CA Unified School District
Financing Authority Revenue	5.000%	9/1/23	1,410	1,600
Riverside CA Unified School District
Financing Authority Revenue	5.000%	9/1/25	1,555	1,721
Riverside CA Unified School District
Financing Authority Revenue	5.000%	9/1/26	1,615	1,771
Riverside CA Unified School District
Financing Authority Revenue	5.000%	9/1/27	1,710	1,868
Riverside County CA Asset Leasing Corp.
Leasehold Revenue (Riverside County
Hospital Project)	5.000%	6/1/15	3,000	3,248
Riverside County CA Asset Leasing Corp.
Leasehold Revenue (Riverside County
Hospital Project)	5.000%	6/1/19	3,660	4,236
Riverside County CA Teeter Notes	2.000%	10/16/13	10,000	10,067
Riverside County CA Transportation Commission
Sales Tax Revenue VRDO	0.100%	6/7/13	9,810	9,810
Riverside County CA Transportation Commission
Sales Tax Revenue VRDO	0.120%	6/7/13	7,375	7,375
Rocklin CA Unified School District GO	0.000%	8/1/23 (14)	7,030	4,934
Rocklin CA Unified School District GO	0.000%	8/1/24 (14)	2,965	1,961
Roseville CA Electric System Revenue	5.000%	2/1/30	6,120	6,730
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/18	4,180	4,719
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/19	10,000	11,375
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/20	2,000	2,273
Sacramento CA Cogeneration Authority Revenue	5.000%	7/1/17	1,250	1,441
Sacramento CA Cogeneration Authority Revenue	5.000%	7/1/18	725	852
Sacramento CA Cogeneration Authority Revenue	5.000%	7/1/19	1,155	1,374
Sacramento CA Cogeneration Authority Revenue	5.250%	7/1/20	1,250	1,521
Sacramento CA Cogeneration Authority Revenue	5.250%	7/1/21	1,000	1,221
Sacramento CA Financing Authority
Lease Revenue	5.000%	11/1/14 (14)	1,520	1,567
Sacramento CA Financing Authority
Lease Revenue	5.375%	12/1/14 (4)	1,630	1,637

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Sacramento CA Financing Authority
Lease Revenue	5.000%	12/1/19 (14)	12,860	13,877
Sacramento CA Financing Authority
Lease Revenue	5.000%	12/1/20 (14)	13,670	14,655
Sacramento CA Municipal Utility District
Financing Authority Revenue	5.000%	7/1/21 (14)	7,710	8,485
Sacramento CA Municipal Utility District
Financing Authority Revenue (Cosumnes Project)	4.750%	7/1/23 (14)	1,500	1,629
1 Sacramento CA Municipal Utility District Revenue	5.000%	8/15/14	2,810	2,938
1 Sacramento CA Municipal Utility District Revenue	5.000%	8/15/15	2,640	2,873
Sacramento CA Municipal Utility District Revenue	5.000%	7/1/17 (14)	4,000	4,466
Sacramento CA Municipal Utility District Revenue	5.250%	7/1/24 (2)	10,085	12,279
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/24	2,660	3,187
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/24 (4)	7,550	8,693
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/25	5,455	6,479
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/25 (4)	15,275	17,331
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/26 (4)	5,000	5,595
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/27	3,500	4,104
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/28	2,000	2,326
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/30	6,435	7,341
Sacramento CA Municipal Utility District Revenue
VRDO	0.130%	6/7/13 LOC	3,000	3,000
Sacramento CA Regional Transit District
Farebox Revenue	5.000%	3/1/22	1,000	1,147
Sacramento CA Regional Transit District
Farebox Revenue	5.000%	3/1/28	2,500	2,762
Sacramento CA Regional Transit District
Farebox Revenue	5.000%	3/1/29	2,635	2,897
Sacramento CA Regional Transit District
Farebox Revenue	5.000%	3/1/30	2,975	3,264
Sacramento CA Regional Transit District
Farebox Revenue	5.000%	3/1/31	3,125	3,412
Sacramento CA Transportation Authority
Sales Tax Revenue	5.000%	10/1/21	2,300	2,816
Sacramento CA Transportation Authority
Sales Tax Revenue VRDO	0.130%	6/7/13	65,600	65,600
Sacramento CA Water Revenue	5.000%	9/1/27	3,210	3,802
Sacramento County CA Airport Revenue	5.000%	7/1/23 (4)	2,000	2,298
Sacramento County CA Airport Revenue	5.000%	7/1/24 (4)	2,500	2,846
Sacramento County CA Airport Revenue	5.000%	7/1/24 (4)	1,785	1,981
Sacramento County CA Airport Revenue	5.000%	7/1/28	1,250	1,390
Sacramento County CA Airport Revenue	5.000%	7/1/30	3,615	4,000
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	12/1/21 (14)	1,850	2,080
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	12/1/22 (14)	5,495	6,182
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	12/1/23 (14)	7,030	7,909
Sacramento County CA Water Financing
Authority Revenue (Agency Zones 40 & 41)	5.000%	6/1/13 (Prere.)	1,235	1,235
Saddleback Valley CA Unified School District GO	5.000%	8/1/23	1,525	1,855
1 San Bernardino CA City Unified School District GO	5.000%	8/1/20 (4)	765	904
1 San Bernardino CA City Unified School District GO	5.000%	8/1/21 (4)	1,230	1,450
1 San Bernardino CA City Unified School District GO	5.000%	8/1/22 (4)	1,500	1,760
1 San Bernardino CA City Unified School District GO	5.000%	8/1/23 (4)	1,100	1,290
1 San Bernardino CA City Unified School District GO	5.000%	8/1/24 (4)	1,400	1,619

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Bernardino CA Community College District GO	5.000%	8/1/24	4,375	5,295
San Bernardino CA Community College District GO	5.000%	8/1/25	4,550	5,451
San Bernardino CA Community College District GO	5.000%	8/1/26	4,150	4,916
San Bernardino County CA Justice Center &
Airport COP	5.000%	7/1/14 (14)	5,585	5,776
San Bernardino County CA Medical Center COP	5.500%	8/1/17 (14)	3,540	3,693
San Bernardino County CA Medical Center COP	6.500%	8/1/17 (14)	3,800	4,020
San Bernardino County CA Medical Center COP	5.500%	8/1/22 (14)	8,940	10,320
San Bernardino County CA Transportation
Authority Revenue	5.000%	3/1/31	3,355	3,826
San Diego CA Community College District GO	5.000%	8/1/23	10,000	12,376
San Diego CA Community College District GO	5.000%	8/1/28	4,000	4,693
San Diego CA Community College District GO	5.000%	8/1/29	5,000	5,727
San Diego CA Community College District GO	5.000%	8/1/30	8,670	9,890
San Diego CA Community College District GO	5.000%	8/1/30	9,830	11,214
San Diego CA Community College District GO	5.000%	8/1/31	3,380	3,853
San Diego CA Community College District GO	5.000%	8/1/32	2,000	2,269
3 San Diego CA Community College District GO
TOB VRDO	0.140%	6/7/13	3,290	3,290
San Diego CA Community Facilities District No. 1
(Miramar Ranch North) Special Tax Revenue	4.000%	9/1/17	500	551
San Diego CA Community Facilities District No. 1
(Miramar Ranch North) Special Tax Revenue	4.000%	9/1/18	3,260	3,618
San Diego CA Community Facilities District No. 1
(Miramar Ranch North) Special Tax Revenue	5.000%	9/1/20	3,470	4,081
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.000%	5/15/24	3,000	3,518
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.250%	5/15/25	2,000	2,358
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.000%	5/15/27	6,000	6,858
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.250%	5/15/27	5,000	5,832
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.000%	5/15/28	1,825	2,082
San Diego CA Public Facilities Financing Authority
Water Revenue	5.000%	8/1/27	4,215	4,785
San Diego CA Public Facilities Financing Authority
Water Revenue	5.125%	8/1/28	5,000	5,708
San Diego CA Public Facilities Financing Authority
Water Revenue	5.250%	8/1/28	5,355	6,251
San Diego CA Public Facilities Financing Authority
Water Revenue	5.000%	8/1/32	4,190	4,785
San Diego CA Unified School District GO	0.000%	7/1/14 (14)	3,400	3,382
San Diego CA Unified School District GO	0.500%	7/1/15	3,500	3,498
San Diego CA Unified School District GO	2.000%	7/1/15	7,500	7,742
San Diego CA Unified School District GO	0.000%	7/1/18 (14)	9,500	8,634
San Diego CA Unified School District GO	5.500%	7/1/20 (4)	9,490	11,858
San Diego CA Unified School District GO	5.500%	7/1/22 (4)	12,790	16,158
San Diego CA Unified School District GO	5.500%	7/1/23 (4)	4,210	5,364
San Diego CA Unified School District GO	5.500%	7/1/25 (14)	4,800	5,945
San Diego CA Unified School District GO	0.000%	7/1/26	8,425	5,028
San Diego CA Unified School District GO	5.500%	7/1/26 (4)	7,490	9,279
San Diego CA Unified School District GO	0.000%	7/1/27	8,500	4,806
San Diego CA Unified School District GO	0.000%	7/1/28	8,000	4,255
San Diego CA Unified School District GO	0.000%	7/1/29	3,250	1,634

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Diego CA Unified School District GO	0.000%	7/1/30	9,985	4,747
San Diego CA Unified School District GO	0.000%	7/1/30	2,500	1,189
San Diego County CA COP	5.000%	2/1/22 (2)	2,000	2,133
San Diego County CA Regional Airport
Authority Revenue	5.000%	7/1/25	9,000	10,184
San Diego County CA Regional Airport
Authority Revenue	5.000%	7/1/26	3,000	3,367
San Diego County CA Regional Airport
Authority Revenue	5.000%	7/1/28	3,000	3,328
San Diego County CA Regional Building
Authority Lease Revenue (County Operations
Center & Annex Redevelopment Project)	5.000%	2/1/23	4,285	4,931
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center &
Annex Redevelopment Project)	5.000%	2/1/25	4,820	5,486
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center &
Annex Redevelopment Project)	5.250%	2/1/26	1,140	1,313
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center &
Annex Redevelopment Project)	5.000%	2/1/27	2,420	2,716
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center &
Annex Redevelopment Project)	5.500%	2/1/28	5,780	6,742
San Diego County CA Water Authority Financing
Agency Water Revenue	5.000%	5/1/27	2,000	2,335
San Diego County CA Water Authority Revenue	5.000%	5/1/30	5,000	5,715
San Diego County CA Water Authority
Revenue COP	5.250%	5/1/15 (14)	6,215	6,776
San Diego County CA Water Authority
Revenue COP	5.250%	5/1/16 (14)	7,880	8,904
San Diego County CA Water Authority
Revenue COP	5.250%	5/1/21 (14)	6,725	8,300
San Diego County CA Water Authority
Revenue COP	5.250%	5/1/22 (14)	7,075	8,781
3 San Diego County CA Water Authority
Revenue COP TOB VRDO	0.120%	6/7/13	6,100	6,100
San Francisco CA Bay Area Rapid Transit
District GO	5.000%	8/1/35	15,500	17,375
San Francisco CA Bay Area Rapid Transit District
Sales Tax Revenue	5.000%	7/1/23	9,560	11,407
San Francisco CA Bay Area Rapid Transit District
Sales Tax Revenue	5.000%	7/1/23	1,070	1,297
3 San Francisco CA City & County (Laguna Honda
Hospital) GO TOB VRDO	0.090%	6/7/13	2,700	2,700
San Francisco CA City & County GO	5.000%	6/15/21	7,450	9,143
San Francisco CA City & County GO	5.000%	6/15/22	2,595	3,170
San Francisco CA City & County GO	5.000%	6/15/23	4,000	4,851
San Francisco CA City & County International
Airport Revenue	5.250%	5/1/20 (14)	5,000	6,107
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/21	5,000	5,954
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/22	5,000	5,874
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/24 (14)	10,000	10,987

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/25 (14)	2,000	2,242
San Francisco CA City & County International
Airport Revenue	5.250%	5/1/26	22,000	25,672
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/27 (14)	13,075	14,295
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/28	2,855	3,216
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/28	7,500	8,634
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/30	5,940	6,634
San Francisco CA City & County Public Utilities
Commission Wastewater Revenue	5.000%	10/1/30	6,670	7,708
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/26	2,995	3,481
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	10/1/28	10,235	11,926
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/28	1,000	1,154
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	10,000	11,508
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	2,960	3,406
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	6,530	7,539
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	11,000	12,723
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/30	2,705	3,131
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/30	10,335	11,904
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	10/1/31	14,015	16,097
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/31	5,730	6,520
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/34	5,000	5,594
3 San Francisco CA City & County Public Utilities
Commission Water Revenue TOB VRDO	0.140%	6/7/13	2,700	2,700
San Francisco CA City & County Unified School
District GO	5.000%	6/15/15	1,200	1,312
San Francisco CA City & County Unified School
District GO	4.000%	6/15/30	2,470	2,559
San Francisco CA City & County Unified School
District GO	5.000%	6/15/31	7,965	9,048
San Joaquin County CA Delta Community College
District Election GO	0.000%	8/1/26 (4)	15,500	8,504
San Joaquin County CA Delta Community College
District Election GO	0.000%	8/1/27 (4)	15,500	8,081
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/14 (14)	5,500	5,411
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/15 (14)	1,920	1,837
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/1/23 (ETM)	16,000	12,778

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/24 (14)	7,000	4,212
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/1/25 (ETM)	14,750	10,824
San Jose CA Airport Revenue	5.000%	3/1/24 (2)	2,035	2,185
San Jose CA Airport Revenue	5.000%	3/1/25 (2)	3,385	3,613
San Jose CA Airport Revenue	5.000%	3/1/26 (2)	3,850	4,094
San Jose CA Financing Authority Lease Revenue	5.000%	9/1/13 (14)	9,570	9,608
San Jose CA Redevelopment Agency
Tax Allocation Revenue	5.250%	8/1/13 (14)	5,000	5,018
San Jose CA Redevelopment Agency
Tax Allocation Revenue	5.250%	8/1/14 (14)	5,000	5,108
San Jose CA Redevelopment Agency
Tax Allocation Revenue	5.000%	8/1/21	1,270	1,386
San Jose CA Redevelopment Agency
Tax Allocation Revenue	5.000%	8/1/23	1,140	1,225
San Jose CA Redevelopment Agency
Tax Allocation Revenue	5.000%	8/1/24 (14)	16,360	16,899
San Jose CA Redevelopment Agency
Tax Allocation Revenue	5.000%	8/1/25 (14)	11,505	11,857
San Jose CA Redevelopment Agency
Tax Allocation Revenue	5.125%	8/1/25	570	615
San Jose CA Redevelopment Agency
Tax Allocation Revenue	5.250%	8/1/26	800	874
San Jose CA Redevelopment Agency
Tax Allocation Revenue	5.375%	8/1/29	1,355	1,476
San Jose CA Special Hotel Tax Revenue
(Convention Center Expansion &
Renovation Project)	6.125%	5/1/31	4,000	4,751
San Juan CA Unified School District GO	0.000%	8/1/25 (4)	10,000	6,275
San Juan CA Unified School District GO	0.000%	8/1/26 (4)	12,215	7,265
San Marcos CA Unified School District GO	0.000%	8/1/30	2,000	927
San Marcos CA Unified School District GO	0.000%	8/1/31	2,000	877
San Marcos CA Unified School District GO	0.000%	8/1/32	2,500	1,038
San Mateo CA Union High School District GO	0.000%	9/1/13 (14)	1,715	1,714
San Mateo CA Union High School District GO	0.000%	9/1/14 (14)	1,500	1,493
San Mateo County CA Community College
District GO	0.000%	9/1/21 (14)	4,645	3,824
San Mateo County CA Community College
District GO	0.000%	9/1/22 (14)	5,675	4,436
San Mateo County CA Community College
District GO	0.000%	9/1/24 (14)	2,825	1,988
San Mateo County CA Community College
District GO	0.000%	9/1/25 (14)	4,000	2,688
San Mateo County CA Community College
District GO	5.000%	9/1/26	3,170	3,546
3 San Mateo County CA Community College
District GO TOB VRDO	0.090%	6/7/13	10,280	10,280
San Mateo County CA Joint Powers
Financing Authority Lease Revenue
(Youth Services Campus)	4.625%	7/15/25	2,455	2,655
San Mateo County CA Joint Powers
Financing Authority Lease Revenue
(Youth Services Campus)	5.250%	7/15/28	2,000	2,260
San Ramon Valley CA Unified School District GO	4.000%	8/1/19	10,050	11,671
San Ramon Valley CA Unified School District GO	4.000%	8/1/21	10,000	11,661

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Santa Ana CA Community Redevelopment Agency
Tax Allocation Revenue (South Main Street)	5.000%	9/1/18 (14)	2,685	2,700
Santa Clara CA Electric Revenue	5.250%	7/1/13 (Prere.)	1,720	1,727
Santa Clara CA Electric Revenue	5.000%	7/1/30	1,000	1,121
Santa Clara CA Electric Revenue	5.250%	7/1/32	2,500	2,819
Santa Clara CA Unified School District GO	5.000%	7/1/28	3,775	4,295
Santa Clara CA Unified School District GO	5.000%	7/1/29	4,115	4,659
Santa Clara CA Unified School District GO	5.000%	7/1/30	4,405	4,969
Santa Clara CA Unified School District GO	5.000%	7/1/31	4,715	5,306
Santa Clara County CA Financing Authority Lease
Revenue (Multiple Facilities Projects)	5.000%	11/15/17	11,540	13,293
Santa Clara County CA Financing Authority Lease
Revenue (Multiple Facilities Projects)	5.000%	11/15/18	7,920	9,280
Santa Clara County CA Financing Authority Lease
Revenue (Multiple Facilities Projects)	5.000%	5/15/28	10,000	11,177
Santa Clara County CA GO	5.000%	8/1/28	8,830	10,328
Santa Clara Valley CA Transportation Authority
Sales Tax Revenue	5.000%	4/1/32 (2)	4,000	4,451
Santa Clarita CA Community College District GO	5.000%	8/1/32	5,450	6,164
Santa Monica CA Community College District GO	0.000%	8/1/26	11,025	6,932
Santa Rosa CA Wastewater Revenue	0.000%	9/1/28 (4)	11,095	5,671
Santa Rosa CA Wastewater Revenue	5.000%	9/1/29	2,870	3,259
Santa Rosa CA Wastewater Revenue	5.000%	9/1/30	3,055	3,453
Simi Valley CA Unified School District GO	0.000%	8/1/26 (4)	3,030	1,802
Simi Valley CA Unified School District GO	0.000%	8/1/27 (4)	2,900	1,621
Solana Beach CA School District Special
Tax Revenue	5.000%	9/1/29	2,125	2,269
Solana Beach CA School District Special
Tax Revenue	5.000%	9/1/32	2,665	2,796
Solano County CA COP	5.000%	11/1/17 (14)	4,110	4,710
Solano County CA COP	5.000%	11/1/18 (14)	3,810	4,371
Solano County CA COP	5.000%	11/1/19 (14)	3,995	4,567
Solano County CA COP	5.000%	11/1/20 (14)	4,195	4,761
Solano County CA COP	5.000%	11/1/21 (14)	4,405	4,959
Sonoma County CA Junior College District GO	5.000%	8/1/28	3,000	3,514
Sonoma-Marin Area Rail Transportation District
California Sales & Use Tax Revenue	5.000%	3/1/21	1,750	2,145
Sonoma-Marin Area Rail Transportation District
California Sales & Use Tax Revenue	5.000%	3/1/22	3,000	3,695
South Orange County CA Public Financing
Authority Special Tax Revenue (Portola Hills/
Lomas Laguna)	5.250%	8/15/13 (2)	2,290	2,296
South San Francisco CA Redevelopment Agency
Tax Allocation Revenue	5.000%	9/1/31 (14)	13,255	13,573
Southern California Public Power Authority
Revenue	5.000%	7/1/28	10,000	11,417
Southern California Public Power Authority
Revenue	5.000%	7/1/29	5,000	5,672
Southern California Public Power Authority
Revenue	5.000%	7/1/30	10,750	12,114
Southern California Public Power Authority
Revenue (Canyon Power Project)	5.000%	7/1/23	4,175	4,944
Southern California Public Power Authority
Revenue (Canyon Power Project)	5.250%	7/1/27	6,950	8,214
Southern California Public Power Authority
Revenue (Linden Wind Energy Project)	5.000%	7/1/28	3,500	3,996

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Southern California Public Power Authority
Revenue (Linden Wind Energy Project)	5.000%	7/1/29	2,500	2,836
Southern California Public Power Authority
Revenue (Linden Wind Energy Project)	5.000%	7/1/30	2,500	2,817
Southern California Public Power Authority
Revenue (Milford Wind Corridor Phase I Project)	5.000%	7/1/28	5,000	5,709
Southern California Public Power Authority
Revenue (Milford Wind Corridor Phase I Project)	5.000%	7/1/29	5,000	5,672
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/18	1,040	1,172
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.250%	11/1/23	5,270	6,125
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.250%	11/1/24	5,000	5,798
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.250%	11/1/25	7,000	8,134
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.250%	11/1/26	2,500	2,910
Southern California Public Power Authority
Revenue (Transmission Project)	5.000%	7/1/23	5,000	5,829
3 Sweetwater CA Unified School District GO
TOB VRDO	0.140%	6/7/13 (13)	3,300	3,300
Temecula Valley CA Unified School District GO	0.000%	8/1/32	2,000	1,467
Tulare County CA COP	5.000%	8/15/15 (14)	6,460	7,022
Turlock CA Irrigation District Revenue	5.000%	1/1/21	3,805	4,427
Turlock CA Irrigation District Revenue	5.000%	1/1/22	5,415	6,193
Turlock CA Irrigation District Revenue	5.000%	1/1/28	7,020	7,810
Turlock CA Irrigation District Revenue	5.000%	1/1/29	6,400	7,084
Turlock CA Irrigation District Revenue	5.000%	1/1/30	7,770	8,567
University of California Regents Medical Center
Revenue	5.000%	5/15/19 (14)	5,075	5,563
University of California Regents Medical Center
Revenue	5.000%	5/15/20 (14)	5,065	5,536
University of California Regents Medical Center
Revenue	5.000%	5/15/25	19,385	21,747
University of California Regents Medical Center
Revenue	5.000%	5/15/26	10,095	11,231
University of California Regents Medical Center
Revenue	4.750%	5/15/31 (14)	2,300	2,450
University of California Regents Medical Center
Revenue VRDO	0.060%	6/3/13	3,100	3,100
University of California Regents Medical Center
Revenue VRDO	0.060%	6/3/13	5,210	5,210
University of California Revenue	5.000%	5/15/15 (Prere.)	1,185	1,303
University of California Revenue	5.000%	5/15/15 (Prere.)	555	610
University of California Revenue	5.000%	5/15/15 (Prere.)	240	264
University of California Revenue	5.000%	5/15/16	12,405	14,013
University of California Revenue	5.000%	5/15/17 (4)	19,435	21,315
University of California Revenue	5.000%	5/15/18 (4)	9,445	10,355
University of California Revenue	5.000%	5/15/19 (4)	4,035	4,423
University of California Revenue	5.000%	5/15/20 (4)	30,900	33,858
University of California Revenue	5.000%	5/15/21 (4)	14,915	16,330
University of California Revenue	5.000%	5/15/22	5,420	6,573
University of California Revenue	5.000%	5/15/22	9,000	11,076
University of California Revenue	5.000%	5/15/23	6,465	7,998
University of California Revenue	5.750%	5/15/25	3,000	3,656

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
University of California Revenue	5.000%	5/15/26 (14)	10,000	11,125
University of California Revenue	5.000%	5/15/27	10,900	12,698
University of California Revenue	5.000%	5/15/28	11,680	13,528
University of California Revenue	5.000%	5/15/28	1,000	1,181
University of California Revenue	5.000%	5/15/32	14,020	16,018
University of California Revenue	5.000%	5/15/33	10,110	11,632
3 University of California Revenue TOB VRDO	0.070%	6/3/13	16,200	16,200
3 University of California Revenue TOB VRDO	0.120%	6/7/13	12,500	12,500
3 University of California Revenue TOB VRDO	0.150%	6/7/13	7,299	7,299
Upland CA Community Facilities District
No. 2003-2 Improvement Area No. 1 Special
Tax Revenue	5.000%	9/1/31	1,110	1,194
Ventura County CA Community College
District GO	5.000%	8/1/16 (14)	360	363
Ventura County CA Community College
District GO	5.000%	8/1/17 (14)	270	272
Ventura County CA Community College
District GO	5.000%	8/1/24	1,210	1,444
Ventura County CA Community College
District GO	5.000%	8/1/25	1,915	2,266
Ventura County CA Community College
District GO	5.000%	8/1/27	2,205	2,567
Ventura County CA Community College
District GO	0.000%	8/1/28	15,000	7,950
Ventura County CA Public Financing Authority
Lease Revenue	5.000%	11/1/24	1,200	1,403
Ventura County CA Public Financing Authority
Lease Revenue	5.000%	11/1/32	2,000	2,232
Ventura County CA Public Financing Authority
Lease Revenue	5.000%	11/1/33	1,250	1,381
Vista CA Unified School District GO	5.000%	8/1/23	2,500	2,997
Vista CA Unified School District GO	5.000%	8/1/24	5,000	5,924
Walnut CA Energy Center Authority Revenue	5.000%	1/1/30	2,000	2,181
Washington Township CA Health Care
District Revenue	6.000%	7/1/29	1,000	1,134
West Basin CA Municipal Water District Revenue	4.000%	8/1/15	4,060	4,378
West Basin CA Municipal Water District Revenue	5.000%	8/1/22	2,000	2,417
West Basin CA Municipal Water District Revenue	5.000%	8/1/23	1,500	1,779
West Contra Costa CA Unified School District GO	6.000%	8/1/26	5,000	6,372
Westlands CA Water District Revenue	5.000%	9/1/21 (4)	750	899
Westlands CA Water District Revenue	5.000%	9/1/22 (4)	750	900
Westlands CA Water District Revenue	5.000%	9/1/23 (4)	1,705	2,044
Westlands CA Water District Revenue	5.000%	9/1/24 (4)	1,000	1,185
Westlands CA Water District Revenue	5.000%	9/1/25 (4)	1,250	1,466
Whittier CA Health Facility Revenue
(Presbyterian Intercommunity Hospital) VRDO	0.110%	6/7/13 LOC	4,900	4,900
William S. Hart CA Union High School District GO	5.000%	9/1/24	1,425	1,709
William S. Hart CA Union High School District GO	5.000%	9/1/25	1,735	2,062
William S. Hart CA Union High School District GO	5.000%	9/1/26	1,085	1,276
William S. Hart CA Union High School District GO	5.000%	9/1/27	1,500	1,751
				7,247,760
Puerto Rico (0.1%)
Puerto Rico Highway & Transportation Authority
Revenue	5.500%	7/1/13 (ETM)	660	663

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Puerto Rico Infrastructure Financing Authority
Special Tax Revenue	5.500%	7/1/21 (3)	5,000	5,246
Puerto Rico Municipal Finance Agency GO	5.000%	7/1/14 (11)	1,360	1,407
Puerto Rico Municipal Finance Agency GO	5.250%	7/1/16 (11)	1,400	1,512
				8,828
Virgin Islands (0.0%)
Virgin Islands Public Finance Authority Revenue	5.250%	10/1/15	2,200	2,311
Total Tax-Exempt Municipal Bonds (Cost $6,850,409)				7,258,899
Other Assets and Liabilities (-1.3%)
Other Assets				98,186
Liabilities				(194,731)
				(96,545)
Net Assets (100%)				7,162,354

At May 31, 2013, net assets consisted of:
				Amount
				($000)
Paid-in Capital				6,853,400
Undistributed Net Investment Income				—
Accumulated Net Realized Losses				(99,355)
Unrealized Appreciation (Depreciation)
Investment Securities				408,490
Futures Contracts				(181)
Net Assets				7,162,354

Investor Shares—Net Assets
Applicable to 121,173,422 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,408,196
Net Asset Value Per Share—Investor Shares				$11.62

Admiral Shares—Net Assets
Applicable to 495,137,930 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				5,754,158
Net Asset Value Per Share—Admiral Shares				$11.62

See Note A in Notes to Financial Statements.
1 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of May 31, 2013.
2 Adjustable-rate security.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2013, the aggregate value of these securities was $184,569,000, representing 2.6% of net assets.
4 Securities with a value of $2,846,000 have been segregated as initial margin for open futures contracts.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corporation.
(13) Berkshire Hathaway Assurance Corporation.
(14) National Public Finance Guarantee Corporation.
(15) Build America Mutual Assurance Company.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

California Intermediate-Term Tax-Exempt Fund

Statement of Operations

Six Months Ended
May 31, 2013
($000)
Investment Income
Income
Interest	119,865
Total Income	119,865
Expenses
The Vanguard Group—Note B
Investment Advisory Services	233
Management and Administrative—Investor Shares	1,122
Management and Administrative—Admiral Shares	2,552
Marketing and Distribution—Investor Shares	198
Marketing and Distribution—Admiral Shares	564
Custodian Fees	39
Shareholders’ Reports—Investor Shares	14
Shareholders’ Reports—Admiral Shares	10
Trustees’ Fees and Expenses	4
Total Expenses	4,736
Net Investment Income	115,129
Realized Net Gain (Loss)
Investment Securities Sold	442
Futures Contracts	(1,386)
Options on Futures Contracts	(31)
Realized Net Gain (Loss)	(975)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(178,871)
Futures Contracts	(161)
Change in Unrealized Appreciation (Depreciation)	(179,032)
Net Increase (Decrease) in Net Assets Resulting from Operations	(64,878)

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	115,129	207,220
Realized Net Gain (Loss)	(975)	7,269
Change in Unrealized Appreciation (Depreciation)	(179,032)	386,535
Net Increase (Decrease) in Net Assets Resulting from Operations	(64,878)	601,024
Distributions
Net Investment Income
Investor Shares	(22,525)	(42,464)
Admiral Shares	(92,604)	(164,756)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(115,129)	(207,220)
Capital Share Transactions
Investor Shares	69,006	100,368
Admiral Shares	391,754	820,026
Net Increase (Decrease) from Capital Share Transactions	460,760	920,394
Total Increase (Decrease)	280,753	1,314,198
Net Assets
Beginning of Period	6,881,601	5,567,403
End of Period	7,162,354	6,881,601

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.92	$11.18	$10.93	$10.86	$10.21	$10.92
Investment Operations
Net Investment Income	.190	. 379	. 408	. 408	. 412	. 425
Net Realized and Unrealized Gain (Loss)
on Investments	(. 300)	.740	. 250	. 070	. 650	(.710)
Total from Investment Operations	(.110)	1.119	. 658	. 478	1.062	(. 285)
Distributions
Dividends from Net Investment Income	(.190)	(. 379)	(. 408)	(. 408)	(. 412)	(. 425)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.190)	(. 379)	(. 408)	(. 408)	(. 412)	(. 425)
Net Asset Value, End of Period	$11.62	$11.92	$11.18	$10.93	$10.86	$10.21

Total Return[1]	-0.93%	10.14%	6.17%	4.43%	10.56%	-2.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,408	$1,375	$1,193	$1,314	$1,435	$1,320
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.15%
Ratio of Net Investment Income to
Average Net Assets	3.24%	3.26%	3.73%	3.70%	3.88%	3.96%
Portfolio Turnover Rate	6%	9%	13%	10%	17%	25%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.92	$11.18	$10.93	$10.86	$10.21	$10.92
Investment Operations
Net Investment Income	.195	. 388	. 417	. 417	. 421	. 432
Net Realized and Unrealized Gain (Loss)
on Investments	(. 300)	.740	. 250	. 070	. 650	(.710)
Total from Investment Operations	(.105)	1.128	. 667	. 487	1.071	(. 278)
Distributions
Dividends from Net Investment Income	(.195)	(. 388)	(. 417)	(. 417)	(. 421)	(. 432)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.195)	(. 388)	(. 417)	(. 417)	(. 421)	(. 432)
Net Asset Value, End of Period	$11.62	$11.92	$11.18	$10.93	$10.86	$10.21

Total Return[1]	-0.89%	10.23%	6.26%	4.52%	10.65%	-2.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,754	$5,507	$4,375	$4,159	$3,626	$3,210
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%	0.08%
Ratio of Net Investment Income to
Average Net Assets	3.32%	3.34%	3.81%	3.78%	3.96%	4.03%
Portfolio Turnover Rate	6%	9%	13%	10%	17%	25%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard California Intermediate-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended May 31, 2013, the fund’s average investments in long and short futures contracts represented 2% and less than 1% of net assets, respectively, based on quarterly average aggregate settlement values.

Options on futures contracts are also valued based upon their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

California Intermediate-Term Tax-Exempt Fund

During the six months ended May 31, 2013, the fund’s average value of options written and options purchased represented 0% and less than 1% of net assets, respectively, based on quarterly average market values. The fund had no open options on futures contracts at May 31, 2013.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2009–2012), and for the period ended May 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2013, the fund had contributed capital of $884,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.35% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

California Intermediate-Term Tax-Exempt Fund

The following table summarizes the market value of the fund’s investments as of May 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	7,258,899	—
Futures Contracts—Assets[1]	462	—	—
Futures Contracts—Liabilities[1]	(926)	—	—
Total	(464)	7,258,899	—
1 Represents variation margin on the last day of the reporting period.

D. At May 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2013	2,991	386,493	(427)
30-Year U.S. Treasury Bond	September 2013	(861)	(120,567)	246

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at November 30, 2012, the fund had available capital losses totaling $95,229,000 to offset future net capital gains of $784,000 through November 30, 2013, $6,523,000 through November 30, 2014, $3,936,000 through November 30, 2015, $38,506,000 through November 30, 2016, $38,406,000 through November 30, 2017, $990,000 through November 30, 2018, and $6,084,000 through November 30, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending November 30, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At May 31, 2013, the cost of investment securities for tax purposes was $6,853,580,000. Net unrealized appreciation of investment securities for tax purposes was $405,319,000, consisting of unrealized gains of $423,524,000 on securities that had risen in value since their purchase and $18,205,000 in unrealized losses on securities that had fallen in value since their purchase.

California Intermediate-Term Tax-Exempt Fund

F. During the six months ended May 31, 2013, the fund purchased $666,988,000 of investment securities and sold $200,084,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		May 31, 2013	November 30, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	293,713	24,953	472,315	40,682
Issued in Lieu of Cash Distributions	19,286	1,642	37,178	3,195
Redeemed	(243,993)	(20,742)	(409,125)	(35,242)
Net Increase (Decrease) —Investor Shares	69,006	5,853	100,368	8,635
Admiral Shares
Issued	933,583	79,314	1,336,171	115,038
Issued in Lieu of Cash Distributions	69,495	5,919	125,251	10,761
Redeemed	(611,324)	(51,968)	(641,396)	(55,252)
Net Increase (Decrease) —Admiral Shares	391,754	33,265	820,026	70,547

H. In preparing the financial statements as of May 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

California Long-Term Tax-Exempt Fund

Fund Profile
As of May 31, 2013

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VCITX		VCLAX
Expense Ratio[1]	0.20%		0.12%
30-Day SEC Yield	2.33%		2.41%

Financial Attributes

		Barclays	CA Barclays
		Muni	Municipal
		Bond	Bond
	Fund	Index	Index
Number of Bonds	557	6,297	46,973
Yield to Maturity
(before expenses)	2.7%	2.4%	2.3%
Average Coupon	4.4%	4.8%	4.9%
Average Duration	6.8 years	7.4 years	7.1 years
Average Effective
Maturity	6.5 years	5.9 years	6.0 years
Short-Term
Reserves	3.7%	—	—

Volatility Measures
		Barclays
	Barclays CA	Municipal
	Muni Bond	Bond
	Index	Index
R-Squared	0.98	0.97
Beta	1.03	1.20
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year		8.3%
1 - 3 Years		9.7
3 - 5 Years		18.7
5 - 10 Years		54.6
10 - 20 Years		5.8
20 - 30 Years		2.5
Over 30 Years		0.4

Distribution by Credit Quality (% of portfolio)
AAA		5.4%
AA		49.5
A		38.0
BBB		4.9
BB		0.1
B		0.8
Not Rated		1.3
For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated March 28, 2013, and represent estimated costs for the current fiscal year. For the six months ended May 31, 2013, the annualized expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares.

California Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2002, Through May 31, 2013

				Barclays CA
			Investor Shares	Muni Bond
				Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2003	4.73%	2.22%	6.95%	5.91%
2004	4.65	-1.33	3.32	4.99
2005	4.54	-0.32	4.22	4.59
2006	4.71	1.99	6.70	6.44
2007	4.52	-3.37	1.15	2.17
2008	4.13	-11.08	-6.95	-5.18
2009	4.96	7.75	12.71	13.21
2010	4.36	0.27	4.63	5.80
2011	4.51	2.09	6.60	7.49
2012	4.30	8.90	13.20	11.80
2013	1.84	-3.19	-1.35	-1.03
Note: For 2013, performance data reflect the six months ended May 31, 2013.

Average Annual Total Returns: Periods Ended March 31, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	4/7/1986	6.82%	5.88%	4.50%	0.16%	4.66%
Admiral Shares	11/12/2001	6.90	5.97	4.58	0.16	4.74

See Financial Highlights for dividend and capital gains information.

California Long-Term Tax-Exempt Fund

Financial Statements (unaudited)

Statement of Net Assets
As of May 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (101.0%)
California (100.9%)
ABAG Finance Authority for Nonprofit Corps.
California Revenue (899 Charleston Project)
VRDO	0.160%	6/3/13 LOC	2,425	2,425
1 ABAG Finance Authority for Nonprofit Corps.
California Revenue (Eskaton Properties Inc.
Obligated Group)	5.000%	11/15/35	3,250	3,406
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/37	4,565	4,964
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Odd Fellows Home)	5.000%	4/1/42	1,000	1,064
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	4.000%	8/1/21	500	558
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/23	650	748
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/30 (2)	30,375	12,667
Alameda County CA Unified School District GO	0.000%	8/1/24 (4)	3,510	2,321
Alameda County CA Unified School District GO	0.000%	8/1/29 (4)	5,000	2,474
Anaheim CA Public Financing Authority Revenue
(Distribution System)	5.000%	10/1/21 (14)	3,390	3,438
Bay Area CA Infrastructure Financing Authority
Revenue	5.000%	8/1/17 (14)	2,250	2,355
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/24	5,500	6,573
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/25	6,250	7,394
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/34	5,000	5,522
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/34	1,500	1,690
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/39	15,050	16,459
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	10/1/42	5,000	5,461
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.625%	4/1/44	10,000	11,298
Cabrillo CA Community College District Revenue	0.000%	5/1/26 (2)	9,000	4,838

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California County CA Tobacco Securitization
Agency Revenue	5.450%	6/1/28	7,500	7,436
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/18	8,000	9,505
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20	10,000	12,203
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20	4,500	5,491
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	5,000	6,054
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/22	30,000	34,933
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/25	8,810	10,330
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/35	4,000	4,563
California Economic Recovery GO	5.000%	7/1/18	12,000	14,246
California Economic Recovery GO	5.000%	7/1/19	6,000	7,222
California Economic Recovery GO	5.000%	7/1/20	10,000	11,865
California Economic Recovery GO	5.250%	7/1/21	16,985	20,154
California Economic Recovery GO	5.000%	7/1/22	5,000	5,599
California Educational Facilities Authority Revenue
(California Institute of Technology)	5.000%	10/1/39	7,730	8,722
California Educational Facilities Authority Revenue
(California Institute of Technology)	5.000%	11/1/39	3,000	3,311
California Educational Facilities Authority Revenue
(Claremont McKenna College)	5.000%	1/1/42	4,000	4,440
California Educational Facilities Authority Revenue
(College of Arts & Crafts)	6.875%	6/1/19	1,615	1,932
California Educational Facilities Authority Revenue
(College of Arts)	5.250%	6/1/30	1,125	1,215
California Educational Facilities Authority Revenue
(Pepperdine College)	5.000%	9/1/33	3,000	3,422
California Educational Facilities Authority Revenue
(Pomona College)	0.000%	7/1/34	3,155	1,276
California Educational Facilities Authority Revenue
(Pomona College)	0.000%	7/1/35	3,155	1,194
California Educational Facilities Authority Revenue
(Pomona College)	0.000%	7/1/36	3,155	1,135
California Educational Facilities Authority Revenue
(Pomona College)	0.000%	7/1/37	3,155	1,085
California Educational Facilities Authority Revenue
(Pomona College)	0.000%	7/1/39	2,805	874
California Educational Facilities Authority Revenue
(Pomona College)	0.000%	7/1/40	1,580	468
California Educational Facilities Authority Revenue
(Stanford University)	5.000%	3/15/26	5,330	6,596
California Educational Facilities Authority Revenue
(University of San Francisco)	6.125%	10/1/36	1,250	1,508
California Educational Facilities Authority Revenue
(University of Southern California)	4.750%	10/1/37	1,650	1,777
California Educational Facilities Authority Revenue
(University of Southern California)	5.000%	10/1/38	5,445	6,157
California Educational Facilities Authority Revenue
(University of Southern California)	5.250%	10/1/38	3,420	3,965

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Educational Facilities Authority Revenue
(University of the Pacific)	5.000%	11/1/25	2,000	2,146
California GO	5.250%	10/1/13 (Prere.)	75	76
California GO	7.000%	11/1/13 (14)	65	67
California GO	5.250%	10/1/14 (14)	1,880	1,911
California GO	5.000%	10/1/18	9,000	10,713
California GO	5.000%	3/1/19	1,250	1,484
California GO	6.000%	4/1/19	1,690	2,106
California GO	6.000%	8/1/19 (3)	210	212
California GO	5.000%	10/1/19	10,070	12,094
California GO	5.000%	4/1/20	1,460	1,715
California GO	5.000%	9/1/21	11,000	13,312
California GO	5.250%	9/1/22	3,000	3,689
California GO	5.000%	11/1/22	1,000	1,154
California GO	5.250%	9/1/23	10,100	12,122
California GO	5.000%	3/1/25	7,000	8,025
California GO	5.125%	2/1/26	15,325	15,755
California GO	5.000%	6/1/26 (14)	20,000	22,502
California GO	5.250%	10/1/27	5,000	5,846
California GO	5.100%	11/1/27	1,475	1,707
California GO	5.000%	9/1/28	10,650	11,514
California GO	5.000%	9/1/28	2,500	2,798
California GO	5.250%	2/1/29	5,000	5,742
California GO	5.000%	9/1/29	5,125	5,713
California GO	5.000%	10/1/29	1,400	1,581
California GO	5.250%	10/1/29	4,700	5,390
California GO	5.250%	3/1/30	10,000	11,497
California GO	4.500%	8/1/30	5,000	5,296
California GO	5.250%	9/1/30	6,000	6,909
California GO	5.750%	4/1/31	15,875	18,453
California GO	5.000%	6/1/32	25,000	26,884
California GO	5.000%	9/1/32	1,045	1,172
California GO	6.000%	3/1/33	7,000	8,552
California GO	5.125%	4/1/33	8,500	9,399
California GO	6.500%	4/1/33	33,000	40,626
California GO	5.000%	6/1/34	7,000	7,348
California GO	5.250%	4/1/35	5,000	5,656
California GO	6.000%	11/1/35	10,000	12,050
California GO	5.000%	9/1/36	8,500	9,408
California GO	5.000%	4/1/37	5,000	5,540
California GO	5.250%	3/1/38	13,565	14,938
California GO	6.000%	4/1/38	21,190	25,078
California GO	5.250%	8/1/38	10,000	11,094
California GO	5.500%	11/1/39	3,690	4,248
California GO	6.000%	11/1/39	2,700	3,239
California GO	5.500%	3/1/40	11,500	13,146
California GO	5.250%	11/1/40	11,000	12,501
California GO	5.000%	10/1/41	10,000	10,835
California GO	5.000%	4/1/42	2,000	2,172
California GO	5.000%	2/1/43	5,000	5,460
California GO	5.000%	4/1/43	10,000	10,933
2 California GO TOB VRDO	0.080%	6/3/13	3,895	3,895
California Health Facilities Financing Authority
Revenue (Adventist Health System/West)	5.000%	3/1/25	3,000	3,437
California Health Facilities Financing Authority
Revenue (Adventist Health System/West) VRDO	0.070%	6/3/13 LOC	2,180	2,180

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (Casa Colina)	6.125%	4/1/32	5,200	5,207
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.625%	7/1/25	5,000	5,755
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.250%	3/1/27	2,500	2,825
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	6.000%	7/1/39	5,000	5,938
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.250%	3/1/41	9,000	9,887
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/27	7,000	7,469
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/34	2,415	2,625
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/39	10,245	11,036
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/29	3,500	3,770
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/34	2,475	2,642
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)	6.500%	11/1/38	3,000	3,616
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)	5.250%	11/1/41	4,025	4,409
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/37	2,000	2,169
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/42	5,000	5,442
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/35	6,250	7,026
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/39	4,465	4,939
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospitalet Stanford)	5.000%	8/15/51	12,000	13,099
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/25	2,750	3,230
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/26	5,000	5,816
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/33	2,500	2,815
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	6.500%	10/1/33	2,000	2,397
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.500%	10/1/39	6,500	7,464
California Health Facilities Financing Authority
Revenue (Rady Children’s Hospital)	5.500%	8/15/33	3,920	4,421
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/40	6,000	6,544
California Health Facilities Financing Authority
Revenue (St. Joseph Health System)	5.750%	7/1/39	7,000	8,156
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	8/15/51	16,675	18,203
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.250%	8/15/22	5,000	5,846

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.875%	8/15/31	4,000	4,733
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.250%	11/15/46	20,500	21,608
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.000%	8/15/52	8,000	8,513
California Infrastructure & Economic Development
Bank Revenue (Los Angeles County Museum of
Natural History Foundation) VRDO	0.050%	6/3/13 LOC	9,000	9,000
California Infrastructure & Economic Development
Bank Revenue (Science Center Phase II Project)	5.000%	5/1/31 (14)	4,135	4,261
California Municipal Finance Authority (Community
Hospitals of Central California Obligated Group)
COP	5.500%	2/1/39	11,000	11,702
California Municipal Finance Authority Revenue
(Biola University)	5.000%	10/1/38	1,255	1,336
California Municipal Finance Authority Revenue
(Biola University)	5.000%	10/1/42	1,500	1,585
California Municipal Finance Authority Revenue
(University of La Verne)	5.250%	6/1/20	2,420	2,811
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.050%	6/3/13 LOC	8,800	8,800
California Public Works Board Lease Revenue
(Community Colleges)	5.000%	3/1/27 (14)	2,970	3,182
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	1/1/17	6,000	6,630
California Public Works Board Lease Revenue
(Department of Corrections)	6.500%	9/1/17 (2)	18,995	20,764
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	12/1/17 (14)	8,000	8,542
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	12/1/19 (14)	15,230	16,254
California Public Works Board Lease Revenue
(Department of General Services)	6.000%	4/1/25	6,000	7,221
California Public Works Board Lease Revenue
(Department of General Services)	6.250%	4/1/34	8,250	9,906
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/29	2,500	2,775
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/34	1,300	1,412
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/38	3,375	3,611
California Public Works Board Lease Revenue
(Office of Emergency Services)	5.000%	3/1/27 (14)	8,950	9,588
California Public Works Board Lease Revenue
(Regents of The University of California)	5.250%	11/1/27 (14)	9,045	9,873
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	5/1/30	17,000	18,085
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	4/1/23	4,180	4,879
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/23	2,000	2,347
California Public Works Board Lease Revenue
(Various Capital Projects)	6.250%	11/1/24	5,000	6,101
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/26	5,000	5,633

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/37	5,000	5,352
California State University Revenue Systemwide	5.250%	5/1/14 (Prere.)	3,510	3,669
California State University Revenue Systemwide	5.250%	5/1/14 (Prere.)	3,045	3,183
California State University Revenue Systemwide	5.000%	11/1/21 (2)	17,215	18,664
California State University Revenue Systemwide	5.000%	11/1/24	2,000	2,374
California State University Revenue Systemwide	5.750%	11/1/27	4,500	5,330
California State University Revenue Systemwide	5.250%	11/1/34	5,000	5,615
California State University Revenue Systemwide	5.000%	11/1/35 (14)	5,000	5,366
California State University Revenue Systemwide	5.000%	11/1/37	10,000	11,031
California State University Revenue Systemwide	5.250%	11/1/38	3,280	3,677
California Statewide Communities Development
Authority Health Facility Revenue
(Adventist Health System/West)	5.000%	3/1/35	8,000	8,423
California Statewide Communities Development
Authority Health Facility Revenue (Henry Mayo
Newhall Memorial Hospital)	5.000%	10/1/18	4,615	4,627
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/40	7,000	7,609
California Statewide Communities Development
Authority Revenue (Daughters of Charity
Health System)	5.250%	7/1/30	5,000	5,225
California Statewide Communities Development
Authority Revenue (Episcopal Communities &
Services)	5.000%	5/15/42	1,500	1,591
California Statewide Communities Development
Authority Revenue (Episcopal Communities &
Services)	5.000%	5/15/47	2,000	2,110
California Statewide Communities Development
Authority Revenue (John Muir Health)	5.000%	8/15/34	5,390	5,794
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	4.750%	4/1/33	4,185	4,394
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	5.000%	3/1/41	4,925	5,256
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	5.000%	4/1/42	18,500	20,050
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	5.250%	3/1/45	10,250	11,050
California Statewide Communities Development
Authority Revenue (Los Angeles County Museum
of Art Project) VRDO	0.100%	6/7/13 LOC	4,400	4,400
California Statewide Communities Development
Authority Revenue (Proposition 1A Receivables
Program)	5.000%	6/15/13	9,000	9,017
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.250%	8/15/31	2,500	2,861
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/32	11,000	12,134
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/38 (2)	2,900	3,103
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/38 (2)	3,490	3,735
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	11/15/38	4,250	4,577

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Statewide Communities Development
Authority Revenue (Trinity Health)	5.000%	12/1/41	7,500	8,269
California Statewide Communities Development
Authority Senior Living Revenue
(Southern California Presbyterian Homes)	4.875%	11/15/36	3,730	3,681
California Statewide Communities Development
Authority Senior Living Revenue
(Southern California Presbyterian Homes)	7.250%	11/15/41	3,000	3,460
California Statewide Communities Development
Authority Student Housing Revenue (CHF-Irvine
LLC - UCI East Campus Apartments Phase II)	5.000%	5/15/38	13,000	13,253
Cerritos CA Community College District GO	0.000%	8/1/34	4,000	1,487
Cerritos CA Community College District GO	0.000%	8/1/35	1,730	608
Cerritos CA Community College District GO	5.000%	8/1/38	7,000	7,736
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/25	5,000	5,912
Clovis CA Unified School District GO	0.000%	8/1/13 (14)	4,935	4,933
Clovis CA Unified School District GO	0.000%	8/1/16 (14)	2,865	2,766
Coast CA Community College District GO	5.000%	8/1/27	5,700	6,703
Colton CA Joint Unified School District GO	5.000%	8/1/27 (4)	2,535	2,869
Contra Costa CA Transportation Authority Sales
Tax Revenue	5.000%	3/1/24	1,085	1,293
East Bay CA Municipal Utility District Waste
Water System Revenue	5.000%	6/1/33 (2)	1,350	1,518
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/32 (14)	15,765	17,601
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/36	10,000	11,521
East Bay CA Regional Park District Revenue	5.000%	9/1/25	2,000	2,344
East Bay CA Regional Park District Revenue	5.000%	9/1/27	4,070	4,661
East Side CA Union High School District GO	5.000%	8/1/37	5,655	6,180
Encinitas CA Community Facilities District
No. 1 Special Tax Revenue	5.000%	9/1/27	1,000	1,108
Escondido CA Union High School District GO	0.000%	11/1/20 (14)	4,000	3,136
Fontana CA Public Financing Authority
Tax Allocation Revenue	5.000%	10/1/29 (2)	9,450	9,628
Fontana CA Public Financing Authority
Tax Allocation Revenue	5.000%	10/1/32 (2)	5,000	5,078
Fontana CA Unified School District GO	5.250%	8/1/14 (Prere.)	5,875	6,208
Fontana CA Unified School District GO	5.250%	8/1/31 (4)	240	251
Foothill-De Anza CA Community College
District GO	0.000%	8/1/17 (14)	3,000	2,847
Foothill-De Anza CA Community College
District GO	0.000%	8/1/22 (14)	3,850	3,000
Foothill-De Anza CA Community College
District GO	0.000%	8/1/23 (14)	3,590	2,644
Foothill-De Anza CA Community College
District GO	0.000%	8/1/25 (14)	2,390	1,596
Foothill-De Anza CA Community College
District GO	5.000%	8/1/40	10,000	11,170
Foothill/Eastern Corridor Agency California
Toll Road Revenue	5.875%	1/15/26	10,000	10,238
Fresno CA Airport Revenue	5.500%	7/1/30 (4)	1,500	1,502
Gavilan CA Joint Community College District GO	5.500%	8/1/14 (Prere.)	3,315	3,517
Gavilan CA Joint Community College District GO	5.500%	8/1/28 (2)	90	95

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Gilroy CA School Facilities Finance Authority
Revenue	5.000%	8/1/46	5,000	5,339
Golden State Tobacco Securitization Corp.
California	5.500%	6/1/13 (Prere.)	4,000	4,000
Golden State Tobacco Securitization Corp.
California	6.250%	6/1/13 (Prere.)	24,000	24,000
Golden State Tobacco Securitization Corp.
California	5.125%	6/1/47	7,785	6,802
Golden State Tobacco Securitization Corp.
California	5.750%	6/1/47	5,000	4,683
Grossmont CA Healthcare District GO	6.125%	7/15/40	2,500	3,012
Grossmont CA Union High School District GO	0.000%	8/1/30	6,600	3,059
Hartnell CA Community College District GO	5.000%	8/1/13 (Prere.)	2,370	2,389
Hartnell CA Community College District GO	5.000%	8/1/13 (Prere.)	1,550	1,562
Hartnell CA Community College District GO	5.000%	8/1/13 (Prere.)	1,735	1,749
Huntington Beach CA Union High School
District GO	0.000%	8/1/30 (4)	8,340	3,905
Irvine CA Public Facilities & Infrastructure
Authority Assessment Revenue VRDO	0.070%	6/3/13 LOC	2,300	2,300
Irvine CA Reassessment District No. 05-21
Improvement Revenue VRDO	0.070%	6/3/13 LOC	5,600	5,600
Irvine CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/30 (2)	5,500	5,688
Kern CA High School District GO	6.400%	8/1/14 (ETM)	1,490	1,597
Kern CA High School District GO	6.400%	8/1/15 (ETM)	1,645	1,860
Kern CA High School District GO	6.400%	8/1/16 (ETM)	1,815	2,155
Kern County CA GO	5.750%	8/1/35 (12)	2,000	2,309
Las Virgenes CA Unified School District GO	0.000%	9/1/26 (14)	6,140	3,639
Loma Linda CA Hospital Revenue
(Loma Linda University)	5.000%	12/1/20	6,155	6,338
Loma Linda CA Hospital Revenue
(Loma Linda University)	5.000%	12/1/21	2,500	2,561
Long Beach CA Community College District GO	0.000%	8/1/34	2,520	922
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	1.614%	11/15/26	1,800	1,599
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	5.500%	11/15/37	2,500	3,016
Long Beach CA Finance Authority Tax Revenue	5.500%	8/1/26 (2)	7,570	8,136
Long Beach CA Finance Authority Tax Revenue	5.500%	8/1/31 (2)	4,015	4,218
Los Angeles CA Community College District GO	5.500%	8/1/25	3,980	4,790
Los Angeles CA Community College District GO	5.000%	8/1/31 (4)	5,000	5,489
Los Angeles CA Community College District GO	5.000%	8/1/32 (14)	7,340	8,163
Los Angeles CA Community College District GO	6.000%	8/1/33	5,160	6,315
Los Angeles CA Community College District GO	5.250%	8/1/39	5,000	5,873
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/22	2,000	2,384
Los Angeles CA Department of Airports
International Airport Revenue	5.250%	5/15/27	5,000	5,845
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/29	5,000	5,655
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/30	3,195	3,570
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/30	14,590	16,393
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/35	12,250	13,863

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/25	4,070	4,710
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/25	2,500	2,974
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/27	10,000	11,714
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/29 (2)	10,000	11,208
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/30 (2)	16,000	17,787
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/30	3,125	3,606
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/32 (2)	5,000	5,558
Los Angeles CA Department of Water &
Power Revenue	5.250%	7/1/32	7,000	7,980
Los Angeles CA Department of Water &
Power Revenue	5.375%	7/1/34	3,000	3,474
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/36	10,000	11,191
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/36	5,000	5,534
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/37	1,545	1,724
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/38	7,365	8,194
Los Angeles CA Department of Water &
Power Revenue	5.250%	7/1/38	1,890	2,117
Los Angeles CA Department of Water &
Power Revenue	5.250%	7/1/39	2,000	2,261
Los Angeles CA Department of Water &
Power Revenue VRDO	0.040%	6/3/13	2,500	2,500
Los Angeles CA GO	5.000%	9/1/22	11,155	13,481
Los Angeles CA GO	5.000%	9/1/31	5,785	6,499
Los Angeles CA TRAN	2.000%	6/27/13	16,000	16,021
Los Angeles CA Unified School District GO	5.000%	7/1/13 (Prere.)	10,000	10,039
Los Angeles CA Unified School District GO	5.000%	7/1/20 (3)	2,655	2,993
Los Angeles CA Unified School District GO	5.000%	7/1/21	3,500	4,163
Los Angeles CA Unified School District GO	5.000%	7/1/24 (2)	9,745	10,912
Los Angeles CA Unified School District GO	5.000%	7/1/24 (2)	7,500	8,398
Los Angeles CA Unified School District GO	5.250%	7/1/24	6,275	7,471
Los Angeles CA Unified School District GO	5.250%	7/1/25	5,000	5,924
Los Angeles CA Unified School District GO	5.250%	7/1/28	7,000	8,201
Los Angeles CA Unified School District GO	5.000%	7/1/30 (3)	7,675	8,424
Los Angeles CA Unified School District GO	5.000%	7/1/32 (4)	8,000	8,883
Los Angeles CA Unified School District GO	5.000%	1/1/34	5,000	5,547
Los Angeles CA Unified School District GO	5.250%	7/1/34	10,000	11,385
Los Angeles CA Wastewater System Revenue	5.000%	6/1/27	7,000	8,242
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/21	4,000	4,935
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/23	5,000	6,019
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/23 (14)	4,000	4,332
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/24 (14)	4,000	4,332

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/25 (14)	1,265	1,365
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/37	2,750	2,990
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/42	3,400	3,669
Los Angeles County CA Public Works Financing
Authority Revenue	5.500%	10/1/18 (4)	1,660	1,848
Los Angeles County CA Sanitation Districts
Financing Authority Capital Projects Revenue	4.500%	10/1/42 (2)	2,500	2,545
Los Angeles County CA Schools Regionalized
Business Services Corp. COP	0.000%	8/1/14 (2)	1,000	963
Los Angeles County CA Schools Regionalized
Business Services Corp. COP	0.000%	8/1/20 (2)	2,095	1,550
Los Angeles County CA TRAN	2.000%	6/28/13	5,000	5,007
M-S-R California Energy Authority Revenue	7.000%	11/1/34	7,000	9,703
M-S-R California Energy Authority Revenue	6.500%	11/1/39	7,000	9,269
M-S-R California Public Power Agency Revenue
(San Juan Project)	6.125%	7/1/13 (2)	1,795	1,803
M-S-R California Public Power Agency Revenue
(San Juan Project)	6.750%	7/1/20 (ETM)	11,220	13,724
Metropolitan Water District of Southern California
Revenue	5.000%	7/1/21	2,500	3,097
Metropolitan Water District of Southern California
Revenue	5.000%	7/1/25	3,410	3,920
Metropolitan Water District of Southern California
Revenue	5.000%	10/1/26	4,000	4,746
Metropolitan Water District of Southern California
Revenue	5.000%	7/1/28	4,000	4,719
Metropolitan Water District of Southern California
Revenue	5.000%	7/1/28	4,235	4,677
Metropolitan Water District of Southern California
Revenue	5.000%	7/1/31	3,000	3,483
Metropolitan Water District of Southern California
Revenue	5.000%	10/1/33	7,535	8,671
Metropolitan Water District of Southern California
Revenue	5.000%	10/1/35	2,855	3,276
Modesto CA High School District GO	0.000%	8/1/17 (14)	3,000	2,791
Modesto CA High School District GO	0.000%	8/1/18 (14)	3,225	2,897
Modesto CA Irrigation District COP	5.500%	7/1/35	1,000	1,103
Modesto CA Irrigation District COP	5.000%	10/1/36 (2)	4,795	5,015
Modesto CA Irrigation District Electric Revenue	5.000%	7/1/23	2,050	2,451
Modesto CA Irrigation District Financing Authority
Revenue (Woodland Project)	6.500%	10/1/22 (ETM)	9,115	11,404
Monterey Park CA Redevelopment Agency
Tax Allocation Revenue	5.000%	9/1/16 (4)	1,010	1,013
Monterey Park CA Redevelopment Agency
Tax Allocation Revenue	5.000%	9/1/17 (4)	1,060	1,063
Monterey Park CA Redevelopment Agency
Tax Allocation Revenue	5.000%	9/1/18 (4)	1,115	1,118
Monterey Park CA Redevelopment Agency
Tax Allocation Revenue	5.000%	9/1/19 (4)	1,120	1,122
Monterey Park CA Redevelopment Agency
Tax Allocation Revenue	5.000%	9/1/20 (4)	1,180	1,182
Mount Diablo CA Unified School District GO	5.000%	6/1/37	1,915	2,112

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Mount San Antonio CA Community College
District GO	5.250%	8/1/14 (Prere.)	3,010	3,185
Mount San Antonio CA Community College
District GO	5.250%	8/1/14 (Prere.)	3,170	3,355
Mount San Antonio CA Community College
District GO	5.250%	8/1/14 (Prere.)	3,335	3,529
New Haven CA Unified School District GO	12.000%	8/1/17 (4)	1,500	2,150
Newark CA Unified School District GO	0.000%	8/1/13 (4)	2,050	2,049
Newport Beach CA Revenue (Hoag Memorial
Hospital Presbyterian)	6.000%	12/1/40	3,500	4,221
2 Newport Beach CA Revenue (Hoag Memorial
Hospital Presbyterian) TOB VRDO	0.150%	6/7/13	1,450	1,450
Newport Mesa CA Unified School District GO	0.000%	8/1/35	4,000	1,508
Newport Mesa CA Unified School District GO	0.000%	8/1/36	1,000	358
Newport Mesa CA Unified School District GO	0.000%	8/1/37	2,000	686
Newport Mesa CA Unified School District GO	0.000%	8/1/38	1,000	326
Northern California Gas Authority No. 1 Revenue	0.790%	7/1/17	17,000	16,483
Northern California Power Agency Revenue
(Hydroelectric Project)	6.300%	7/1/18 (14)	10,000	11,193
Northern California Power Agency Revenue
(Hydroelectric Project)	7.500%	7/1/21 (Prere.)	1,810	2,470
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/27	3,255	3,733
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/32	1,155	1,300
Oakland CA GO	5.000%	1/15/31	3,550	3,906
Oakland CA Redevelopment Agency Tax Allocation
Revenue (Central District Project)	5.500%	2/1/14 (2)	1,020	1,039
Oceanside CA Unified School District GO	0.000%	8/1/25 (12)	6,865	4,308
Ohlone CA Community College District GO	5.250%	8/1/41	5,000	5,700
Orange County CA Water District Revenue	5.000%	8/15/41	6,855	7,646
Palmdale CA COP	5.250%	9/1/19 (14)	1,310	1,340
Palmdale CA COP	5.250%	9/1/20 (14)	1,450	1,483
Palmdale CA COP	5.250%	9/1/21 (14)	1,605	1,641
Palmdale CA COP	5.250%	9/1/22 (14)	1,765	1,804
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	4.250%	9/2/22	200	219
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	5.000%	9/2/26	1,000	1,123
Palomar CA Community College District GO	0.000%	8/1/24	5,125	3,389
Palomar Pomerado Health California COP	6.000%	11/1/41	3,000	3,226
Palomar Pomerado Health California GO	4.500%	8/1/32 (14)	12,500	12,939
Palomar Pomerado Health California GO	0.000%	8/1/33 (12)	4,000	1,574
Palomar Pomerado Health California GO	0.000%	8/1/35	10,330	3,427
Palomar Pomerado Health System California
Revenue	5.375%	11/1/13 (14)	6,730	6,746
Pasadena CA Unified School District GO	5.000%	5/1/34	4,000	4,489
Peralta CA Community College District Revenue	5.000%	8/1/39	4,000	4,344
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	5.700%	8/1/13 (Prere.)	7,000	7,204
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/19 (2)	1,800	1,459

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/21 (2)	2,920	2,125
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/22 (2)	4,125	2,821
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/24 (2)	1,000	607
Pomona CA Unified School District GO	5.600%	8/1/14 (ETM)	1,585	1,684
Pomona CA Unified School District GO	5.600%	8/1/15 (ETM)	2,000	2,225
Pomona CA Unified School District GO	5.600%	8/1/16 (ETM)	1,000	1,159
Pomona CA Unified School District GO	7.500%	8/1/17 (ETM)	2,540	3,246
Poway CA Unified School District GO	5.000%	9/1/25	1,840	2,082
Poway CA Unified School District GO	5.000%	8/1/27	5,575	6,460
Poway CA Unified School District GO	5.000%	9/1/27	2,060	2,293
Poway CA Unified School District GO	5.000%	9/1/31	1,375	1,480
Poway CA Unified School District GO	0.000%	8/1/33	5,010	1,971
Poway CA Unified School District GO	5.000%	9/1/33	1,000	1,067
Poway CA Unified School District GO	0.000%	8/1/34	8,130	3,022
Poway CA Unified School District GO	5.000%	9/1/36	700	740
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/15/24	785	892
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/15/27	1,035	1,151
Rancho Mirage CA Joint Powers Financing
Authority Revenue (Eisenhower Medical Center)	5.000%	7/1/47	12,000	12,159
Rancho Mirage CA Redevelopment Agency
Tax Allocation Revenue	5.125%	4/1/21 (14)	2,650	2,656
Rancho Mirage CA Redevelopment Agency
Tax Allocation Revenue	5.250%	4/1/26 (14)	2,905	2,909
Rancho Mirage CA Redevelopment Agency
Tax Allocation Revenue	5.250%	4/1/33 (14)	3,000	3,002
Redwood City CA Redevelopment Agency
Redevelopment Project Area No. 2 Tax
Allocation Revenue	0.000%	7/15/26 (2)	3,445	1,862
Rio Hondo CA Community College District GO	5.000%	8/1/30	6,655	7,617
Rio Hondo CA Community College District GO	0.000%	8/1/36	16,650	5,555
2 Riverside CA Electric Revenue TOB VRDO	0.080%	6/3/13	5,400	5,400
Riverside CA Unified School District Community
Facilities District No. 7 (Victoria Grove) Special
Tax Revenue	5.000%	9/1/31 (2)	4,000	4,096
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/21	1,280	1,467
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/22	1,335	1,527
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/24	1,440	1,609
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/28	1,795	1,956
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/29	1,880	2,047
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/32	1,375	1,470

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Riverside County CA Asset Leasing Corp.
Leasehold Revenue (Riverside County
Hospital Project)	0.000%	6/1/13 (14)	5,000	5,000
Riverside County CA Asset Leasing Corp.
Leasehold Revenue (Riverside County
Hospital Project)	0.000%	6/1/14 (14)	2,000	1,957
Riverside County CA Asset Leasing Corp.
Leasehold Revenue (Riverside County
Hospital Project)	0.000%	6/1/15 (14)	2,000	1,902
Riverside County CA Transportation Commission
Sales Tax Revenue VRDO	0.120%	6/7/13	3,890	3,890
Roseville CA Electric System Revenue	5.000%	2/1/37	4,500	4,867
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/18	620	700
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/22	1,565	1,805
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/28	2,450	2,864
Sacramento CA Financing Authority Lease
Revenue	5.375%	11/1/14 (2)	3,595	3,720
Sacramento CA Financing Authority Lease
Revenue	5.400%	11/1/20 (2)	6,785	7,752
Sacramento CA Municipal Utility District Revenue	5.900%	7/1/20 (2)	15,850	19,710
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/28	2,000	2,326
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/31	1,175	1,336
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/32	1,195	1,352
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/33	1,450	1,636
Sacramento CA Regional Transit District Farebox
Revenue	5.000%	3/1/36	3,000	3,230
Sacramento CA Regional Transit District Farebox
Revenue	5.000%	3/1/42	5,000	5,357
Sacramento CA Transportation Authority Sales
Tax Revenue VRDO	0.130%	6/7/13	40,000	40,000
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	12/1/26 (14)	5,000	5,611
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	12/1/30 (14)	5,650	6,188
1 San Bernardino CA City Unified School District GO	5.000%	8/1/27 (4)	1,060	1,197
San Bernardino County CA Medical Center COP	6.500%	8/1/17 (14)	13,610	14,397
San Bernardino County CA Transportation
Authority Revenue	5.000%	3/1/32	4,035	4,585
San Diego CA Community College District GO	5.250%	8/1/33	2,500	2,963
San Diego CA Community College District GO	0.000%	8/1/36	8,000	2,796
San Diego CA Community College District GO	5.000%	8/1/36	2,500	2,811
San Diego CA Community College District GO	0.000%	8/1/38	3,510	1,104
San Diego CA Community College District GO	5.000%	8/1/41	3,000	3,362
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.250%	5/15/34	6,000	6,965
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.250%	5/15/39	7,000	7,974
San Diego CA Public Facilities Financing Authority
Water Revenue	5.750%	8/1/35	2,500	2,948
San Diego CA Public Facilities Financing Authority
Water Revenue	5.250%	8/1/38	1,500	1,688
San Diego CA Public Facilities Financing Authority
Water Revenue	5.500%	8/1/39	5,000	5,705

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Diego CA Unified School District GO	5.500%	7/1/24 (14)	5,000	6,208
San Diego CA Unified School District GO	5.500%	7/1/25 (14)	4,000	4,954
San Diego CA Unified School District GO	0.000%	7/1/29	8,150	4,098
San Diego CA Unified School District GO	0.000%	7/1/30	1,500	713
San Diego CA Unified School District GO	0.000%	7/1/38	4,890	1,463
San Diego County CA COP	5.000%	2/1/28 (2)	2,000	2,123
San Diego County CA COP	5.000%	2/1/30 (2)	2,345	2,476
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/26	4,000	4,489
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/28	3,200	3,550
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/34	2,715	2,937
San Diego County CA Regional Airport Authority
Revenue	5.000%	4/1/37	1,500	1,688
San Diego County CA Regional Airport Authority
Revenue	5.000%	4/1/38	2,000	2,244
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/40	3,000	3,224
San Diego County CA Regional Airport Authority
Revenue	5.000%	4/1/48	3,000	3,331
San Diego County CA Water Authority Revenue	5.000%	5/1/31	4,700	5,358
San Diego County CA Water Authority Revenue
COP	5.000%	5/1/26 (4)	7,275	8,186
San Francisco CA Bay Area Rapid Transit
District GO	5.000%	8/1/35	15,000	16,815
2 San Francisco CA City & County (Laguna Honda
Hospital) GO TOB VRDO	0.090%	6/7/13	2,200	2,200
San Francisco CA City & County GO	5.000%	6/15/23	6,000	7,277
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/20	5,315	6,406
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/25	5,220	5,985
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/29	2,065	2,365
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	10/1/29	12,680	14,719
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	8,430	9,750
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/31	1,100	1,260
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/31	1,205	1,380
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/34	1,275	1,442
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/34	5,000	5,594
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/35	2,605	2,930
San Francisco CA City & County Public Utilities
Commission Water Revenue	4.750%	11/1/36 (4)	4,500	4,811
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/43	10,000	11,035
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bay North)	6.500%	8/1/39	2,000	2,311

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bay North)	6.750%	8/1/41	1,000	1,184
San Francisco CA City & County Unified School
District GO	5.250%	6/15/24	4,000	4,759
San Francisco CA City & County Unified School
District GO	5.000%	6/15/32	8,365	9,472
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/24 (14)	6,000	3,610
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/25 (14)	6,000	3,403
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/31 (14)	11,950	4,697
San Jose CA Airport Revenue	5.000%	3/1/33 (2)	4,000	4,177
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/19 (14)	1,270	1,342
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.500%	8/1/30	850	929
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.500%	8/1/35	2,750	2,989
San Jose CA Special Hotel Tax Revenue
(Convention Center Expansion &
Renovation Project)	6.500%	5/1/42	5,000	5,923
San Juan CA Unified School District GO	0.000%	8/1/13 (4)	2,220	2,219
San Juan CA Unified School District GO	0.000%	8/1/14 (4)	2,610	2,592
San Juan CA Unified School District GO	0.000%	8/1/16 (4)	2,000	1,912
San Juan CA Unified School District GO	0.000%	8/1/18 (4)	1,785	1,603
San Juan CA Unified School District GO	0.000%	8/1/19 (4)	2,210	1,912
San Juan CA Unified School District GO	0.000%	8/1/20 (4)	4,930	4,133
San Juan CA Unified School District GO	0.000%	8/1/23 (4)	4,540	3,187
San Marcos CA Public Facilities Authority
Tax Allocation Revenue (Project Areas No. 2 &
No. 3 Financing Project)	5.000%	8/1/35 (2)	5,000	5,046
San Marcos CA Unified School District GO	0.000%	8/1/32	2,600	1,079
San Marcos CA Unified School District GO	5.000%	8/1/34	5,620	6,193
San Marcos CA Unified School District GO	5.000%	8/1/38	2,835	3,101
3 San Mateo County CA Community College
District GO	5.000%	9/1/31	5,000	5,512
San Mateo County CA Joint Powers Financing
Authority Lease Revenue (Capital Project
Program)	6.500%	7/1/13 (14)	3,290	3,305
San Mateo County CA Joint Powers Financing
Authority Lease Revenue (Capital Project
Program)	5.000%	7/1/21 (14)	3,500	4,032
San Ramon Valley CA Unified School District GO	0.000%	7/1/13 (14)	3,680	3,679
San Ramon Valley CA Unified School District GO	0.000%	7/1/14 (14)	8,290	8,258
San Ramon Valley CA Unified School District GO	0.000%	7/1/15 (14)	2,005	1,981
San Ramon Valley CA Unified School District GO	5.000%	8/1/22	4,000	4,989
Santa Ana CA Financing Authority Police
Administration & Holding Facility Lease Revenue	6.250%	7/1/16 (14)	5,345	6,000
Santa Ana CA Financing Authority Police
Administration & Holding Facility Lease Revenue	6.250%	7/1/17 (14)	2,000	2,296
Santa Clara CA Electric Revenue	5.000%	7/1/13 (Prere.)	2,000	2,008
Santa Clara CA Electric Revenue	6.000%	7/1/31	3,000	3,580
Santa Clara CA Unified School District GO	5.000%	7/1/34	4,000	4,450

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Santa Clara County CA Financing Authority Lease
Revenue (Multiple Facilities Projects)	5.250%	5/15/36	5,000	5,673
Santa Clara County CA GO	5.000%	8/1/28	9,000	10,527
Santa Rosa CA Wastewater Revenue	6.000%	7/2/15 (2)	3,805	3,991
Santa Rosa CA Wastewater Revenue	6.000%	9/1/15 (4)	3,030	3,193
Santa Rosa CA Wastewater Revenue	5.000%	9/1/28	4,845	5,530
Santa Rosa CA Wastewater Revenue	5.000%	9/1/33	1,000	1,105
Solana Beach CA School District Special
Tax Revenue	5.000%	9/1/32	1,000	1,049
Solana Beach CA School District Special
Tax Revenue	5.000%	9/1/35	2,500	2,619
Sonoma County CA Junior College District GO	5.000%	8/1/27	2,000	2,360
Sonoma-Marin Area Rail Transportation District
California Sales & Use Tax Revenue	5.000%	3/1/28	3,500	4,009
South San Francisco CA Redevelopment Agency
Tax Allocation Revenue	5.000%	9/1/35 (14)	16,110	16,389
Southern California Public Power Authority
Revenue	5.000%	7/1/29	5,000	5,672
Southern California Public Power Authority
Revenue (Milford Wind Corridor Phase I Project)	5.000%	7/1/30	5,000	5,634
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/17	1,865	2,087
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/33	3,000	3,362
Southern California Public Power Authority
Revenue (Transmission Project)	5.750%	7/1/21 (14)	220	221
Southern California Public Power Authority
Revenue (Transmission Project)	5.000%	7/1/23	5,000	5,829
2 Sweetwater CA Unified School District GO
TOB VRDO	0.140%	6/7/13 (13)	700	700
Temecula Valley CA Unified School District GO	0.000%	8/1/35	3,000	2,183
Temecula Valley CA Unified School District GO	0.000%	8/1/37	3,785	2,746
Tobacco Securitization Authority Revenue
(Northern California Tobacco Settlement)	5.375%	6/1/38	4,500	4,127
Tobacco Securitization Authority Revenue
(Southern California Tobacco Settlement)	5.000%	6/1/37	2,155	1,991
Torrance CA Hospital Revenue (Torrance
Memorial Medical Center)	5.000%	9/1/40	3,000	3,224
Turlock CA Irrigation District Revenue	5.000%	1/1/31	2,000	2,194
Turlock CA Irrigation District Revenue	5.000%	1/1/35	3,000	3,217
Turlock CA Irrigation District Revenue	5.500%	1/1/41	3,445	3,876
Ukiah CA Electric Revenue	6.250%	6/1/18 (14)	3,480	3,742
Ukiah CA Unified School District GO	0.000%	8/1/32 (10)	6,425	2,470
Union CA Elementary School District GO	0.000%	9/1/15 (14)	3,860	3,808
Union CA Elementary School District GO	0.000%	9/1/16 (14)	1,500	1,457
Union CA Elementary School District GO	0.000%	9/1/17 (14)	2,295	2,174
Union CA Elementary School District GO	0.000%	9/1/18 (14)	1,630	1,505
Union CA Elementary School District GO	0.000%	9/1/19 (14)	1,750	1,556
Union CA Elementary School District GO	0.000%	9/1/20 (14)	2,300	1,966
Union CA Elementary School District GO	0.000%	9/1/21 (14)	2,000	1,619
University of California Revenue	5.750%	5/15/25	7,000	8,530
University of California Revenue	5.000%	5/15/28	5,000	5,907
University of California Revenue	4.750%	5/15/33	9,425	10,227
University of California Revenue	5.000%	5/15/33	5,000	5,753
University of California Revenue	5.000%	5/15/34	3,220	3,630
University of California Revenue	5.000%	5/15/34	5,205	5,835

California Long-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	University of California Revenue	5.000%	5/15/35	3,640	4,064
	University of California Revenue	5.000%	5/15/37 (13)	6,000	6,613
	University of California Revenue	5.250%	5/15/39	7,000	8,022
	University of California Revenue	5.000%	5/15/40	2,395	2,686
2	University of California Revenue TOB VRDO	0.070%	6/3/13	7,495	7,495
2	University of California Revenue TOB VRDO	0.070%	6/3/13	3,765	3,765
2	University of California Revenue TOB VRDO	0.150%	6/7/13	2,699	2,699
	Vallejo CA Sanitation & Flood Control COP	5.000%	7/1/19 (14)	3,484	3,618
	Ventura County CA Community College District GO 5.500%		8/1/33	8,500	9,908
	Ventura County CA Public Financing Authority
	Lease Revenue	5.000%	11/1/38	3,000	3,278
	Vista CA Unified School District GO	0.000%	8/1/28 (14)	7,425	3,770
	Walnut CA Energy Center Authority Revenue	5.000%	1/1/35	2,000	2,136
	Walnut CA Energy Center Authority Revenue	5.000%	1/1/40	10,000	10,627
	Walnut Valley CA Unified School District GO	6.000%	8/1/14 (ETM)	2,205	2,353
	Walnut Valley CA Unified School District GO	6.000%	8/1/15 (ETM)	2,470	2,761
	Walnut Valley CA Unified School District GO	6.000%	8/1/16 (ETM)	2,690	3,130
	Washington Township CA Health Care District
	Revenue	5.000%	7/1/32	3,000	3,103
	Washington Township CA Health Care District
	Revenue	5.000%	7/1/37	3,500	3,603
	West Contra Costa CA Unified School District GO	5.250%	8/1/35 (4)	7,000	7,981
	Westlands CA Water District Revenue	5.000%	9/1/34 (4)	2,000	2,234
	Yuba City CA Unified School District GO	0.000%	9/1/15 (14)	1,870	1,830
	Yuba City CA Unified School District GO	0.000%	9/1/17 (14)	2,060	1,899
	Yuba City CA Unified School District GO	0.000%	9/1/19 (14)	2,270	1,916
					2,981,497
Puerto Rico (0.1%)
	Puerto Rico Public Buildings Authority
	Government Facilities Revenue	5.250%	7/1/14 (Prere.)	75	79
2	Puerto Rico Sales Tax Financing Corp. Revenue
	TOB VRDO	0.170%	6/7/13 LOC	1,510	1,510
					1,589
Total Tax-Exempt Municipal Bonds (Cost $2,774,323)					2,983,086
Other Assets and Liabilities (-1.0%)
Other Assets					38,766
Liabilities					(66,951)
					(28,185)
Net Assets (100%)					2,954,901

California Long-Term Tax-Exempt Fund

At May 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	2,845,273
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(99,060)
Unrealized Appreciation (Depreciation)
Investment Securities	208,763
Futures Contracts	(75)
Net Assets	2,954,901

Investor Shares—Net Assets
Applicable to 37,695,654 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	446,782
Net Asset Value Per Share—Investor Shares	$11.85

Admiral Shares—Net Assets
Applicable to 211,614,574 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,508,119
Net Asset Value Per Share—Admiral Shares	$11.85

See Note A in Notes to Financial Statements.
1 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of May 31, 2013.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2013, the aggregate value of these securities was $29,114,000, representing 1.0% of net assets.
3 Securities with a value of $1,213,000 have been segregated as initial margin for open futures contracts.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corporation.
(13) Berkshire Hathaway Assurance Corporation.
(14) National Public Finance Guarantee Corporation.
(15) Build America Mutual Assurance Company.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

California Long-Term Tax-Exempt Fund

Statement of Operations

Six Months Ended
May 31, 2013
($000)
Investment Income
Income
Interest	59,360
Total Income	59,360
Expenses
The Vanguard Group—Note B
Investment Advisory Services	102
Management and Administrative—Investor Shares	387
Management and Administrative—Admiral Shares	1,178
Marketing and Distribution—Investor Shares	55
Marketing and Distribution—Admiral Shares	231
Custodian Fees	19
Shareholders’ Reports—Investor Shares	6
Shareholders’ Reports—Admiral Shares	5
Trustees’ Fees and Expenses	2
Total Expenses	1,985
Net Investment Income	57,375
Realized Net Gain (Loss)
Investment Securities Sold	9,641
Futures Contracts	(567)
Options on Futures Contracts	(14)
Realized Net Gain (Loss)	9,060
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(106,386)
Futures Contracts	(66)
Change in Unrealized Appreciation (Depreciation)	(106,452)
Net Increase (Decrease) in Net Assets Resulting from Operations	(40,017)

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	57,375	114,067
Realized Net Gain (Loss)	9,060	10,558
Change in Unrealized Appreciation (Depreciation)	(106,452)	232,132
Net Increase (Decrease) in Net Assets Resulting from Operations	(40,017)	356,757
Distributions
Net Investment Income
Investor Shares	(8,793)	(18,335)
Admiral Shares	(48,582)	(95,732)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(57,375)	(114,067)
Capital Share Transactions
Investor Shares	(25,096)	7,143
Admiral Shares	915	152,383
Net Increase (Decrease) from Capital Share Transactions	(24,181)	159,526
Total Increase (Decrease)	(121,573)	402,216
Net Assets
Beginning of Period	3,076,474	2,674,258
End of Period	2,954,901	3,076,474

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.24	$11.24	$11.01	$10.98	$10.19	$11.46
Investment Operations
Net Investment Income	. 226	. 459	. 473	. 476	. 481	. 499
Net Realized and Unrealized Gain (Loss)
on Investments	(. 390)	1.000	. 230	. 030.790		(1.270)
Total from Investment Operations	(.164)	1.459	.703	. 506	1.271	(.771)
Distributions
Dividends from Net Investment Income	(. 226)	(. 459)	(. 473)	(. 476)	(. 481)	(. 499)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 226)	(. 459)	(. 473)	(. 476)	(. 481)	(. 499)
Net Asset Value, End of Period	$11.85	$12.24	$11.24	$11.01	$10.98	$10.19

Total Return[1]	-1.35%	13.20%	6.60%	4.63%	12.71%	-6.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$447	$487	$441	$529	$691	$670
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.15%
Ratio of Net Investment Income to
Average Net Assets	3.76%	3.89%	4.33%	4.26%	4.51%	4.51%
Portfolio Turnover Rate	12%	16%	14%	18%	18%	27%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.24	$11.24	$11.01	$10.98	$10.19	$11.46
Investment Operations
Net Investment Income	. 231	. 468	. 482	. 485	. 490	. 507
Net Realized and Unrealized Gain (Loss)
on Investments	(. 390)	1.000	. 230	. 030.790		(1.270)
Total from Investment Operations	(.159)	1.468	.712	. 515	1.280	(.763)
Distributions
Dividends from Net Investment Income	(. 231)	(. 468)	(. 482)	(. 485)	(. 490)	(. 507)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 231)	(. 468)	(. 482)	(. 485)	(. 490)	(. 507)
Net Asset Value, End of Period	$11.85	$12.24	$11.24	$11.01	$10.98	$10.19

Total Return[1]	-1.31%	13.29%	6.68%	4.72%	12.80%	-6.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,508	$2,589	$2,234	$2,321	$2,183	$2,078
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%	0.08%
Ratio of Net Investment Income to
Average Net Assets	3.84%	3.97%	4.41%	4.34%	4.59%	4.58%
Portfolio Turnover Rate	12%	16%	14%	18%	18%	27%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard California Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended May 31, 2013, the fund’s average investments in long and short futures contracts represented 2% and less than 1% of net assets, respectively, based on quarterly average aggregate settlement values.

Options on futures contracts are also valued based upon their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

California Long-Term Tax-Exempt Fund

During the six months ended May 31, 2013, the fund’s average value of options written and options purchased represented 0% and less than 1% of net assets, respectively, based on quarterly average market values. The fund had no open options on futures contracts at May 31, 2013.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2009–2012), and for the period ended May 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2013, the fund had contributed capital of $370,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.15% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

California Long-Term Tax-Exempt Fund

The following table summarizes the market value of the fund’s investments as of May 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	2,983,086	—
Futures Contracts—Assets[1]	193	—	—
Futures Contracts—Liabilities[1]	(385)	—	—
Total	(192)	2,983,086	—
1 Represents variation margin on the last day of the reporting period.

D. At May 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2013	1,247	161,136	(178)
30-Year U.S. Treasury Bond	September 2013	(360)	(50,411)	103

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at November 30, 2012, the fund had available capital losses totaling $102,792,000 to offset future net capital gains of $10,093,000 through November 30, 2015, $22,521,000 through November 30, 2016, $40,669,000 through November 30, 2017, $12,572,000 through November 30, 2018, and $16,937,000 through November 30, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending November 30, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

The fund had realized losses totaling $5,337,000 through November 30, 2012, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At May 31, 2013, the cost of investment securities for tax purposes was $2,779,660,000. Net unrealized appreciation of investment securities for tax purposes was $203,426,000, consisting of unrealized gains of $211,368,000 on securities that had risen in value since their purchase and $7,942,000 in unrealized losses on securities that had fallen in value since their purchase.

California Long-Term Tax-Exempt Fund

F. During the six months ended May 31, 2013, the fund purchased $200,962,000 of investment securities and sold $174,912,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		May 31, 2013	November 30, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	47,457	3,943	114,182	9,668
Issued in Lieu of Cash Distributions	6,901	575	14,280	1,207
Redeemed	(79,454)	(6,606)	(121,319)	(10,283)
Net Increase (Decrease) —Investor Shares	(25,096)	(2,088)	7,143	592
Admiral Shares
Issued	215,428	17,899	387,105	32,846
Issued in Lieu of Cash Distributions	31,182	2,598	62,043	5,243
Redeemed	(245,695)	(20,431)	(296,765)	(25,201)
Net Increase (Decrease) —Admiral Shares	915	66	152,383	12,888

H. In preparing the financial statements as of May 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended May 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	11/30/2012	5/31/2013	Period
Based on Actual Fund Return
California Tax-Exempt Money Market Fund	$1,000.00	$1,000.09	$0.70
California Intermediate-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$990.72	$0.99
Admiral Shares	1,000.00	991.12	0.60
California Long-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$986.50	$0.99
Admiral Shares	1,000.00	986.89	0.59
Based on Hypothetical 5% Yearly Return
California Tax-Exempt Money Market Fund	$1,000.00	$1,024.23	$0.71
California Intermediate-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,023.93	$1.01
Admiral Shares	1,000.00	1,024.33	0.61
California Long-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,023.93	$1.01
Admiral Shares	1,000.00	1,024.33	0.61

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the California Tax-Exempt Money Market Fund, 0.14%; for the California Intermediate-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares; and for the California Long-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares. (The six-month expense ratio for the California Tax-Exempt Money Market Fund reflects a temporary reduction in operating expenses, described in Note B of the Notes to Financial Statements. Before this reduction, the fund’s annualized six-month expense ratio was 0.16%.) The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard California Tax-Exempt Money Market Fund, Vanguard California Intermediate-Term Tax-Exempt Fund, and Vanguard California Long-Term Tax-Exempt Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the funds’ investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance relative to a benchmark index (as applicable) and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the funds’ most recent performance can be found in the Performance Summary sections of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the funds’ advisory fee rates were also well below their peer-group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the funds’ at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

7-Day SEC Yield and 30-Day SEC Yield. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission. For other funds, 30-day SEC yield is derived using a formula specified by the commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. For Vanguard money market funds, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by the requisite nationally recognized statistical rating organizations. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. A Second Tier security is one that is eligible for money market funds and is not a First Tier security. For Vanguard tax-exempt bond funds, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 182 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Chairman of the Board of
(diversified manufacturing and services), Hewlett-	Hillenbrand, Inc. (specialized consumer services) and
Packard Co. (electronic computer manufacturing),	of Oxfam America; Director of SKF AB (industrial

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q752 072013

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CALIFORNIA TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CALIFORNIA TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 19, 2013

VANGUARD CALIFORNIA TAX-FREE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: July 19, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.